As filed with the Securities and Exchange Commission on December 15, 2017

							File No. 333-221237

================================================================================

                                 United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-14


                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                        Pre-Effective Amendment No.		[ ]
                        Post-Effective Amendment No. 1		[X]

                       (Check appropriate box or boxes)

                               -----------------

                        PIONEER ASSET ALLOCATION TRUST
              (Exact Name of Registrant as Specified in Charter)

                               -----------------

                                (617) 742-7825
                       (Area Code and Telephone Number)

                 60 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                                Terrence J. Cullen
                     Amundi Pioneer Asset Management, Inc.
                                60 State Street
                          Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

                               -----------------

                                  Copies to:

                             Roger P. Joseph, Esq.
                          Morgan, Lewis & Bockius LLP
                              One Federal Street
                          Boston, Massachusetts 02110

                               -----------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of Pioneer Solutions - Balanced Fund, a series of the Registrant.

It is proposed that this filing will become effective on December 15, 2017, pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

================================================================================

                         COMBINED INFORMATION STATEMENT

                                       OF

                     PIONEER SOLUTIONS -- CONSERVATIVE FUND

                                      AND

                        PIONEER SOLUTIONS -- GROWTH FUND
        (each an "Acquired Fund," and collectively the "Acquired Funds")

                                      AND

                                 PROSPECTUS FOR

                       PIONEER SOLUTIONS - BALANCED FUND
   (the "Acquiring Fund" and, together with the Acquired Funds, the
                                "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-225-6292

To the Shareholders of Pioneer Solutions - Conservative Fund and Pioneer Solutions - Growth Fund:

     The Board of Trustees of Pioneer Solutions - Conservative Fund and
Pioneer Solutions - Growth Fund has approved the reorganization of each fund (each, an "Acquired Fund") with and into Pioneer Solutions - Balanced Fund
(the "Acquiring Fund") after considering the recommendation of Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), the investment manager to your fund, and concluding that the reorganization would be in the best interests of your fund.

     Following is a brief description of certain aspects of the reorganizations:

     o Each fund has the same investment objective of long-term capital growth and current income.

     o Each fund has similar investment policies and strategies. Like the Acquired Funds, the Acquiring Fund is a "fund of funds" that allocates its assets primarily among other mutual funds, including mutual funds managed by Amundi Pioneer and funds unaffiliated with Amundi Pioneer ("underlying funds"). Following the completion of the reorganizations, it is anticipated that the combined fund will invest to a greater extent in underlying funds managed by Amundi Pioneer. In addition, unlike the Acquired Funds, it is expected that, following the completion of the reorganizations, Amundi Pioneer will not seek to maintain a target annualized volatility level for the combined fund or use derivative strategies to a significant extent to seek incremental return or to seek to limit risk.

     o Following completion of the Reorganizations it is anticipated that the combined fund will have a balanced investment orientation and, accordingly: (i) relative to Pioneer Solutions -- Conservative Fund, significantly less exposure to fixed income investments and their related risks and significantly more exposure to international and U.S. equity investments and their related risks; and (ii) relative to Pioneer Solutions -- Growth Fund, significantly more exposure to fixed income investments and their related risks and significantly less exposure to international and U.S. equity investments and their related risks.

     o Each fund currently is managed by Amundi Pioneer. Following the completion of the Reorganizations, the combined fund will be managed by Amundi Pioneer. The funds' portfolio management team currently consists of John O'Toole, Paul Weber, and Salvatore Buono. Following the completion of the Reorganizations, the combined fund's management team will consist of Kenneth J. Taubes and Marco Pirondini.

     o The expense ratio of each class of shares of the combined fund is expected to be no higher than the expense ratio of the corresponding class of shares of your fund.

     o Unlike the Acquired Funds and the Acquiring Fund, the combined fund will not pay a direct management fee to Amundi Pioneer. However, as is currently the case for each of the funds, following the completion of the Reorganizations, the combined fund will continue to bear a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the combined fund invests.

     o None of the funds has achieved a sufficient size to allow for more efficient operations. The larger asset size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base.

     o Upon completion of the reorganization of your fund, you will hold shares of each class of the Acquiring Fund corresponding to a class of your fund's shares that you hold immediately prior to the reorganization having the same aggregate net asset value as your holdings of shares of that class of your fund immediately prior to the reorganization.

     o    Each transaction is expected to be treated as a "reorganization" under
          Section 368(a) of the Internal Revenue Code of 1986, as amended, and shareholders therefore are not expected to recognize any taxable gain or loss on the exchange of their Acquired Fund shares for shares of the Acquiring Fund.

     Each reorganization is expected to occur on or about January 26, 2018. Although the reorganizations may be viewed as separate transactions, and neither reorganization is contingent on the occurrence of the other reorganization, the reorganizations are expected to occur simultaneously. No commission, redemption fee or other transactional fee will be charged as a result of the reorganizations.

     The reorganizations do not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the combined fund, outlines the differences between each Acquired Fund and the combined fund, and provides details about the terms and conditions of each reorganization.

     The Board of Trustees of each Acquired Fund has unanimously approved each Acquired Fund's reorganization and believes each reorganization is in the best interests of your fund.

     If you have any questions, please call 1-800-225-6292.

                              Sincerely,

                              Christopher J. Kelley
                              Secretary

Boston, Massachusetts
December 15, 2017

                         COMBINED INFORMATION STATEMENT

                                       OF

                     PIONEER SOLUTIONS - CONSERVATIVE FUND

                                      AND

                        PIONEER SOLUTIONS - GROWTH FUND
        (each an "Acquired Fund," and collectively the "Acquired Funds")

                                      AND

                                 PROSPECTUS FOR

                       PIONEER SOLUTIONS - BALANCED FUND

        (the "Acquiring Fund" and, together with the Acquired Funds, the
                                "Pioneer Funds")

           The address and telephone number of the Pioneer Funds is:

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-225-6292

    The Securities and Exchange Commission and the Commodity Futures Trading Commission have not, and no state securities authority has, approved or disapproved the shares of the Pioneer Funds or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

     An investment in any Pioneer Fund (each sometimes referred to herein as a "fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     This Information Statement/Prospectus concisely sets forth information that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

                               TABLE OF CONTENTS
                                                                                   Page
                                                                                   -----
INTRODUCTION                                                                           3
REORGANIZATIONS OF PIONEER SOLUTIONS - CONSERVATIVE FUND AND PIONEER SOLUTIONS -
     GROWTH FUND WITH PIONEER SOLUTIONS - BALANCED FUND                                6
OTHER IMPORTANT INFORMATION REGARDING THE REORGANIZATIONS                             39
TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION                                     41
TAX STATUS OF THE REORGANIZATIONS                                                     42
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS                                        48
FINANCIAL HIGHLIGHTS                                                                  69
OWNERSHIP OF SHARES OF THE PIONEER FUNDS                                              74
EXPERTS                                                                               77
AVAILABLE INFORMATION                                                                 78
EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION                             A-1

                                  INTRODUCTION

     This combined information statement/prospectus, dated December 15, 2017 (the "Information Statement/Prospectus"), is being furnished to shareholders of each of Pioneer Solutions - Conservative Fund and Pioneer Solutions - Growth Fund (each, an "Acquired Fund") in connection with the reorganization of each Acquired Fund with Pioneer Solutions - Balanced Fund (the "Acquiring Fund"). Although the reorganization of each Acquired Fund with the Acquiring Fund may be considered as separate transactions, and are not contingent on the occurrence of the other Acquired Fund's reorganization, the reorganizations are expected to occur simultaneously. The reorganizations do not require shareholder approval, and you are not being asked to vote.

     The Information Statement/Prospectus contains information you should know about each reorganization.

     A copy of the agreement and plan of reorganization that provides for the reorganization of each Acquired Fund is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, carefully.

The date of this Information Statement/Prospectus is December 15, 2017.

     For more complete information about each fund, please read the fund's prospectus and statement of additional information, as they may be amended and/or supplemented. Each fund's prospectus and statement of additional information has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.

Where to Get More Information
-------------------------------------------------------------------------------------------------------------------------
Each fund's current summary prospectus, prospectus, On file with the SEC (http://www.sec.gov) and available at no charge
statement of additional information, and any        by calling our toll-free number: 1-800-225-6292. See
applicable supplements.                             "Available Information."
-------------------------------------------------------------------------------------------------------------------------
Each fund's most recent annual and semi-annual      On file with the SEC (http://www.sec.gov) and available at no charge
reports to shareholders.                            by calling our toll-free number: 1-800-225-6292. See
                                                    "Available Information."
-------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this      On file with the SEC (http://www.sec.gov) and available at no charge
Information Statement/Prospectus (the "SAI"),       by calling our toll-free number: 1-800-225-6292. This SAI is
dated December 15, 2017. It contains additional     incorporated by reference into this Information Statement/Prospectus.
information about the funds.                        See "Available Information."
-------------------------------------------------------------------------------------------------------------------------
To ask questions about this Information             Call our toll-free telephone number: 1-800-225-6292.
Statement/Prospectus
-------------------------------------------------------------------------------------------------------------------------

     Each Acquired Fund's summary prospectus, prospectus and statement of additional information dated December 1, 2017, as supplemented, are incorporated by reference into this Information Statement/Prospectus.

Background to the Reorganization

     Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), each fund's investment adviser, has recommended the reorganization of each Acquired Fund with the Acquiring Fund (each, a "Reorganization"), and the Board of Trustees has determined that the Reorganization of each Acquired Fund is in the best interests of such Acquired Fund. Factors that Amundi Pioneer took into consideration in making its recommendations, and the Board of Trustees took into consideration in making its determinations, include:

     o The expense ratio of each class of shares of the combined fund is expected to be no higher than the expense ratio of the corresponding class of shares of your fund.

     o Unlike the Acquired Funds and the Acquiring Fund, the combined fund will not pay a direct management fee to Amundi Pioneer. However, as is currently the case for each of the funds, following the completion of the Reorganizations, the combined fund will continue to bear a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the combined fund invests. The pro rata portion of the management fees of underlying Amundi Pioneer funds borne by the combined fund following the completion of the Reorganizations is not expected to exceed the direct management fee and the pro rata portion of the management fees of underlying Amundi Pioneer funds currently borne by your fund.

     o None of the funds has achieved a sufficient size to allow for more efficient operations. The larger asset size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base.

     o Each fund has the same investment objective of long-term capital growth and current income.

     o Each fund has similar investment policies and strategies. Like the Acquired Funds, the Acquiring Fund is a "fund of funds" that allocates its assets primarily among other mutual funds, including mutual funds managed by Amundi Pioneer and funds unaffiliated with Amundi Pioneer ("underlying funds"). Following the completion of the Reorganizations, it is anticipated that the combined fund will invest to a greater extent in underlying funds managed by Amundi Pioneer. In addition, unlike the Acquired Funds and the Acquiring Fund, it is expected that, following the completion of the Reorganizations, Amundi Pioneer will not seek to maintain a target annualized volatility level for the combined fund or use derivative strategies to a significant extent to seek incremental return or to seek to limit risk.

     o Following completion of the Reorganizations it is anticipated that the combined fund will have a balanced investment orientation and, accordingly: (i) relative to Pioneer Solutions -- Conservative Fund, significantly less exposure to fixed income investments and their related risks and significantly more exposure to international and U.S. equity investments and their related risks; and (ii) relative to Pioneer Solutions -- Growth Fund, significantly more exposure to fixed income investments and their related risks and significantly less exposure to international and U.S. equity investments and their related risks.

     o The funds' portfolio management team currently consists of John O'Toole, Paul Weber, and Salvatore Buono. Following the completion of the Reorganizations, the combined fund's management team will consist of Kenneth J. Taubes and Marco Pirondini.

     o Each Reorganization, itself, generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by the Acquired Fund, the Acquiring Fund or by the shareholders of any fund.

     At a meeting held on September 12, 2017, the Board of Trustees of the funds unanimously approved the Reorganization of each Acquired Fund with the Acquiring Fund. The Reorganization of each Acquired Fund is not subject to approval by the shareholders of such Acquired Fund.

How will the Reorganizations work?

     o Each Acquired Fund's Reorganization is scheduled to occur on or about January 26, 2018, but may occur on such later date as the parties may agree in writing (the "Closing Date").

     o Your fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of your fund's liabilities.

     o The Acquiring Fund will issue Class A, Class C, Class R and Class Y shares to your fund with an aggregate net asset value equal to the aggregate net asset value of your fund's Class A, Class C, Class R and Class Y shares, respectively.

     o Shares of the Acquiring Fund will be distributed to you on a class-by-class basis in proportion to the relative net asset value of your holdings of shares of each class of your fund on the Closing Date. Therefore, upon completion of the Reorganization, you will hold shares of each class of the Acquiring Fund corresponding to a class of your fund held by you with the same aggregate net asset value as your holdings of shares of that class of your fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each fund will be determined using the Pioneer Funds' valuation policies and procedures. Each fund's valuation policy and procedures are identical.

     o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. After the Reorganizations, any contingent deferred sales charge that applied to your Class A or Class C shares of your fund at the time of the Reorganizations will continue to apply for the remainder of the applicable holding period at the time of the Reorganizations. In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares you receive as a result of the Reorganizations.

     o The Reorganizations generally are not expected to result in gain or loss being recognized for federal income tax purposes by any fund or by the shareholders of any fund.

     o In approving the Reorganization of each Acquired Fund, the Board of Trustees of each fund, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Pioneer Funds, Amundi Pioneer, or Amundi Pioneer Distributor, Inc., the Pioneer Funds' principal underwriter and distributor ("Amundi Pioneer Distributor") (the "Independent Trustees"), has determined that such Reorganization is in the best interest of such Acquired Fund and the Acquiring Fund and will not dilute the interests of shareholders. The Trustees have made this determination based on factors that are discussed below.

     o Shareholders of an Acquired Fund who determine that they do not wish to become shareholders of the combined fund may (a) redeem their shares of their Acquired Fund prior to the Closing Date or (b) exchange their shares of their Acquired Fund prior to the Closing Date for shares of another Pioneer fund by contacting Amundi Pioneer or their investment professional or financial intermediary. Any contingent deferred sales charge that applies to your Class A or Class C shares will be waived in connection with a redemption of your shares of an Acquired Fund prior to the Closing Date. Please note that a redemption or an exchange of shares of an Acquired Fund will be a taxable event and a shareholder may recognize a gain or loss for federal income tax purposes in connection with that transaction.

     This Information Statement/Prospectus relates only to the Class A, Class C, Class R and Class Y shares to be issued in the Reorganization.

What are the federal income tax consequences of each Reorganization?

     As a condition to the closing of each Reorganization, the applicable Acquired Fund and the Acquiring Fund must receive an opinion of Morgan, Lewis & Bockius LLP substantially to the effect that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Accordingly, subject to the limited exceptions described below under the heading "Tax Status of the Reorganizations," it is expected that neither you nor in general your Acquired Fund will recognize gain or loss as a direct result of the applicable Reorganization, and that the aggregate tax basis of the shares of each class that you receive in that Reorganization will be the same as the aggregate tax basis of the shares of the corresponding class that you surrender in that Reorganization. In addition, your holding period for the shares of each class you receive in the applicable Reorganization will include the holding period of the shares of the corresponding class that you surrender in that Reorganization, provided that you held those shares as capital assets on the date of that Reorganization. However, in accordance with the Pioneer Funds' policy that each Pioneer Fund distributes its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income and excise tax thereon at the fund level), your Acquired Fund will declare and pay a distribution of such income and gains to its shareholders shortly before the applicable Reorganization. Such distribution may affect the amount, timing or character of taxable income that you realize in respect of your Acquired Fund shares. For more information, see "Tax Status of the Reorganizations" on page 42 of the Information Statement/Prospectus. The Acquiring Fund may make a comparable distribution to its shareholders shortly before one or both Reorganizations. Additionally, following the Reorganizations, the Acquiring Fund will continue to make distributions according to its regular distribution schedule. You will generally need to pay tax on those distributions even though they may include income and gains that were accrued and/or realized before you became a shareholder of the Acquiring Fund.

Who bears the expenses associated with the Reorganization?

     Each Acquired Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization of such Acquired Fund, including expenses associated with preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees ("Reorganization Costs"). The Acquiring Fund agrees to pay 25% of the Reorganization Costs incurred in connection with each Reorganization. Amundi Pioneer will bear the remaining 50% of the Reorganization Costs. If both Reorganizations are consummated on the same Closing Date, 12.5% of the aggregate Reorganization Costs shall be paid by each Acquired Fund, and 25% of the aggregate Reorganization Costs shall by paid by the Acquiring Fund. Amundi Pioneer would bear the remaining 50% of the Reorganization Costs. It is estimated that these expenses in the aggregate will be approximately $150,000, of which each Acquired Fund will bear approximately $18,750 for its Reorganization, the Acquiring Fund will bear approximately $37,500 in the aggregate for both Reorganizations, and Amundi Pioneer will bear the remaining $75,000. If only one Acquired Fund's Reorganization is consummated, such Acquired Fund will bear approximately $37,500 of the Reorganization Costs and the Acquiring Fund will bear approximately $37,500 of the Reorganization Costs. Amundi Pioneer would bear the remaining 50% of the Reorganization Costs. Expenses will, however, be paid by the party directly incurring the expenses to the extent that the payment by another person would result in a failure by any fund to qualify for treatment as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code or would prevent a Reorganization from qualifying as a "reorganization" within the meaning of Section 368 of the Internal Revenue Code or otherwise result in the imposition of tax on a fund or on a fund's shareholders.

         REORGANIZATIONS OF PIONEER SOLUTIONS - CONSERVATIVE FUND AND
                     PIONEER SOLUTIONS - GROWTH FUND WITH
                       PIONEER SOLUTIONS - BALANCED FUND

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

                                Fund Comparison

     The Board of Trustees of each Acquired Fund has approved the Reorganization of each Acquired Fund with the Acquiring Fund. There are similarities among the funds, as well as certain differences, including:

     o Investment Adviser. Each fund currently is managed by Amundi Pioneer. Following the completion of the Reorganizations, the combined fund will be managed by Amundi Pioneer. The funds' portfolio management team currently consists of John O'Toole, Paul Weber, and Salvatore Buono. Following the completion of the Reorganizations, the combined fund's management team will consist of Kenneth J. Taubes and Marco Pirondini.

     o Investment Objective. Each fund currently has the same investment objective of long-term capital growth and current income. Following the completion of the Reorganizations, the investment objective of the combined fund also will be long-term capital growth and current income.

     o "Fund of Funds." Each fund currently is a "fund of funds." Following the completion of the Reorganizations, the combined fund will remain a "fund of funds."

     o Focus on Underlying Pioneer Funds. Each fund currently allocates approximately 60%-70% of its total assets to underlying funds managed by Amundi Pioneer. Following the completion of the Reorganizations, it is anticipated that, initially, the combined fund will invest to a greater extent (90%-95% of its total assets) in underlying funds managed by Amundi Pioneer. However, like your fund, it is expected that the combined fund will invest in securities of unaffiliated mutual funds or exchange-traded funds ("ETFs") when the desired economic exposure to a particular asset category or investment strategy is not available through a Pioneer fund.

     o Investment Process. For each fund, Amundi Pioneer currently selects investments it believes will perform well over time while maintaining a target annualized volatility level that corresponds to the fund's relative risk profile. Following the completion of the Reorganizations, Amundi Pioneer will not seek to maintain a target annualized volatility level for the combined fund, but the portfolio management team will continue to evaluate asset classes, fund attributes, broad economic and market factors, and strategic and tactical considerations in its investment decisions. In addition, each fund currently uses derivative strategies to seek incremental return or to seek to limit risk. Following the completion of the Reorganizations, the combined fund will continue to have the ability to use derivatives, but it is currently anticipated that the combined fund generally will not use derivative strategies to the same extent as does your fund.

     o Asset Class Exposure. Following the completion of the Reorganizations, it is anticipated that, initially, the combined fund's exposure to different asset classes will most closely resemble the Acquiring Fund's exposure to different asset classes prior to the Reorganizations. At July 31, 2017, approximately 42% of the Balanced Fund's total assets was invested in fixed income underlying funds, approximately 35% of the fund's total assets was invested in international equity underlying funds, approximately 18% of the fund's total assets was invested in U.S. equity funds, and approximately 4% of the fund's total assets was invested directly in fixed income obligations.

          Accordingly, it is anticipated that, following the completion of the Reorganizations, the combined fund will have: (i) relative to Pioneer Solutions - Conservative Fund, significantly less exposure to fixed income investments and their related risks and significantly more exposure to international and U.S. equity investments and their related risks; and (ii) relative to Pioneer Solutions - Growth Fund, significantly more exposure to fixed income investments and their related risks and significantly less exposure to international and U.S. equity investments and their related risks. However, the combined fund's exposure to different asset classes and allocations among underlying funds will change from time to time in response to broad economic and market factors, as well as strategic and tactical considerations. There is no maximum or minimum exposure that the fund must have to any asset class.

     The tables below compare certain features of each fund to the features of the combined fund that will be in effect upon completion of the Reorganizations. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and the combined fund.

                                                                                                    Pioneer Solutions -
                                                                                                    Balanced Fund
           Pioneer Solutions -          Pioneer Solutions -            Pioneer Solutions -          (Combined Fund,
           Conservative Fund            Growth Fund                    Balanced Fund                Post-Reorganization)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Long-term capital growth and current income.
Objective
-----------------------------------------------------------------------------------------------------------------------------------
           The fund's investment objective may be changed without shareholder approval. The fund will provide at least 30 days'
           notice prior to implementing any change to its investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Principal  The fund seeks to achieve its investment objectives by primarily investing in other funds ("underlying funds") and
Investment using asset allocation strategies to allocate its assets among the underlying funds.
Strategies
-----------------------------------------------------------------------------------------------------------------------------------
           The fund may also invest directly in securities and use derivatives.
-----------------------------------------------------------------------------------------------------------------------------------
           The fund may invest in underlying funds that are either managed by Amundi Pioneer or managed by an adviser not associated with Amundi Pioneer, including exchange-traded funds.
-----------------------------------------------------------------------------------------------------------------------------------
           The fund invests mainly in underlying funds managed by Amundi Pioneer or                 The fund invests primarily
           one of its affiliates.                                                                   in underlying funds
                                                                                                    managed by Amundi Pioneer
                                                                                                    or one of its affiliates.
                                                                                                    It is currently anticipated
                                                                                                    that, following the
                                                                                                    completion of the
                                                                                                    Reorganizations, the
                                                                                                    combined fund will invest to
                                                                                                    a greater extent in underlying
                                                                                                    funds managed by Amundi
                                                                                                    Pioneer.
-----------------------------------------------------------------------------------------------------------------------------------
           At July 31, 2017,            At July 31, 2017,              At July 31, 2017,            It is currently anticipated
           approximately 71% of the     approximately 71% of the       approximately 69% of the     that, following the
           fund's total assets was      fund's total assets was        fund's total assets was      completion of the
           invested in underlying funds invested in underlying funds   invested in underlying funds Reorganizations, initially,
           managed by Amundi Pioneer    managed by Amundi Pioneer      managed by Amundi Pioneer    approximately 90%-95% of
           and approximately 28% of     and approximately 25%          and approximately 27% of     the fund's total assets will be
           the fund's total assets was  of the fund's total assets was the fund's total assets was  invested in underlying funds
           invested in underlying funds invested in underlying funds   invested in underlying funds managed by Amundi
           managed by an adviser not    managed by an adviser not      managed by an adviser not    Pioneer, and approximately
           associated with Amundi       associated with Amundi         associated with Amundi       5%-10% of the fund's total
           Pioneer, including           Pioneer, including             Pioneer, including           assets will be invested in
           exchange-traded funds.       exchange-traded funds.         exchange-traded funds.       underlying funds managed
                                                                                                    by an adviser not associated
                                                                                                    with Amundi Pioneer,
                                                                                                    including exchange-traded
                                                                                                    funds.
                                                                                                    The fund's allocations
                                                                                                    among underlying funds,
                                                                                                    including funds managed by
                                                                                                    Amundi Pioneer, will change
                                                                                                    from time to time in
                                                                                                    response to strategic and
                                                                                                    tactical considerations.
                                                                                                    There is no maximum or
                                                                                                    minimum allocation that the
                                                                                                    fund must have to
                                                                                                    underlying funds managed
                                                                                                    by Amundi Pioneer.

                                                                                               Pioneer Solutions --
                                                                                               Balanced Fund
Pioneer Solutions --         Pioneer Solutions --         Pioneer Solutions --                 (Combined Fund,
Conservative Fund            Growth Fund                  Balanced Fund                        Post-Reorganization)
-------------------------------------------------------------------------------------------------------------------------------
The fund may also invest in securities of unaffiliated mutual funds or exchange-traded funds ("ETFs") when the desired economic exposure to a particular asset category or investment strategy is not available through a Pioneer fund.
-------------------------------------------------------------------------------------------------------------------------------
The fund allocates its assets among underlying funds with exposure to the broad asset classes of equity, fixed income and short-term (money market) investments. The fund also may invest in underlying funds with exposure to non-traditional --
so-called "alternative" -- asset classes such as real estate investment trusts ("REITs") or commodities, or that use alternative strategies, such as market neutral strategies (strategies that seek to achieve positive returns while attempting to limit general market exposure) or relative value strategies (strategies that seek to identify securities that are undervalued relative to each other or historical norms).
-------------------------------------------------------------------------------------------------------------------------------
The fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds.
Accordingly, the fund's exposure to different asset classes and allocations among underlying funds will change from time to time in response to broad economic and market factors, as well as strategic and tactical considerations. There is no maximum or minimum exposure that the fund must have to any asset class. The equity securities to which the fund may have exposure may be of any market capitalization. The fixed income securities to which the fund may have exposure may be of any maturity and of any credit quality, including high yield or "junk" bonds.
-------------------------------------------------------------------------------------------------------------------------------
At July 31, 2017,            At July 31, 2017,            At July 31, 2017,                    It is currently anticipated
approximately 75% of the     approximately 15% of the     approximately 42% of the             that, following the
fund's total assets was      fund's total assets was      fund's total assets was              completion of the
invested in fixed income     invested in fixed income     invested in fixed income             Reorganizations, initially, the
underlying funds,            underlying funds,            underlying funds,                    combined fund's exposure to
approximately 13% of the     approximately 47% of the     approximately 35% of the             different asset classes will
fund's total assets was      fund's total assets was      fund's total assets was              most closely resemble the
invested in international    invested in international    invested in international            Acquiring Fund's exposure to
equity underlying funds,     equity underlying funds,     equity underlying funds,             different asset classes prior
approximately 8% of the      approximately 34% of the     approximately 18% of the             to the Reorganizations. As
fund's total assets was      fund's total assets was      fund's total assets was              noted above, the fund's
invested in U.S. equity      invested in U.S. equity      invested in U.S. equity              exposure to different asset
funds, and approximately     funds, and approximately     funds, and approximately             classes and allocations
4% of the fund's total       4% of the fund's total       4% of the fund's total               among underlying funds will
assets was invested          assets was invested          assets was invested                  change from time to time in
directly in fixed            directly in fixed            directly in fixed                    response to broad economic
income obligations.          income obligations.          income obligations.                  and market factors, as well
                                                                                               as strategic and tactical
                                                                                               considerations. There is no
                                                                                               maximum or minimum
                                                                                               exposure that the fund must
                                                                                               have to any asset class.
-------------------------------------------------------------------------------------------------------------------------------
Amundi Pioneer selects investments it believes will perform well over time while               Following the completion of
maintaining a level of volatility (the variability of returns from one period to the next)     the Reorganizations, Amundi
corresponding to its risk/return profile, targeting an annualized volatility level for each    Pioneer will not seek to
fund as follows:                                                                               maintain a target annualized
                                                                                               volatility level for the
                                                                                               combined fund.
-------------------------------------------------------------------------------------------------------------------------------
Annualized Volatility Level: Annualized Volatility Level: Annualized Volatility Level:

Approximately 3% - 7.5%      Approximately 10% - 18%      Approximately 6% - 12.5%
-------------------------------------------------------------------------------------------------------------------------------
Due to market conditions and other factors, the actual or realized volatility of the fund for any particular period of time may be materially higher or lower than the target level. The fund's volatility results from rapid and dramatic price swings of securities held by the underlying funds in which the fund invests. Higher volatility generally indicates higher risk.

                                                                                                   Pioneer Solutions --
                                                                                                   Balanced Fund
Pioneer Solutions --    Pioneer Solutions --                  Pioneer Solutions --                 (Combined Fund,
Conservative Fund       Growth Fund                           Balanced Fund                        Post-Reorganization)
--------------------------------------------------------------------------------------------------------------------------------
Amundi Pioneer allocates the fund's assets among underlying funds and other investments based on strategic positioning and tactical considerations, taking into account both broad economic and market factors and factors specific to particular investments. Amundi Pioneer allocates the fund's investments in the underlying funds based on an evaluation of three components: strategic asset allocation (generally, the weighting of allocations among broad asset classes to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to add value relative to the general strategic allocations) and fund selection. Amundi Pioneer's analysis in selecting underlying funds includes an assessment of the fund's historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. Amundi Pioneer considers the relative return potential of investments in view of their expected relative risk, including potential volatility and drawdown risk (the risk of significant loss, measured from peak value) among other risks. Amundi Pioneer also analyzes the fund's investment strategies, investment process and portfolio management team. The goal of this process is to identify a combination of investments with the potential to provide total return consistent with the fund's overall risk/return profile.
--------------------------------------------------------------------------------------------------------------------------------
As part of its overall strategy, the fund may use derivatives, including futures, options,         The fund may use
forward foreign currency exchange contracts and swaps. The fund may use derivatives                derivatives for a variety of
in an effort to limit the effects of volatility or severe market events on the fund, to seek       purposes, including: in an
incremental return, and for a variety of other hedging and non-hedging purposes.                   attempt to hedge against
The fund also may use derivatives strategies designed to isolate sources of return                 adverse changes in the
associated with specific investment opportunities that are not correlated to the general           market price of securities,
market environment. Investment opportunities may relate, for example, to the relative              interest rates or currency
value or credit quality of individual instruments, issuers, industries or sectors, capital         exchange rates; and to
or investment structures relating to issuers or sectors, the structure (yield curve) or            attempt to increase the
direction of prevailing interest rates, the movement of global currency exchange rates,            fund's return, and for a
and the expected price convergence of different instruments. These strategies often                variety of other hedging and
entail two or more simultaneous derivatives positions (one long and one short)                     non-hedging purposes.
structured in an effort to reduce some risks while isolating a potential source of                 In addition, certain
return. The fund may invest in derivative instruments to the full extent permitted by              underlying funds may use
applicable legal and regulatory requirements.                                                      derivatives, including
In addition, certain underlying funds may use derivatives.                                         futures, options, forward
                                                                                                   foreign currency exchange
                                                                                                   contracts and swaps.
                                                                                                   It is currently anticipated
                                                                                                   that, following the
                                                                                                   completion of the
                                                                                                   Reorganizations, the
                                                                                                   combined fund will not
                                                                                                   generally use derivative
                                                                                                   strategies to the same extent
                                                                                                   as the Acquired Funds or the
                                                                                                   Acquiring Fund, pre-
                                                                                                   Reorganizations.

                                                                                                      Pioneer Solutions --
                                                                                                      Balanced Fund
           Pioneer Solutions --         Pioneer Solutions --             Pioneer Solutions --         (Combined Fund,
           Conservative Fund            Growth Fund                      Balanced Fund                Post-Reorganization)
------------------------------------------------------------------------------------------------------------------------------------
           Investments typically are sold -- and derivatives-based strategies unwound -- when Amundi  Investments typically are
           Pioneer's overall assessment of market and economic conditions changes or the              sold when Amundi Pioneer's
           assessments of the attributes of specific investments change.                              overall assessment of
                                                                                                      market and economic
                                                                                                      conditions changes or the
                                                                                                      assessments of the
                                                                                                      attributes of specific
                                                                                                      investments change.
------------------------------------------------------------------------------------------------------------------------------------
Portfolio  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).
Turnover   A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.
------------------------------------------------------------------------------------------------------------------------------------
           During the fiscal year ended During the fiscal year ended     During the fiscal year ended
           July 31, 2017, the fund's    July 31, 2017, the fund's        July 31, 2017, the fund's
           portfolio turnover rate was  portfolio turnover rate was      portfolio turnover rate was
           31% of the average value     26% of the average value         27% of the average value
           of its portfolio.            of its portfolio.                of its portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Investment Amundi Pioneer Asset Management, Inc.
Adviser
------------------------------------------------------------------------------------------------------------------------------------
Portfolio  John O'Toole, Head of Multi-Asset Fund Solutions at Amundi Pioneer (portfolio manager      Kenneth J. Taubes, Executive
Management of the fund since November 2014); Paul Weber, Head of Fund Research and Manager            Vice President and Chief
           Selection within the Multi-Asset Fund Solutions team at Amundi Pioneer (portfolio          Investment Officer, U.S. of
           manager of the fund since November 2014); and Salvatore Buono, Head of Strategy            Amundi Pioneer (portfolio
           Alignment and Structured Products within the Multi-Asset Fund Solutions team at            manager of the fund since
           Amundi Pioneer (portfolio manager of the fund since November 2014).                        January 2018); and Marco
                                                                                                      Pirondini, Executive Vice
                                                                                                      President and Head of U.S.
                                                                                                      Equities U.S. at Amundi
                                                                                                      Pioneer (portfolio manager
                                                                                                      of the fund since January
                                                                                                      2018).
------------------------------------------------------------------------------------------------------------------------------------
Fiscal     July 31
Year
End
------------------------------------------------------------------------------------------------------------------------------------
Business   A series of Pioneer Asset Allocation Trust, an open-end management investment company organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net Assets $57.3 million                $306.7 million                   $164.5 million               $528.5 million
(as of                                                                                                (Assuming completion
7/31/17)                                                                                              of each Reorganization)
(audited)

                                                PRINCIPAL INVESTMENTS
                                                                                               Pioneer Solutions --
                                                                                               Balanced Fund
            Pioneer Solutions --           Pioneer Solutions --     Pioneer Solutions --       (Combined Fund,
            Conservative Fund              Growth Fund              Balanced Fund              Post-Reorganization)
------------------------------------------------------------------------------------------------------------------------------------
                                           Investments in Equity Securities

Equity      The fund may invest in equity securities. Equity securities in which the fund invests include common stocks and
Securities  securities with common stock characteristics, such as ETFs that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in REITs and preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
Investments REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.
in REITs    Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of proper ties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.
------------------------------------------------------------------------------------------------------------------------------------

                                         Investments in Fixed Income Securities

Debt        The fund may invest in debt securities. Debt securities in which the fund invests include U.S. government securities,
Securities  debt securities of corporate and other issuers, mortgage- and asset-backed securities and short-term debt securities.
            The fund may acquire debt securities that are investment grade and may invest in below investment grade debt securities
            (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
------------------------------------------------------------------------------------------------------------------------------------
U.S.        The fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the
Government  U.S. government, its agencies or government-sponsored entities. U.S. government securities include obligations: directly
Securities  issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and
            Government National Mortgage Association ("GNMA") certificates; supported by the right of the issuer to borrow from the
            U.S. Treasury, like those of the Federal Home Loan Banks ("FHLBs"); supported by the discretionary authority of the U.S.
            government to purchase the agency's securities like those of the Federal National Mortgage Association ("FNMA"); or
            supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S.
            government agencies as part of government initiatives in response to the market crisis or otherwise. U.S. government securities include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest bearing securities with comparable maturities.

            Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and Federal Home
            Loan Mortgage Corporation ("FHLMC").
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-   The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by
Backed      government-sponsored entities such as FNMA or FHLMC or by agencies of the U.S. government, such as GNMA.
Securities  Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The fund's investments in mortgage-related securities may include mortgage derivatives and structured securities.

            The fund may invest in collateralized mortgage obligations ("CMOs"). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

                                                      PRINCIPAL INVESTMENTS
                                                                                        Pioneer Solutions --
                                                                                        Balanced Fund
             Pioneer Solutions --             Pioneer Solutions -- Pioneer Solutions -- (Combined Fund,
             Conservative Fund                Growth Fund          Balanced Fund        Post-Reorganization)
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed The fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by
Securities   and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The fund's investments in asset-backed securities may include derivative and structured securities.

             The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
------------------------------------------------------------------------------------------------------------------------------------
Event-Linked The fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe"
Bond and     bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are
other        contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific
Insurance-   magnitude or other event that leads to physical or economic loss. For some event-linked bonds, the trigger event's
Linked       magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments
Securities   rather than specified actual losses. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

             Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. The fund may invest in interests in pooled entities that invest primarily in event-linked bonds.

             Event-linked bonds are typically rated below investment grade or may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond's collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.

             In addition to event-linked bonds, the fund may also invest in other insurance-linked securities, including structured reinsurance instruments such as quota share instruments (a form of proportional reinsurance whereby an investor participates in the premiums and losses of a reinsurer's portfolio of catastrophe-oriented policies, sometimes referred to as "reinsurance sidecars") and collateralized reinsurance investments, industry loss warranties, and other insurance- and reinsurance-related securities. Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the fund.
------------------------------------------------------------------------------------------------------------------------------------
Floating     Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically
Rate         based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money
Investments  market securities and shares of money market and short-term bond funds.

             Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate ("LIBOR"), a designated U.S. bank's prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.

             In most instances, the fund's investments in floating rate loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

             Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the fund is a direct investor in a loan, the fund may have the ability to influence the terms of the loan, although the fund does not act as the sole negotiator or originator of the loan.
             Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the fund invests in a loan participation, the fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.

                                              PRINCIPAL INVESTMENTS
                                                                                                             Pioneer Solutions --
                                                                                                             Balanced Fund
               Pioneer Solutions --        Pioneer Solutions --         Pioneer Solutions --                 (Combined Fund,
               Conservative Fund           Growth Fund                  Balanced Fund                        Post-Reorganization)
------------------------------------------------------------------------------------------------------------------------------------
Subordinated   The fund may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The
Securities     investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
------------------------------------------------------------------------------------------------------------------------------------
Investment     A debt security is considered investment grade if it is:
Grade          -- Rated BBB or higher at the time of purchase by Standard & Poor's Financial Services LLC;
Securities     -- Rated the equivalent rating by a nationally recognized statistical rating organization; or
               -- Determined to be of equivalent credit quality by Amundi Pioneer

               Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics.
               An investor can still lose significant amounts when investing in investment grade securities.
------------------------------------------------------------------------------------------------------------------------------------
Below          The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as
Investment     determined by Amundi Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard &
Grade          Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating
Securities     organization or determined to be of equivalent credit quality by Amundi Pioneer. Debt securities rated below
("Junk         investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt
Bonds")        securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.
------------------------------------------------------------------------------------------------------------------------------------
Debt           For purposes of the fund's credit quality policies, if a security receives different ratings from nationally
Rating         recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most
Considerations representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they under take to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Amundi Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to
               Amundi Pioneer's own assessment of the credit quality of potential investments.
------------------------------------------------------------------------------------------------------------------------------------
Commodity-     Commodities are assets that have tangible proper ties, such as oils, metals, and agricultural products. The fund may
Related        gain exposure to commodities through investment in funds, including ETFs, or through commodity-linked notes and other
Investments    commodity-linked derivatives. The fund also may invest in securities of issuers in commodity-related industries.
------------------------------------------------------------------------------------------------------------------------------------

                                    Equity and Fixed Income Investments

Non-U.S.       The fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S.
Investments    issuersare issuers that are organized and have their principal offices outside of the United States. Non-U.S.
               securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives    The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. The fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
               -- In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
               -- As a substitute for purchasing or selling securities
               -- To attempt to increase the fund's return as a non-hedging strategy that may be considered speculative
               -- To manage portfolio characteristics (for example, exposure to various market segments)
               -- As a cash flow management technique
               The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

                                            PRINCIPAL INVESTMENTS
                                                                                                Pioneer Solutions --
                                                                                                Balanced Fund
            Pioneer Solutions --      Pioneer Solutions --                 Pioneer Solutions -- (Combined Fund,
            Conservative Fund         Growth Fund                          Balanced Fund        Post-Reorganization)
------------------------------------------------------------------------------------------------------------------------------------
Inverse     The fund may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse
Floating    floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term
Rate        rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate
Obligations obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
Cash        Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the
Management  remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold
and         cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its
Temporary   principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may
Investments adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase  In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon
Agreements  the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
------------------------------------------------------------------------------------------------------------------------------------
Reverse     The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty
Repurchase  in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse
Agreements  repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an
and         investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money
Borrowing   from banks or other lenders for temporary purposes. The fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
------------------------------------------------------------------------------------------------------------------------------------
Short-Term  The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only
Trading     been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.
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Fundamental The funds' fundamental investment policies are the same in all material respects.
Investment
Policies
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

Comparison of Principal Risks

     Because each fund has a similar investment objective and similar investment strategies, the funds are subject to similar principal risks. Following completion of the Reorganizations it is anticipated that the combined fund will have a balanced investment orientation and, accordingly: (i) relative to Pioneer Solutions -- Conservative Fund, significantly less exposure to fixed income investments and their related risks and significantly more exposure to international and U.S. equity investments and their related risks; and (ii) relative to Pioneer Solutions -- Growth Fund, significantly more exposure to fixed income investments and their related risks and significantly less exposure to international and U.S. equity investments and their related risks.

     The following describe the common risks of investing in an Acquired Fund and the Acquiring Fund.

     You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives.

     Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.

     Risk of investment in other funds. Investing in other investment companies, including ETFs, subjects the fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objectives. When investing in another fund, the fund will bear a pro rata portion of the underlying fund's expenses, in addition to its own expenses. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. Underlying funds may themselves invest in other investment companies. The adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF's net asset value. Mutual funds and ETFs that invest in commodities may be subject to regulatory trading limits that could affect the value of their securities.

     The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. If you are a taxable shareholder, you may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the fund's transactions in shares of the underlying funds.

     Furthermore, Amundi Pioneer manages many of the underlying funds. Because the portfolio management teams of each of the affiliated underlying funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

     Portfolio selection risk. The adviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds, securities or other investments within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result. An underlying fund adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

     Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts ("REITs"), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

     Equity securities risk. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Following is additional information regarding the risks of investing in equity securities.

     Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

     Growth style risk. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

     Small and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

     Risks of investments in real-estate related securities. The fund has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:

     o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

     o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

     o The values of proper ties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

     o A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed

     o If the fund's real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type

     REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of proper ties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the proper ties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called "sub-prime" mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.

     Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

     Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

     Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

     Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

     Risks of warrants and rights. Warrants and rights give the fund the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

     The fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer's existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the fund's interest in the issuing company. The market for such rights is not well developed and, accordingly, the fund may not always realize full value on the sale of rights.

     Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

     Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

     Interest rate risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the fund, generally falls. For example, if interest rates increase by 1%, the value of a fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. The maturity of a security may be significantly longer than its effective duration. A security's maturity may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities. Calculations of duration and maturity may be based on estimates and may not reliably predict a security's price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund's yield, may decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received and distributed by the fund.

     Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the fund may decline due to a decrease in market interest rates.

     Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security's credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund's interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

     Prepayment or call risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

     Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

     Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be impossible or difficult to purchase or sell. Although most of the fund's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Liquidity and value of investments can deteriorate rapidly. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced, and this is more likely to occur as a result of the reduction of market support activity by the Federal Reserve. A lack of liquidity or other adverse credit market conditions may affect the fund's ability to sell the securities in which it invests or to find and purchase suitable investments. These illiquid investments may also be difficult to value, especially in changing markets. If the fund is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed income mutual funds may be higher than normal. If an auction fails for an auction rate security, there may be no secondary market for the security and the fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

     U.S. treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund's investments in obligations issued by the U.S. Treasury to decline.

     U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

     Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

     Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

     Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real proper ty. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

     Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.

     At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

     The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.

     The fund may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

     Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying asset or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

     Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

     High yield or "junk" bond risk. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. Junk bonds generally are issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems junk bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

     Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. In the event of a default, the fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the fund's access to collateral, if any, may be limited by bankruptcy law. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, Pioneer will seek to avoid receiving material, non-public information about the issuer of a loan either held by, or considered for investment by, the fund, and this decision could adversely affect the fund's investment performance. Loans may not be considered "securities," and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

     Risks of investing in insurance-linked securities. The return of principal and the payment of interest on "event-linked" bonds and other insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in an event-linked bond or other insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so. Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts. The fund has limited transparency into the individual contracts underlying such securities and therefore must rely on the risk assessment and sound underwriting practices of the issuer. Certain insurance-linked securities may be difficult to value.

     Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

     Inflation-linked security risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is a non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of a non-seasonally adjusted index can cause the fund's income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The values of inflation-linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation.

     Risks of zero-coupon bonds, payment in kind, deferred and contingent payment securities. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

     These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.

     Unlike bonds that pay interest throughout the period to maturity, the fund generally will realize no cash until maturity and, if the issuer defaults, the fund may obtain no return at all on its investment. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the fund's reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

     Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political, regulatory and social developments may adversely affect the securities markets

     o It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country

     o Withholding and other non-U.S. taxes may decrease the fund's return. The value of the fund's foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country

     o Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

     o It is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States

     o A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms

     o Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange

     o A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, voters in the United Kingdom have approved withdrawal from the EU. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. These events could negatively affect the value and liquidity of the fund's investments, particularly in euro- denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries

Additional risks of investing in emerging markets include:

     o The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets

     o Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

     o The fund could experience a loss from settlement and custody practices in some emerging markets

     o The possibility that a counterparty may not complete a currency or securities transaction

     o Low trading volumes may result in a lack of liquidity and in extreme price volatility

     o Current and any future sanctions or other government actions against Russia could negatively impact the fund's investments in securities issued by Russian issuers or economically tied to Russian markets

     o China and other developing market Asia-Pacific countries may be subject to considerable degrees of economic, political and social instability

     Currency risk. Because the fund may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

     Forward foreign currency transactions risk. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer's judgment regarding the direction of changes in currency exchange rates.

     Commodity investments risk. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the fund to greater volatility than investments in other securities. The value of commodity-linked notes and other commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely and rapidly due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile and less liquid than the underlying commodities, instruments or measures, which may make it difficult for such investments to be sold at a price acceptable to the adviser or to accurately value them. Commodity-related investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments or measures. The portfolio may receive lower interest payments (or not receive any of the interest due) on an investment in a commodity-linked note if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is limited to the value of a particular commodity, commodity index or other economic variable, the portfolio might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange.

     Derivatives risk. Using swaps, futures and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes.

     Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund's volatility, which is the degree to which the fund's share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund's use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

     Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

     Swap agreements and options to enter into swap agreements ("swaptions") tend to shift the fund's investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as the exchange of floating rate payments for fixed interest payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than it would have been if the fund had not entered into the interest rate swap.

     The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

     The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund's obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

     Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.

     Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

     Short position risk. Taking short positions involves leverage of the fund's assets and presents various risks. If the price of the instrument or market on which the fund has taken a short position increases, then the fund will incur a loss. Because of leverage, taking short positions involves the risk that losses may be exaggerated, potentially more than the actual cost of the investment. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses. Also, there is the risk that a counterparty may fail to perform the terms of the arrangement, causing a loss to the fund. In the short sale of an instrument, the fund must first borrow the instrument from a lender, such as a broker or other institution. The fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to the lack of available financial instruments or for other reasons.

     Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

     Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

     Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ -- higher or lower -- from the fund's last valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. The fund may value investments using fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value. The fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

     Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. If one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund's adviser, redemptions by these shareholders may further increase the fund's redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

     Non-diversification risk. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund's and the underlying fund's losses from adverse events affecting a particular issuer.

     Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

     Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objective.

     Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Comparison of Fees and Expenses

     Shareholders of each Pioneer Fund pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Pioneer Fund. The expenses in the tables appearing below are based on the expenses of each Pioneer Fund and the combined fund for the twelve-month period ended July 31, 2017. Future expenses for all share classes may be greater or less.

     Because both Pioneer Solutions -- Conservative Fund and Pioneer Solutions -- Growth Fund may reorganize with Pioneer Solutions--Balanced Fund, the pro forma columns represent the three possibilities that may result: (1) both Acquired Funds complete their Reorganizations; (2) only Pioneer Solutions -- Conservative Fund completes its Reorganization; or (3) only Pioneer Solutions -- Growth Fund completes its Reorganization.

                                                                                                      Pioneer          Pioneer
                                                                                                     Solutions --    Solutions --
                                                                                                      Balanced         Balanced
                                                                                                        Fund             Fund
                                                                                                     (Pro Forma       (Pro Forma
                                                                                                     Combined,         Combined
                                                                                                      assuming         assuming
                                                                                      Pioneer      reorganization   reorganization
                                                                                     Solutions --      of only          of only
                                                Pioneer     Pioneer      Pioneer     Balanced         Pioneer          Pioneer
                                              Solutions -- Solutions -- Solutions --   Fund          Solutions --     Solutions --
                                              Conservative  Growth       Balanced    (Pro Forma     Conservative        Growth
                                                 Fund        Fund          Fund      Combined)         Fund)            Fund)
                                               (July 31,    (July 31,    (July 31,    (July 31,       (July 31,        (July 31,
                                                 2017)        2017)        2017)        2017)           2017)            2017)
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction fees
     (paid directly from your investment)       Class A      Class A     Class A       Class A          Class A         Class A
Maximum sales charge (load) when you buy
     shares as a percentage of offering price     5.75%        5.75%       5.75%         5.75%            5.75%           5.75%
Maximum deferred sales charge (load) as a
     percentage of offering price or the
     amount you receive when you sell
     shares, whichever is less                  None(1)      None(1)     None(1)       None(1)          None(1)         None(1)
Annual Fund operating expenses (deducted from
     fund assets) as a % of average daily
     net assets
Management Fee(4)                                 0.13%        0.13%       0.13%         0.00%            0.00%           0.00%
Distribution and Service (12b-1) Fee              0.25%        0.25%       0.25%         0.25%            0.25%           0.25%
Other Expenses                                    0.49%        0.26%       0.30%         0.24%            0.29%           0.24%
Acquired Fund Fees and Expenses(2)                0.56%        0.72%       0.68%         0.68%            0.68%           0.68%
Total Annual Fund Operating Expenses Plus
     Acquired Fund Fees and Expenses              1.43%        1.36%       1.36%         1.17%            1.22%           1.17%
-----------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Reimbursement(3)    -0.17%        0.00%       0.00%         0.00%            0.00%           0.00%
Net Expenses Plus Acquired Fund Fees
     and Expenses(3)                              1.26%        1.36%       1.36%         1.17%            1.22%           1.17%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                          Pioneer        Pioneer
                                                                                                        Solutions --  Solutions --
                                                                                                          Balanced      Balanced
                                                                                                            Fund          Fund
                                                                                                         (Pro Forma    (Pro Forma
                                                                                                         Combined,     Combined
                                                                                                          assuming      assuming
                                                                                           Pioneer     reorganization reorganization
                                                                                          Solutions --     of only       of only
                                                   Pioneer     Pioneer      Pioneer       Balanced        Pioneer        Pioneer
                                                 Solutions -- Solutions -- Solutions --     Fund         Solutions --  Solutions --
                                                 Conservative  Growth       Balanced      (Pro Forma     Conservative     Growth
                                                    Fund        Fund          Fund        Combined)         Fund)         Fund)
                                                  (July 31,    (July 31,    (July 31,      (July 31,      (July 31,     (July 31,
                                                    2017)        2017)        2017)          2017)          2017)          2017)
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction fees
     (paid directly from your investment)          Class C     Class C      Class C        Class C        Class C      Class C
Maximum sales charge (load) when you buy
     shares as a percentage of offering price         None        None         None           None           None         None
Maximum deferred sales charge (load) as a
     percentage of offering price or the amount
     you receive when you sell shares, whichever
     is less                                         1.00%        1.00%        1.00%          1.00%          1.00%        1.00%
Annual Fund operating expenses (deducted from
     fund assets) as a % of average daily
     net assets
Management Fee(4)                                    0.13%        0.13%        0.13%          0.00%          0.00%        0.00%
Distribution and Service (12b-1) Fee                 1.00%        1.00%        1.00%          1.00%          1.00%        1.00%
Other Expenses                                       0.48%        0.22%        0.25%          0.19%          0.25%        0.19%
Acquired Fund Fees and Expenses(2)                   0.56%        0.72%        0.68%          0.68%          0.68%        0.68%
Total Annual Fund Operating Expenses Plus
     Acquired Fund Fees and Expenses                 2.17%        2.07%        2.06%          1.87%          1.93%        1.87%
-----------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Reimbursement(3)       -0.16%        0.00%        0.00%          0.00%          0.00%        0.00%
Net Expenses Plus Acquired Fund Fees
     and Expenses(3)                                 2.01%        2.07%        2.06%          1.87%          1.93%        1.87%
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction fees
     (paid directly from your investment)          Class R     Class R      Class R        Class R        Class R      Class R
Maximum sales charge (load) when you buy
     shares as a percentage of offering price         None        None         None           None           None         None
Maximum deferred sales charge (load) as a
     percentage of offering price or the amount
     you receive when you sell shares, whichever
     is less                                          None        None         None           None           None         None
Annual Fund operating expenses (deducted from
     fund assets) as a % of average daily
     net assets
Management Fee(4)                                    0.13%        0.13%        0.13%          0.00%          0.00%        0.00%
Distribution and Service (12b-1) Fee                 0.50%        0.50%        0.50%          0.50%          0.50%        0.50%
Other Expenses                                       1.26%        0.78%        0.75%          0.71%          0.76%        0.66%
Acquired Fund Fees and Expenses(2)                   0.56%        0.72%        0.68%          0.68%          0.68%        0.68%
Total Annual Fund Operating Expenses Plus
     Acquired Fund Fees and Expenses                 2.45%        2.13%        2.06%          1.89%          1.94%        1.84%
-----------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Reimbursement(3)       -0.99%       -0.51%       -0.48%         -0.43%         -0.48%       -0.38%
Net Expenses Plus Acquired Fund Fees
     and Expenses(3)                                 1.46%        1.62%        1.58%          1.46%          1.46%        1.46%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Pioneer         Pioneer
                                                                                                        Solutions --   Solutions --
                                                                                                         Balanced        Balanced
                                                                                                           Fund           Fund
                                                                                                        (Pro Forma     (Pro Forma
                                                                                                        Combined,       Combined
                                                                                                         assuming       assuming
                                                                                         Pioneer      reorganization  reorganization
                                                                                        Solutions --     of only         of only
                                                  Pioneer     Pioneer      Pioneer      Balanced         Pioneer         Pioneer
                                                Solutions -- Solutions -- Solutions --    Fund         Solutions --    Solutions --
                                                Conservative  Growth       Balanced     (Pro Forma     Conservative      Growth
                                                   Fund        Fund          Fund       Combined)         Fund)           Fund)
                                                 (July 31,    (July 31,    (July 31,     (July 31,       (July 31,      (July 31,
                                                   2017)        2017)        2017)         2017)           2017)          2017)
----------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction fees
     (paid directly from your investment)        Class Y      Class Y      Class Y        Class Y         Class Y        Class Y
Maximum sales charge (load) when you buy
     shares as a percentage of offering price       None         None         None           None            None          None
Maximum deferred sales charge (load) as a
     percentage of offering price or the amount
     you receive when you sell shares, whichever
     is less                                        None         None         None           None            None          None
Annual Fund operating expenses (deducted from
     fund assets) as a % of average daily
     net assets
Management Fee(4)                                   0.13%        0.13%        0.13%          0.00%           0.00%         0.00%
Distribution and Service (12b-1) Fee                0.00%        0.00%        0.00%          0.00%           0.00%         0.00%
Other Expenses                                      0.68%        0.28%        0.34%          0.26%           0.34%         0.26%
Acquired Fund Fees and Expenses(2)                  0.56%        0.72%        0.68%          0.68%           0.68%         0.68%
Total Annual Fund Operating Expenses Plus
     Acquired Fund Fees and Expenses                1.37%        1.13%        1.15%          0.94%           1.02%         0.94%
----------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Reimbursement(3)      -0.16%        0.00%        0.00%          0.00%           0.00%         0.00%
Net Expenses Plus Acquired Fund Fees
     and Expenses(3)                                1.21%        1.13%        1.15%          0.94%           1.02%         0.94%
----------------------------------------------------------------------------------------------------------------------------------

----------------------
(1) Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%. See "Sales charges."

(2) Total annual fund operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include acquired fund fees and expenses.

(3) With respect to the Pioneer Solutions -- Conservative Fund, Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.70%, 1.45%, 0.90% and 0.65% of the average daily net assets attributable to Class A, Class C, Class R and Class Y shares, respectively. These expense limitations are in effect through December 1, 2019. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of Amundi Pioneer and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

     With respect to the Pioneer Solutions -- Growth Fund, Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90% of the average daily net assets attributable to Class R shares. This expense limitation is in effect through December 1, 2019. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of Amundi Pioneer and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

     With respect to the Pioneer Solutions -- Balanced Fund, Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90% of the average daily net assets attributable to Class R shares. Amundi Pioneer has agreed to further limit the ordinary expenses of Class R shares of the combined fund following the completion of the Reorganization to 0.78% of the average daily net assets attributable to Class R shares. These expense limitations are in effect through December 1, 2019. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of Amundi Pioneer and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

(4) Following the completion of the Reorganizations, the combined fund will not pay a direct management fee to Amundi Pioneer. However, as is currently the case for each of the funds, following the completion of the Reorganizations, the combined fund will continue to bear a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the combined fund invests. The pro rata portion of the fees and expenses of each underlying fund in which each fund invests is shown in the Fee Table under Acquired Fund Fees and Expenses.

Examples:

The examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods shown, and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that (a) your investment has a 5% return each year and (b) each fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Pro forma expenses are included assuming consummation of the Reorganization as of July 31, 2017. The examples are for comparison purposes only and are not a representation of any fund's actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                            Pioneer          Pioneer
                                                                                           Solutions --     Solutions --
                                                                                            Balanced         Balanced
                                                                                              Fund             Fund
                                                                                           (pro forma       (pro forma
                                                                                           combined,        combined,
                                                                                            assuming         assuming
                                                                             Pioneer      reorganization   reorganization
                                                                            Solutions --     of only          of only
                                    Pioneer      Pioneer       Pioneer      Balanced        Pioneer          Pioneer
                                  Solutions --  Solutions --  Solutions --     Fund       Solutions --     Solutions --
Number of years                   Conservative   Growth       Balanced      (pro forma    Conservative        Growth
you own your shares                   Fund         Fund          Fund       combined)         Fund)            Fund)
-------------------------------------------------------------------------------------------------------------------------
Class A -- assuming redemption
at end of period
     Year 1                        $   696      $    706      $    706      $    687        $    692         $    687
     Year 3                        $   986      $    981      $    981      $    925        $    940         $    925
     Year 5                        $ 1,296      $  1,277      $  1,277      $  1,182        $  1,207         $  1,182
     Year 10                       $ 2,176      $  2,116      $  2,116      $  1,914        $  1,967         $  1,914
Class A -- assuming no redemption
     Year 1                        $   696      $    706      $    706      $    687        $    692         $    687
     Year 3                        $   986      $    981      $    981      $    925        $    940         $    925
     Year 5                        $ 1,296      $  1,277      $  1,277      $  1,182        $  1,207         $  1,182
     Year 10                       $ 2,176      $  2,116      $  2,116      $  1,914        $  1,967         $  1,914
Class C -- assuming redemption
at end of period
     Year 1                        $   304      $    310      $    309      $    290        $    296         $    290
     Year 3                        $   664      $    649      $    646      $    588        $    606         $    588
     Year 5                        $ 1,150      $  1,114      $  1,108      $  1,011        $  1,042         $  1,011
     Year 10                       $ 2,491      $  2,400      $  2,390      $  2,190        $  2,254         $  2,190
Class C -- assuming no redemption
     Year 1                        $   204      $    210      $    209      $    190        $    196         $    190
     Year 3                        $   664      $    649      $    646      $    588        $    606         $    588
     Year 5                        $ 1,150      $  1,114      $  1,108      $  1,011        $  1,042         $  1,011
     Year 10                       $ 2,491      $  2,400      $  2,390      $  2,190        $  2,254         $  2,190
Class R -- assuming redemption
at end of period
     Year 1                        $   149      $    165      $    161      $    149        $    149         $    149
     Year 3                        $   669      $    618      $    599      $    552        $    563         $    542
     Year 5                        $ 1,216      $  1,097      $  1,064      $    981        $  1,003         $    960
     Year 10                       $ 2,711      $  2,422      $  2,352      $  2,177        $  2,226         $  2,127
Class R -- assuming no redemption
     Year 1                        $   149      $    165      $    161      $    149        $    149         $    149
     Year 3                        $   669      $    618      $    599      $    552        $    563         $    542
     Year 5                        $ 1,216      $  1,097      $  1,064      $    981        $  1,003         $    960
     Year 10                       $ 2,711      $  2,422      $  2,352      $  2,177        $  2,226         $  2,127

                                                                                            Pioneer          Pioneer
                                                                                           Solutions --     Solutions --
                                                                                            Balanced         Balanced
                                                                                              Fund             Fund
                                                                                           (pro forma       (pro forma
                                                                                           combined,        combined,
                                                                                            assuming         assuming
                                                                             Pioneer      reorganization   reorganization
                                                                            Solutions --     of only          of only
                                    Pioneer      Pioneer       Pioneer      Balanced        Pioneer          Pioneer
                                  Solutions --  Solutions --  Solutions --     Fund       Solutions --     Solutions --
Number of years                   Conservative   Growth       Balanced      (pro forma    Conservative        Growth
you own your shares                   Fund         Fund          Fund       combined)         Fund)            Fund)
-------------------------------------------------------------------------------------------------------------------------
Class Y -- assuming redemption
at end of period
     Year 1                        $   123      $    115      $    117      $     96        $    104         $     96
     Year 3                        $   418      $    359      $    365      $    300        $    325         $    300
     Year 5                        $   735      $    622      $    633      $    520        $    563         $    520
     Year 10                       $ 1,632      $  1,375      $  1,398      $  1,155        $  1,248         $  1,155
Class Y -- assuming no redemption
     Year 1                        $   123      $    115      $    117      $     96        $    104         $     96
     Year 3                        $   418      $    359      $    365      $    300        $    325         $    300
     Year 5                        $   735      $    622      $    633      $    520        $    563         $    520
     Year 10                       $ 1,632      $  1,375      $  1,398      $  1,155        $  1,248         $  1,155

Comparison of the Funds' Past Performance

     The bar charts and tables below indicate the risks and volatility of an investment in the funds by showing how the funds have performed in the past. The bar charts show changes in the performance of each fund's Class A shares from calendar year to calendar year. The tables show the average annual total returns for each class of each fund over time and compare these returns to the returns of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to each fund's investment strategies, and a blended benchmark (80% Bloomberg Barclays U.S. Aggregate Bond Index/20% MSCI World Index for each of the Acquired Funds, and 50% Bloomberg Barclays U.S. Aggregate Bond Index/50% MSCI World Index for the Acquiring Fund). You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.

     A fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The bar charts do not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

     Ibbotson Associates, Inc. served as the funds' sub-adviser until November 14, 2014. Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management decisions for the funds. The performance shown for all periods reflects the investment strategy in effect for the funds during such periods.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


           Pioneer Solutions -- Conservative Fund's Annual Returns --
                             Class A Shares (%) (1)
                           (Years ended December 31)

2007    5.50
2008  -21.11
2009   24.58
2010    9.69
2011    0.06
2012    8.93
2013    8.41
2014    3.50
2015   -1.12
2016    2.64

----------------------
(1) During the period shown in the bar chart, the Acquired Fund's highest quarterly return was 12.36% for the quarter ended June 30, 2009, and the lowest quarterly return was -12.54% for the quarter ended December 31, 2008. For the period from January 1, 2017 through September 30, 2017, the Acquired Fund's return was 6.26%.


    Pioneer Solutions -- Growth Fund's Annual Returns -- Class A Shares (%)*
                           (Years ended December 31)

2007    5.47
2008  -35.25
2009   30.69
2010   13.17
2011   -3.30
2012   11.00
2013   18.94
2014    4.67
2015   -1.19
2016    2.67

----------------------
* During the period shown in the bar chart, the Acquired Fund's highest quarterly return was 18.16% for the quarter ended June 30, 2009, and the lowest quarterly return was -20.04% for the quarter ended December 31, 2008. For the period from January 1, 2017 through September 30, 2017, the Acquired Fund's return was 13.68%.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

   Pioneer Solutions -- Balanced Fund's Annual Returns -- Class A Shares (%)*
                           (Years ended December 31)

2007    5.24
2008  -30.22
2009   28.96
2010   11.96
2011   -2.12
2012   10.21
2013   16.07
2014    3.85
2015   -1.60
2016    1.81

----------------------
* During the period shown in the bar chart, the Acquiring Fund's highest quarterly return was 16.41% for the quarter ended June 30, 2009, and the lowest quarterly return was -17.24% for the quarter ended December 31, 2008. For the period from January 1, 2017 through September 30, 2017, the Acquiring Fund's return was 10.06%.


                                                Average Annual Total Returns (%)
                                             (for periods ended December 31, 2016)
Pioneer Solutions -- Conservative Fund                                                       Since       Inception
(the Acquired Fund)                                      1 Year     5 Years     10 Years   Inception       Date
------------------------------------------------------------------------------------------------------------------
   Class A                                                                                              05/12/2005
      Return Before Taxes                                 -3.33       3.19         2.89        3.49
      Return After Taxes on Distributions                 -4.23       1.70         1.57        2.28
      Return After Taxes on Distributions
         and Sale of Fund Shares                          -1.82       2.05         1.85        2.37
------------------------------------------------------------------------------------------------------------------
   Class C                                                 1.77       3.63         2.67        3.17     05/12/2005
------------------------------------------------------------------------------------------------------------------
   Class R                                                 2.34        N\A          N\A       -0.15     07/01/2015
------------------------------------------------------------------------------------------------------------------
   Class Y                                                 2.69       3.99         2.52        3.04     10/05/2005
------------------------------------------------------------------------------------------------------------------
   Bloomberg Barclays U.S. Aggregate
      Bond Index (reflects no deduction
      for fees, expenses or taxes)                         2.65       2.23         4.34        4.22     05/12/2005
------------------------------------------------------------------------------------------------------------------
   MSCI World Index (reflects no deduction
      for fees, expenses or taxes)                         7.51      10.41         3.83        6.02     05/12/2005
------------------------------------------------------------------------------------------------------------------
   Blended Benchmark (80% Bloomberg
      Barclays U.S. Aggregate Bond Index /
      20% MSCI World Index) (reflects no
      deduction for fees, expenses or taxes)               3.71       5.14         4.36        4.99     05/12/2005
------------------------------------------------------------------------------------------------------------------

Pioneer Solutions -- Growth Fund                                                             Since      Inception
(the Acquired Fund)                                      1 Year     5 Years     10 Years   Inception       Date
------------------------------------------------------------------------------------------------------------------
   Class A                                                                                              08/09/2004
      Return Before Taxes                                 -3.24       5.72         2.58        4.75
      Return After Taxes on Distributions                 -3.65       4.87         1.76        3.96
      Return After Taxes on Distributions
         and Sale of Fund Shares                          -1.49       4.38         1.90        3.71
------------------------------------------------------------------------------------------------------------------
   Class C                                                 1.90       6.23         2.48        4.26     08/09/2004
------------------------------------------------------------------------------------------------------------------
   Class R                                                 2.29        N\A          N\A       -1.74     07/01/2015
------------------------------------------------------------------------------------------------------------------
   Class Y                                                 3.01       7.24         3.61        4.67     09/26/2005
------------------------------------------------------------------------------------------------------------------
   Bloomberg Barclays U.S. Aggregate Bond
      Index (reflects no deduction for fees,
      expenses or taxes)                                   2.65       2.23         4.34        4.22     08/09/2004
------------------------------------------------------------------------------------------------------------------
   MSCI World Index (reflects no deduction
      for fees, expenses or taxes)                         7.51      10.41         3.83        6.76     08/09/2004
------------------------------------------------------------------------------------------------------------------
   Blended Benchmark (20% Bloomberg
      Barclays U.S. Aggregate Bond Index /
      80% MSCI World Index) (reflects no
      deduction for fees, expenses or taxes)               6.63       9.12         5.18        7.31     08/09/2004
------------------------------------------------------------------------------------------------------------------
Pioneer Solutions -- Balanced Fund                                                           Since       Inception
(the Acquiring Fund)                                     1 Year     5 Years     10 Years   Inception       Date
------------------------------------------------------------------------------------------------------------------
   Class A                                                                                              08/09/2004
      Return Before Taxes                                 -4.09       4.63         2.68        4.34
      Return After Taxes on Distributions                 -4.79       3.54         1.61        3.34
      Return After Taxes on Distributions
         and Sale of Fund Shares                          -2.13       3.38         1.85        3.25
------------------------------------------------------------------------------------------------------------------
   Class C                                                 1.09       5.17         2.55        3.76     08/09/2004
------------------------------------------------------------------------------------------------------------------
   Class R                                                 1.55        N\A          N\A       -1.82     07/01/2015
------------------------------------------------------------------------------------------------------------------
   Class Y                                                 2.06       6.18         3.70        4.50     09/26/2005
------------------------------------------------------------------------------------------------------------------
   Bloomberg Barclays U.S. Aggregate Bond
      Index (reflects no deduction for fees,
      expenses or taxes)                                   2.65       2.23         4.34        4.22     08/09/2004
------------------------------------------------------------------------------------------------------------------
   MSCI World Index (reflects no deduction
      for fees, expenses or taxes)                         7.51      10.41         3.83        6.76     08/09/2004
------------------------------------------------------------------------------------------------------------------
   Blended Benchmark (50% Bloomberg
      Barclays U.S. Aggregate Bond Index /
       50% MSCI World Index) (reflects no
      deduction for fees, expenses or taxes)               5.23       7.88         4.98        6.59     08/09/2004
------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold a Pioneer Fund's shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
------------------------------------------------------------------------------------------------------------------

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class R and Class Y shares of each Pioneer Fund will vary.

                                                                                                    Pioneer Solutions --
                                                                                                    Balanced Fund
           Pioneer Solutions --        Pioneer Solutions --      Pioneer Solutions --               (Combined Fund,
           Conservative Fund           Growth Fund               Balanced Fund                      Post-Reorganization)
-----------------------------------------------------------------------------------------------------------------------------------
Management The fund pays Amundi Pioneer a fee for managing the fund and to cover the cost of        Following the completion of
fees       providing certain services to the fund.                                                  the reorganizations, the
                                                                                                    combined fund will not pay a
           Amundi Pioneer's annual fee for each fund is equal to: 0.13% of the fund's average daily direct management fee to net assets, up to $2.5 billion; 0.11% of the fund's average daily net assets, from over  Amundi Pioneer.
           $2.5 billion up to $4 billion; 0.10% of the fund's average daily net assets, from over
           $4 billion up to $5.5 billion; 0.08% of the fund's average daily net assets, over
           $5.5 billion.                                                                            However, the combined fund
                                                                                                    will bear a pro rata portion of
           For the fiscal year ended July 31, 2017, each fund paid management fees equal to 0.13%   the fees and expenses,
           of the fund's average daily net assets, after fee waivers and/or reimbursements.         including management fees,
                                                                                                    of each underlying fund in
           A discussion regarding the basis for the Board of Trustees' approval of the funds'       which the combined fund
           management contract is available in the funds' annual report to shareholders for the     invests. The pro rata portion
           period ended July 31, 2017.                                                              of the fees and expenses of
                                                                                                    each underlying fund in
                                                                                                    which the combined fund
                                                                                                    invests is shown in the Fee
                                                                                                    Table under Acquired Fund
                                                                                                    Fees and Expenses.



     For a comparison of the gross and net expenses of each fund, please see the class fee tables in the "Comparison of Fees and Expenses" section starting on page 26.

Reasons for each Reorganization

     The Board of Trustees believes that each proposed Reorganization will be advantageous to the shareholders of the applicable Acquired Fund for several reasons. The Trustees considered the following matters, among others, in approving each Reorganization.

     First, the Board considered that the expense ratio of each class of shares of the combined fund is expected to be no higher than the expense ratio of the corresponding class of shares of the Acquired Fund, both before and after any applicable fee waivers or expense reimbursements. The Board concluded that the expected lower expense ratios of the combined fund supported a determination that the Reorganization is in the best interests of shareholders.

     Second, the Board considered that the combined fund will no longer pay a direct management fee to Amundi Pioneer, unlike the Acquired Fund and the Acquiring Fund. The Board considered that, as is currently the case for the Acquired Fund and the Acquiring Fund, the combined fund will continue to bear a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the combined fund invests. The Board considered that the pro rata portion of the management fees of underlying Amundi Pioneer funds borne by the combined fund following the completion of the Reorganization is not expected to exceed the direct management fee and the pro rata portion of the management fees of underlying Amundi Pioneer funds currently borne by the Acquired Fund. The Board considered management's representations that the elimination of the direct management fee would not cause or reflect a diminution in services to the combined fund. The Board concluded that the elimination of the direct management fee of the combined fund supported a determination that the Reorganization is in the best interests of shareholders.

     Third, the Board considered that the Acquired Fund and the Acquiring Fund held similar investments and noted that the historical performance of the Acquired Fund and the Acquiring Fund was generally comparable. The Board concluded that the historical performance of each fund was consistent with the determination that the Reorganization is in the best interests of shareholders.

     Fourth, the Board considered that the Acquired Fund has not achieved a sufficient size to allow for more efficient operations. The Board considered that the larger asset size of the combined fund may allow it, relative to the Acquired Fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base. The Board concluded that the larger asset size of the combined fund supported a determination that the Reorganization is in the best interests of shareholders.

     Fifth, the Board considered the similarities and differences in the funds' investment objectives and principal investment strategies. The Board considered that the Acquired Fund and the Acquiring Fund have the same investment objective to provide long-term capital growth and current income. The Board considered that each fund is a "fund of funds" that allocates its assets primarily among other underlying funds, including underlying funds managed by Amundi Pioneer and underlying funds unaffiliated with Amundi Pioneer. The Board considered that following the completion of the Reorganization, it is anticipated that the combined fund will invest to a greater extent in underlying funds managed by Amundi Pioneer. The Board considered that currently, Amundi Pioneer selects investments for each fund while maintaining a target annualized volatility level that corresponds to the fund's relative risk profile. The Board considered that Amundi Pioneer will not seek to maintain a target annualized volatility level for the combined fund or use derivatives to seek incremental return or to seek to limit risk. The Board considered it is anticipated that the combined fund will have a balanced investment orientation. The Board considered such similarities and differences and considered that shareholders would receive information regarding the Reorganization and would have the ability to redeem their shares of the Acquired Fund prior to the Closing Date if they determine that they do not wish to become shareholders of the combined fund.

     The Board considered that the Reorganization, itself, generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by the Acquired Fund, the Acquiring Fund or by the shareholders of any fund. The Board noted that it is not necessary to dispose of securities to effect the Reorganization; however, following the completion of the Reorganization, the combined fund will invest to a greater extent in underlying funds managed by Amundi Pioneer. The implementation of such investment strategy changes for the combined fund is expected to result in the disposition of approximately 25% of the securities of the combined fund following the Reorganization. Shareholders of the combined fund are expected to recognize long-term capital gains of approximately $1,237,831, or approximately $0.03 per share, in connection with the disposition of securities following the completion of the Reorganization. It is expected that such capital gains will be offset by available tax capital-loss carryforwards and, accordingly, that no material distributions to shareholders as a result of the disposition of securities is anticipated. The Board concluded that the expected tax consequences of the Reorganization were consistent with a determination that the Reorganization is in the best interests of each fund's shareholders.

     The Board also noted that the disposition of securities is not expected to result in significant brokerage expenses to the combined fund. The Board also noted that the actual tax consequences of any dispositions of portfolio securities following the completion of the Reorganization will vary depending upon the specific security(ies) being sold.

     The Board concluded that, taking into account the anticipated benefits to shareholders resulting from each Reorganization, including anticipated lower expenses, on balance the Reorganization is in the best interests of shareholders not withstanding differences in the funds' investment strategies.

     Sixth, the Board considered that each Acquired Fund would generally bear approximately 25% of the expenses incurred in connection with its Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with its Reorganization, audit fees and legal fees, and the Acquiring Fund would likewise generally bear approximately 25% of these costs for each Reorganization. The Board considered that Amundi Pioneer would generally bear the remaining 50% of the expenses incurred in connection with each Reorganization. In approving the allocation of Reorganization Costs, the Board considered information provided by Amundi Pioneer with respect to the relative short-term economic benefits and costs to shareholders anticipated to result from each Reorganization. The Board concluded that the allocation of Reorganization Costs was consistent with a determination that the Reorganization is in the best interests of shareholders.

     Seventh, the Board considered that the funds' investment adviser and principal distributor would benefit from each Reorganization. For example, Amundi Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies. The consolidated portfolio management effort also might result in time and personnel savings and the preparation of fewer reports and regulatory filings, as well as prospectus disclosure, for one fund instead of three. The Board believes that each Reorganization, in the long-term, could result in a decrease in the combined fund's gross expenses.

                   BOARDS' EVALUATION OF THE REORGANIZATIONS

     For the reasons described above, the Board of Trustees of each Acquired Fund, including the Independent Trustees, approved the applicable Reorganization. In particular, the Board of Trustees determined, with respect to each Acquired Fund, that the Reorganization of such Acquired Fund is in the best interests of such Acquired Fund and its shareholders and is not dilutive of the interests of those shareholders. Similarly, the Board of Trustees of the Acquiring Fund, including the Independent Trustees, approved each Reorganization. The Trustees also determined that the Reorganization of each Acquired Fund with the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and is not dilutive of the interests of those shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Pioneer Fund as of October 25, 2017, and the pro forma combined capitalization of the combined fund as if each Reorganization occurred on that date. The actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of the Pioneer Funds between October 25, 2017 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Pioneer Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Pioneer Funds during the same period.

     Because both Acquired Funds may reorganize with the Acquiring Fund, the following pro forma combined capitalization tables show the three possibilities that may result: (1) both Acquired Funds reorganize with the Acquiring Fund; (2) only Pioneer Solutions - Conservative Fund reorganizes with the Acquiring Fund; or (3) only Pioneer Solutions - Growth Fund reorganizes with the Acquiring Fund.


  Pro Forma Capitalization Assuming Reorganization of Both Acquired Funds into the Acquiring Fund

                                                                                        Pioneer Solutions --
                      Pioneer Solutions --  Pioneer Solutions --  Pioneer Solutions --     Balanced Fund           Pro Forma
                      Conservative Fund        Growth Fund          Balanced Fund           (Pro Forma         Pioneer Solutions --
                       (Acquired Fund)       (Acquired Fund)       (Acquiring Fund)         Adjustments)          Balanced Fund
                      (October 25, 2017)    (October 25, 2017)    (October 25, 2017)     (October 25, 2017)     (October 25, 2017)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
     Class A             $41,831,815          $240,014,210          $114,862,143                $(54,757)        $396,653,411
     Class C             $13,946,606           $67,380,639           $49,101,418                $(19,949)        $130,408,714
     Class R                  $9,076               $39,836               $31,654                    $(13)             $80,553
     Class Y                $248,832              $919,783              $625,425                   $(281)          $1,793,759
     Total Net Assets    $56,036,329          $308,354,468          $164,620,640                $(75,000)        $528,936,437
Net Asset Value
per Share
     Class A                  $10.69                $13.95                $12.16                      --               $12.16
     Class C                  $10.31                $13.10                $11.15                      --               $11.15
     Class R                  $10.65                $13.85                $12.09                      --               $12.09
     Class Y                  $10.08                $14.26                $12.34                      --               $12.34
Shares Outstanding
     Class A               3,913,000            17,201,064             9,443,739                  (4,503)          32,621,866
     Class C               1,352,527             5,143,644             4,402,622                  (1,789)          11,696,545
     Class R                     852                 2,877                 2,618                      (1)               6,664
     Class Y                  24,695                64,495                50,688                     (23)             145,389

(1) The pro forma data reflects adjustments to account for the combined expenses of the Reorganizations borne by the Acquired Funds and the Acquiring Fund. The expenses of the Reorganizations borne by the funds are estimated in the aggregate to be $75,000. Amundi Pioneer will bear the remaining expenses of the Reorganization.

     It is impossible to predict how many shares of the combined fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of combined fund shares that will actually be received and distributed.

 Pro Forma Capitalization Assuming Reorganization of only Pioneer Solutions --
                   Conservative Fund into the Acquiring Fund

                                                                          Pioneer Solutions --
                           Pioneer Solutions --   Pioneer Solutions --       Balanced Fund              Pro Forma
                           Conservative Fund        Balanced Fund             (Pro Forma            Pioneer Solutions --
                            (Acquired Fund)        (Acquiring Fund)          Adjustments)             Balanced Fund
                          (October 25, 2017)      (October 25, 2017)      (October 25, 2017)        (October 25, 2017)
-----------------------------------------------------------------------------------------------------------------------
Net Assets
     Class A                 $41,831,815           $114,862,143                $(54,159)           $156,639,799
     Class C                 $13,946,606            $49,101,418                $(20,518)            $63,027,506
     Class R                      $9,076                $31,654                    $(13)                $40,717
     Class Y                    $248,832               $625,425                   $(310)               $873,947
     Total Net Assets        $56,036,329           $164,620,640                $(75,000)           $220,581,969
Net Asset Value
per Share
     Class A                      $10.69                 $12.16                       --                 $12.16
     Class C                      $10.31                 $11.15                       --                 $11.15
     Class R                      $10.65                 $12.09                       --                 $12.09
     Class Y                      $10.08                 $12.34                       --                 $12.34
Shares Outstanding
     Class A                   3,913,000              9,443,739                  (4,454)             12,883,855
     Class C                   1,352,527              4,402,622                  (1,840)              5,653,439
     Class R                         852                  2,618                      (1)                  3,369
     Class Y                      24,695                 50,688                     (25)                 70,853

(1) The pro forma data reflects adjustments to account for the combined expenses of the Reorganization borne by the Acquired Fund and the Acquiring Fund. The expenses of the Reorganizations borne by the funds are estimated in the aggregate to be $75,000. Amundi Pioneer will bear the remaining expenses of the Reorganization.

     It is impossible to predict how many shares of the combined fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of combined fund shares that will actually be received and distributed.

 Pro Forma Capitalization Assuming Reorganization of only Pioneer Solutions --
                      Growth Fund into the Acquiring Fund


                                                                           Pioneer Solutions --
                           Pioneer Solutions --    Pioneer Solutions --      Balanced Fund               Pro Forma
                              Growth Fund            Balanced Fund            (Pro Forma             Pioneer Solutions --
                            (Acquired Fund)         (Acquiring Fund)          Adjustments)              Balanced Fund
                          (October 25, 2017)       (October 25, 2017)      (October 25, 2017)         (October 25, 2017)
-------------------------------------------------------------------------------------------------------------------------
Net Assets
     Class A                $240,014,210             $114,862,143                $(55,354)            $354,820,999
     Class C                 $67,380,639              $49,101,418                $(19,380)            $116,462,677
     Class R                     $39,836                  $31,654                    $(12)                 $71,478
     Class Y                    $919,783                 $625,425                   $(254)              $1,544,954
     Total Net Assets       $308,354,468             $164,620,640                $(75,000)            $472,900,108
Net Asset Value per Share
     Class A                      $13.95                   $12.16                      --                   $12.16
     Class C                      $13.10                   $11.15                      --                   $11.15
     Class R                      $13.85                   $12.09                      --                   $12.09
     Class Y                      $14.26                   $12.34                      --                   $12.34
Shares Outstanding
     Class A                  17,201,064                9,443,739                  (4,552)              29,181,750
     Class C                   5,143,644                4,402,622                  (1,738)              10,445,729
     Class R                       2,877                    2,618                      (1)                   5,913
     Class Y                      64,495                   50,688                     (21)                 125,225

(1) The pro forma data reflects adjustments to account for the combined expenses of the Reorganization borne by the Acquired Fund and the Acquiring Fund. The expenses of the Reorganizations borne by the funds are estimated in the aggregate to be $75,000. Amundi Pioneer will bear the remaining expenses of the Reorganization.

     It is impossible to predict how many shares of the combined fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of combined fund shares that will actually be received and distributed.

           OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATIONS

                              Portfolio Securities

     It is not necessary to dispose of securities to effect either Reorganization. However, it is currently anticipated that, following the completion of the Reorganizations, the combined fund will invest to a greater extent in underlying funds managed by Amundi Pioneer. The implementation of such investment strategy changes for the combined fund is expected to result in the disposition of approximately 25% of the securities of the combined fund following the Reorganizations. The disposition of securities is not expected to result in significant brokerage expenses to the combined fund.

     Shareholders of the combined fund are expected to recognize long-term capital gains of approximately $1,237,831, or approximately $0.03 per share, in connection with the disposition of securities following the completion of the Reorganizations. It is expected that such capital gains will be offset by available tax capital-loss carryforwards and, accordingly, that no material distributions to shareholders as a result of the disposition of securities is anticipated. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, other capital gains and losses that may be recognized, and the combined fund's ability to use any available tax loss carryforwards.

     In addition, after the closing of each Reorganization, management will continue to analyze and evaluate the portfolio securities of the combined fund, and it is possible that there may be additional dispositions of portfolio securities of the combined fund following each Reorganization. Consistent with the combined fund's investment objective and policies, any restrictions imposed by the Internal Revenue Code and in the best interests of the shareholders of the combined fund, management will influence the extent and duration to which the portfolio securities of the applicable Acquired Fund and the Acquiring Fund will be maintained by the combined fund. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined fund may result in a capital gain or loss. As noted above, the actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, other capital gains and losses that may be recognized, and the combined fund's ability to use any available tax loss carryforwards.

                         Tax Capital Loss Carryforwards

     Federal income tax law generally permits a regulated investment company to carry forward indefinitely net capital losses from any taxable year to offset its capital gains. Presently, the net capital loss carryforwards of each Acquired Fund and the Acquiring Fund from their prior taxable years can be summarized as follows:

Fund                                      Capital Loss Carryforward
-------------------------------------------------------------------
Pioneer Solutions -- Conservative Fund          $1,630,428
-------------------------------------------------------------------
Pioneer Solutions -- Growth Fund                        $0
-------------------------------------------------------------------
Pioneer Solutions -- Balanced Fund              $4,780,532
-------------------------------------------------------------------

     For the period ending on the Closing Date, each fund may have net realized capital gains or losses and as of the Closing Date a fund may also have net unrealized capital gains or losses.

     Each Reorganization may result in a number of limitations on the combined fund's ability to use realized and unrealized losses of the combining funds. The discussion below describes the limitations that may apply based on the funds' tax attributes and relative net asset values as of July 31, 2017. Since the Reorganizations are not expected to close until January 26, 2018, the net current-year realized capital gains and losses and net unrealized capital gains and losses and the effect of the limitations described may change significantly between now and the completion of the Reorganizations. Further, the ability of the Acquired Funds and the Acquiring Fund to use capital losses to offset gains (even in the absence of the Reorganizations) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

     First, in the tax year of the combined fund in which a Reorganization occurs, the combined fund will be able to use carryforwards of the applicable Acquired Fund (including from the Acquired Fund's short taxable year ending on the applicable Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the combined fund's capital gains for such tax year, based on the number of days remaining in the combined fund's tax year after the applicable Closing Date.

     Second, each Reorganization may result in a limitation on the combined fund's ability to use the applicable Acquired Fund's capital loss carryforwards and, in certain cases, net unrealized losses inherent in the Acquired Fund's assets at the time of the Reorganization, in subsequent tax years. This limitation, imposed by Section 382 of the Internal Revenue Code, will apply if the applicable Acquired Fund's shareholders own less than 50% of the combined fund immediately after its Reorganization. This limitation is imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation described in this paragraph for periods following the applicable Reorganization generally will equal the product of the net asset value of the applicable Acquired Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at the time of the Reorganization (as of July 31, 2017, the annual limitation would be $1,168,885). This limitation may be prorated in the taxable year in which the applicable Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

     Third, each Reorganization may result in limitations on the combined fund's ability to use loss carryforwards of the Acquiring Fund, a portion of losses recognized by the Acquiring Fund in the taxable year in which the Reorganization occurs, and, in certain cases, a net unrealized loss inherent in the assets of the Acquiring Fund at the time of the Reorganization. This limitation will apply if the Acquiring Fund's shareholders own less than 50% of the combined fund immediately after the applicable Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitations may be carried forward, subject to the generally applicable limitations on the carryforward of losses. The aggregate annual limitation described in this paragraph for periods following the applicable Reorganization generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at the time of the Reorganization (as of July 31, 2017, the annual limitation would be $1,168,885). This limitation may be prorated in the taxable year in which the applicable Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

     Fourth, as to each Reorganization, if the Acquired Fund or the Acquiring Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the combined fund may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the fund with the net unrealized gain) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other fund. This limitation will generally apply if the Acquiring Fund's or the applicable Acquired Fund's unrealized capital gains as of the date of the applicable Reorganization are greater than $10,000,000 or 15% of the fair market value of its assets as of the Closing Date.

     As of July 31, 2017, the funds had the following net unrealized gains or losses and current-year net realized capital gains or losses:

Fund                                           Current-Year Realized Capital Gains/(Losses)        Net Unrealized Gains/(Losses)
--------------------------------------------------------------------------------------------------------------------------------
Pioneer Solutions -- Conservative Fund                                                 $0                         $1,821,912
--------------------------------------------------------------------------------------------------------------------------------
Pioneer Solutions -- Growth Fund                                              ($1,427,838)                       $36,055,988
--------------------------------------------------------------------------------------------------------------------------------
Pioneer Solutions -- Balanced Fund                                                     $0                        $15,746,285
--------------------------------------------------------------------------------------------------------------------------------

     Fifth, any capital loss carryforwards from prior years, any net current-year capital losses, and, potentially, any unrealized capital losses will benefit the shareholders of the combined fund, rather than only the shareholders of the combining fund that incurred the loss. Even if a particular limitation described above would not be triggered solely by a particular Reorganization, the limitation may be triggered by the Reorganization and one or more other transactions entered into by the Acquiring Fund or the applicable Acquired Fund (including, potentially, the Reorganization of the other Acquired
Fund). By reason of the foregoing rules, shareholders of an Acquired Fund that are not generally exempt from federal income taxation may pay more taxes, or pay taxes sooner, than they otherwise would have if the Acquired Fund's Reorganization did not occur.

               TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

     o Each Reorganization is scheduled to occur as of the close of business on January 26, 2018 but may occur on such later date as the parties may agree to in writing.

     o Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities. The net asset value of each Pioneer Fund will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

     o The Acquiring Fund will issue Class A, Class C, Class R and Class Y shares to each Acquired Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class A, Class C, Class R and Class Y shares, respectively.

     o Shares of the Acquiring Fund will immediately be distributed to you on a class-by-class basis in proportion to the relative net asset value of your holdings of shares of each class of the applicable Acquired Fund on the Closing Date. As a result, each Acquired Fund's Class A, Class C, Class R and Class Y shareholders will end up as Class A, Class C, Class R and Class Y shareholders, respectively, of the Acquiring Fund. The shares of each class of Acquiring Fund shares that you receive in a Reorganization will have the same aggregate net asset value as your holdings of shares of the corresponding class of the applicable Acquired Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each fund will be determined using the Pioneer Funds' valuation policies and procedures. Each fund's valuation policies and procedures are identical.

     o After the shares are issued, the applicable Acquired Fund will be dissolved.

     o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. After each Reorganization, any contingent deferred sales charge that applied to Class A (if applicable) or Class C shares of the Acquired Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares of the combined fund you receive as a result of the applicable Reorganization.

     o Each Reorganization, itself, generally is not expected to result in gain or loss being recognized for federal income tax purposes by shareholders of your fund or the Acquiring Fund, or by either your fund or the Acquiring Fund, except as set forth below under the heading "Tax Status of the Reorganizations." A Reorganization will not take place unless both funds involved in the Reorganization receive a tax opinion from Morgan, Lewis & Bockius LLP, counsel to the funds, as described below under the heading "Tax Status of the Reorganizations."

Agreement and Plan of Reorganization

     The Agreement and Plan of Reorganization with respect to the Reorganizations is attached as Exhibit A to this Information
Statement/Prospectus. Material provisions of the Agreement and Plan of Reorganization are described below, but are qualified in their entirety by the attached copy.

     Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of the applicable Acquired Fund's shares and will evidence ownership of shares of the combined fund. The combined fund will not issue share certificates in the Reorganizations.

     Conditions to Closing the Reorganization. The obligation of each Acquired Fund to consummate its Reorganization with the Acquiring Fund is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).

     The obligation of the Acquiring Fund to consummate a Reorganization with an Acquired Fund is subject to the satisfaction of certain conditions, including such Acquired Fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from such Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 7).

     The funds' obligations are subject to the receipt of a favorable opinion of Morgan, Lewis & Bockius LLP as to the federal income tax consequences of the applicable Reorganization (see Agreement and Plan of Reorganization, Section 8.4).

     Termination of Agreement and Plan of Reorganization. The Board of Trustees of any fund involved in a Reorganization may terminate the Agreement and Plan of Reorganization with respect to that Reorganization at any time before the Closing Date of such Reorganization, if the Board believes that proceeding with such Reorganization would no longer be in the best interests of shareholders of the applicable fund.

     Expenses of the Reorganization. Each Acquired Fund will bear approximately 25% of the expenses incurred in connection with the Reorganization of such Acquired Fund, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees ("Reorganization Costs"). The Acquiring Fund agrees to bear 25% of the Reorganization Costs incurred in connection with each Reorganization. Amundi Pioneer will bear the remaining 50% of the Reorganization Costs. Expenses will, however, be paid by the party directly incurring the expenses to the extent that the payment by another person would result in a failure by any fund to qualify for treatment as a "regulated investment company" within the meaning of
Section 851 of the Internal Revenue Code or would prevent a Reorganization from qualifying as a "reorganization" within the meaning of Section 368 of the Internal Revenue Code or otherwise result in the imposition of tax on a fund or on a fund's shareholders.

                       TAX STATUS OF THE REORGANIZATIONS

     Each Reorganization is conditioned upon the receipt by the applicable Acquired Fund and the Acquiring Fund of an opinion from Morgan, Lewis & Bockius LLP, counsel to the Pioneer Funds, substantially to the effect that, for federal income tax purposes:

     o The transfer to the Acquiring Fund of all of your fund's assets in exchange solely for the issuance of the Acquiring Fund's shares to your fund and the assumption of all of your fund's liabilities by the Trust, on behalf of the Acquiring Fund, followed by the distribution of the Acquiring Fund's shares to the shareholders of your fund in complete liquidation of your fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code, and each of your fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

     o No gain or loss will be recognized by your fund in the Reorganization upon (1) the transfer of all of its assets to the Acquiring Fund and the assumption of all of its liabilities by the Acquiring Fund as described above or (2) the distribution by your fund of the Acquiring Fund's shares to your fund's shareholders in complete liquidation of your fund, except for (A) any gain or loss that may be recognized with respect to "section 1256 contracts" as defined in Section 1256(b) of the Internal Revenue Code, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Internal Revenue Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of your fund's taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Internal Revenue Code;

     o The tax basis in the hands of the Acquiring Fund of the assets of your fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of those assets in the hands of your fund immediately before the transfer of those assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your fund on the transfer;

     o The holding period in the hands of the Acquiring Fund of each asset of your fund transferred to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which that asset was held by your fund (except where investment activities of the Acquiring Fund will have the effect of reducing or eliminating the holding period with respect to an asset);

     o No gain or loss will be recognized by the Acquiring Fund upon its receipt of your fund's assets solely in exchange for shares of the Acquiring Fund and the assumption of your fund's liabilities as part of the Reorganization;

     o You will not recognize gain or loss upon the exchange of your shares for shares of the Acquiring Fund as part of the Reorganization;

     o The aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the shares of your fund that you surrender in the exchange; and

     o The holding period of the Acquiring Fund shares you receive in the Reorganization will include the holding period of the shares of your fund that you surrender in the exchange, provided that you hold the shares of your fund as capital assets on the date of the exchange.

     In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of your fund and the Acquiring Fund. The condition that each fund receives such an opinion may not be waived.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with either Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     Immediately prior to the applicable Reorganization, your fund is expected to declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to your fund's shareholders all of your fund's investment company taxable income (computed without regard to the dividends-paid deduction), all of its net tax-exempt income, and all of its net capital gain (after deduction of any available capital loss carryover) for taxable years ending on or prior to the applicable Closing Date. The amounts of such distributions are estimated as of July 31, 2017 to be as set forth in the table below. The amounts set forth in the table below are estimates based on each fund's income and capital gains expected to be realized as if its taxable year ended on the Closing Date. Amounts actually distributed to shareholders immediately prior to the Reorganization may be higher or lower than the amounts set forth in the table below

Fund                                      Distribution Amount (per share)
--------------------------------------------------------------------------
Pioneer Solutions -- Conservative Fund    $0.10 of ordinary income
--------------------------------------------------------------------------
Pioneer Solutions -- Growth Fund          $0.29 of long-term capital gains
--------------------------------------------------------------------------
Pioneer Solutions -- Balanced Fund        <$0.01 of ordinary income
--------------------------------------------------------------------------

     Any such distributions will generally result in taxable income to you.

     The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

                         CLASSES OF SHARES OF THE FUNDS

     The table below provides information regarding the characteristics and fee structure of Class A, Class C, Class R and Class Y shares of the Pioneer Funds. The policies disclosed below apply to each Pioneer Fund.

Class A           The Class A shares of each Pioneer Fund have the same characteristics and fee structure.
sales charges     o   Class A shares are offered with an initial sales charge of up to 5.75% of the offering price, which is reduced
and fees              or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.
                  o   There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.
                  o   Class A shares are subject to distribution and service (12b-1) fees of 0.25% of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class C           The Class C shares of each Pioneer Fund have the same characteristics and fee structure.
sales charges     o   Class C shares are offered without an initial sales charge.
and fees          o   Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
                  o   Class C shares are subject to distribution and service (12b-1) fees of 1.00% of average daily net assets.
                  o   Class C shares do not convert to another share class.
                  o   The maximum purchase amount (per transaction) for Class C shares is $499,999.
------------------------------------------------------------------------------------------------------------------------------------
Class R           The Class R shares of each Pioneer Fund have the same characteristics and fee structure.
sales charges     o   Class R shares are offered without an initial sales charge.
and fees          o   Class R shares are not subject to a contingent deferred sales charge.
                  o   Class R shares are subject to distribution (12b-1) fees of 0.50% of average daily net assets. A separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets.
                  o   Class R shares are generally available only through certain tax-deferred retirement plans and related accounts.
------------------------------------------------------------------------------------------------------------------------------------
Class Y           The Class Y shares of each Pioneer Fund have the same characteristics and fee structure.
sales charges     o   Class Y shares are offered without an initial sales charge.
and fees          o   Class Y shares are not subject to a contingent deferred sales charge.
                  o   Class Y shares are not subject to distribution and service (12b-1) fees.
                  o   Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.

               BUYING, EXCHANGING AND SELLING SHARES OF THE FUNDS

     The table below provides information regarding how to buy, exchange and sell shares of the Pioneer Funds. The policies disclosed below apply to each Pioneer Fund.

-------------------------------------------------------------------------------------------------------------------------------
                                              Buying, Exchanging and Selling Shares
-------------------------------------------------------------------------------------------------------------------------------
Buying shares     You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

                  You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi Pioneer, for your purchase of fund shares.
-------------------------------------------------------------------------------------------------------------------------------
Minimum initial   Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments
investment        must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. There is no minimum investment amount for Class R shares.

                  You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs
                  (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Amundi Pioneer.
-------------------------------------------------------------------------------------------------------------------------------
Maximum purchase  Purchases of each Pioneer Fund shares are limited to $499,999 for Class C shares. These limits are
amounts           applied on a per transaction basis. There is no maximum purchase for Class A, Class R or Class Y shares.
-------------------------------------------------------------------------------------------------------------------------------
Exchanging shares You may, under certain circumstances, exchange your shares for shares of the same class of another
                  Pioneer mutual fund.

                  Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

                  Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.
-------------------------------------------------------------------------------------------------------------------------------
Selling shares    Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

                  If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the Pioneer Fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the Pioneer Fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

                  Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for a Pioneer Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

-----------------------------------------------------------------------------------------------------------------------------
                                             Buying, Exchanging and Selling Shares
-----------------------------------------------------------------------------------------------------------------------------
                 If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

                 You generally will have to pay income taxes on a sale.

                 If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

                 Under normal circumstances, a Pioneer Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Each Pioneer Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, an interfund lending facility, and other borrowing arrangements that may be available from time to time.

                 Each Pioneer Fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. Each Pioneer Fund may redeem in kind at a shareholder's request or, for example, if the Pioneer Fund reasonably believes that a cash redemption may have a substantial impact on the Pioneer Fund and its remaining shareholders. During periods of stressed market conditions, a
                 Pioneer Fund may be more likely to pay redemption proceeds by giving you securities.
-----------------------------------------------------------------------------------------------------------------------------
Net asset value  The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the
                 New York Stock Exchange is open as of the scheduled close of regular trading (normally 4:00 p.m.
                 Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the scheduled closing time. On days when the New York Stock
                 Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund's most recent net asset value is available on the fund's website, us.pioneerinvestments.com.

                 The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

                 The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

                 To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

----------------------------------------------------------------------------------------------------------------------------
                                             Buying, Exchanging and Selling Shares
----------------------------------------------------------------------------------------------------------------------------
                 The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.

                 When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment grade -- some of which may be thinly traded and for which prices may not be readily available or may be unreliable -- the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded.
                 Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.

                 The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment adviser

Amundi Pioneer Asset Management, Inc., as each fund's investment adviser (the "Adviser"), selects the fund's investments and oversees the fund's operations.

Amundi Pioneer is an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As of September 30, 2017, Amundi had more than $1.6 trillion in assets under management worldwide. As of September 30, 2017, Amundi Pioneer (and its U.S. affiliates) had over $88 billion in assets under management.

Amundi Pioneer Asset Management, Inc.'s main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world, including the funds' investment adviser. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A. Prior to July 3, 2017, the funds' investment adviser was named Pioneer Investment Management, Inc. A new investment management contract between each fund and the investment adviser became effective on July 3, 2017.

The Adviser has received an order from the Securities and Exchange Commission that permits Amundi Pioneer, subject to the approval of each Pioneer Fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the Pioneer Fund without shareholder approval. Amundi Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.

Portfolio managers

Day-to-day management of the combined fund's portfolio is the responsibility of Kenneth J. Taubes and Marco Pirondini. Mr. Taubes and Mr. Pirondini may draw upon the research and investment management expertise of the firm's research teams, which provide fundamental and quantitative research on companies on a global basis, and include members from one or more of Amundi Pioneer's affiliates.

Mr. Taubes is Chief Investment Officer, U.S. and Executive Vice President at Amundi Pioneer. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Amundi Pioneer as a Senior Vice President in September 1998 and has been an investment professional since 1982.

Mr. Pirondini is Executive Vice President and Head of Equities U.S. at Amundi Pioneer. From 2004 until 2010, Mr. Pirondini was Global Chief Investment Officer of Amundi Pioneer, overseeing equity, fixed income, balanced and quantitative portfolio management, and quantitative and fundamental research divisions. Mr. Pirondini joined a predecessor organization to Amundi Pioneer in 1991.

Distributor

Amundi Pioneer Distributor, Inc. is each Pioneer Fund's distributor. Each Pioneer Fund compensates the distributor for its services. The distributor is an affiliate of Amundi Pioneer. Prior to July 3, 2017, the funds' distributor was named Pioneer Funds Distributor, Inc.

Disclosure of portfolio holdings

Each Pioneer Fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the fund's statement of additional information.

Distribution and service arrangements
-------------------------------------

Distribution Plan

Each Pioneer Fund has adopted a distribution plan for its Class A, Class C and Class R shares in accordance with Rule 12b-1 under the 1940 Act. Under each plan, a Pioneer Fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of a Pioneer Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

Class R shares service plan

Each Pioneer Fund has adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other financial intermediaries who agree to provide certain services to plans or plan participants holding shares of the Pioneer Fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Pioneer Fund.

Additional Payments to Financial Intermediaries

Your financial intermediary may receive compensation from a Pioneer Fund, Amundi Pioneer or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.

Amundi Pioneer or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of a Pioneer Fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Amundi Pioneer or its affiliates make these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to a Pioneer Fund, or from the retention of a portion of sales charges or distribution and service fees. Amundi Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi Pioneer's promotional efforts. Amundi Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Amundi Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Amundi Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Amundi Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Amundi Pioneer pays to financial intermediaries is discussed in more detail in a Pioneer Fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Amundi Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Amundi Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Amundi Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Amundi Pioneer or its affiliates that are not related to the Pioneer funds.

Choosing a Class of Shares
--------------------------

     See "Classes of Shares of the Funds" for information regarding the characteristics and fee structure of Class A, Class C, Class R and Class Y shares of the Pioneer Funds.

     Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.

     Factors you should consider include:

     o The eligibility requirements that apply to purchases of a particular share class

     o    The expenses paid by each class

     o The initial sales charges and contingent deferred sales charges ("CDSCs"), if any, applicable to each class

     o    Whether you qualify for any reduction or waiver of sales charges

     o    How long you expect to own the shares

     o    Any services you may receive from a financial intermediary

     Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose.

For information on each Pioneer Fund's expenses, please see "Comparison of Fees and Expenses." The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (CDSC) waivers, which are discussed under "Intermediary defined sales charge waiver policies." In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. Please see the "Intermediary defined sales charge waiver policies" section to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Share class eligibility -- Class R shares
-----------------------------------------

Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRAs that are rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options and to individual 401(k) plans. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Initial Sales Charge (Class A Shares Only)
------------------------------------------

You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a Pioneer Fund.

                                Sales Charges for Class A Shares
-------------------------------------------------------------------------------------------------
                                                    Sales charge as % of
-------------------------------------------------------------------------------------------------
Amount of Purchase                                       Offering price   Net amount invested
-------------------------------------------------------------------------------------------------
Less than $50,000                                                   5.75                    6.10
-------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                                      4.50                    4.71
-------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                                     3.50                    3.63
-------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                                     2.50                    2.56
-------------------------------------------------------------------------------------------------
$500,000 or more                                                     -0-                     -0-
-------------------------------------------------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of Pioneer Fund shares may be higher or lower due to rounding.

Reduced sales charges -- Class A shares

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Amundi Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:

     o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)

     o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Pioneer Fund or through a financial intermediary. Please see the "Intermediary defined sales charge waiver policies" section for more information.

Rights of accumulation -- Class A shares only

If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of intent -- Class A shares only

You can use a letter of intent to qualify for reduced sales charges in two situations:

     o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in a Pioneer Fund's Class A shares during the next 13 months

     o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of a Pioneer Fund and Class A or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for Pioneer Fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have met sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Amundi Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401(k) accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Amundi Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges free of charge on Amundi Pioneer's website at us.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Please see the "Intermediary defined sales charge waiver policies" section for more information.

Class A purchases at net asset value

You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

Class A purchases at net asset value are available to:

     o    Current or former trustees and officers of the fund;

     o Partners and employees of legal counsel to the fund (at the time of initial share purchase);\

     o Directors, officers, employees or sales representatives of Amundi Pioneer and its affiliates (at the time of initial share purchase);

     o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Amundi Pioneer serves as investment adviser (at the time of initial share purchase);

     o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

     o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);

     o    Members of the immediate families of any of the persons above;

     o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;

     o    Insurance company separate accounts;

     o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;

     o Other funds and accounts for which Amundi Pioneer or any of its affiliates serves as investment adviser or manager;

     o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;

     o    Certain unit investment trusts;

     o Group employer-sponsored retirement plans with at least $500,000 in total plan assets. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed;

     o Group employer-sponsored retirement plans with accounts established with Amundi Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;

     o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

     o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares; and

     o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Amundi Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Such mutual fund programs include certain self-directed brokerage services accounts held through qualified intermediaries that may or may not charge participating investors transaction fees.

Contingent deferred sales charges (CDSCs)

Class A shares

Purchases of Class A shares of $500,000 or more may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Amundi Pioneer on or before March 31, 2004).

Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

Paying the contingent deferred sales charge (CDSC)

Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.

      o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less

      o     You do not pay a CDSC on reinvested dividends or distributions

      o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest

      o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"

Waiver or reduction of contingent deferred sales charges

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:

      o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;

      o You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;

      o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

      o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:

            o It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);

            o It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);

            o It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or

            o It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);

      o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:

            o     A return of excess employee deferrals or contributions;

            o A qualifying hardship distribution as described in the Internal Revenue Code;

            o     Due to retirement or termination of employment;

            o From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;

      o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;

      o The distribution is made to pay an account's advisory or custodial fees; or

      o The distributor does not pay the selling broker a commission normally paid at the time of the sale.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Please see the "Intermediary defined sales charge waiver policies" section for more information.

Buying, exchanging and selling shares
-------------------------------------

Opening your account

You may open an account by completing an account application and sending it to the fund by mail or by fax. Please call the Pioneer Fund to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the Pioneer Fund. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the Pioneer Fund for account applications, account options forms and other account information:

Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Please note that there may be a delay in receipt by the transfer agent of applications submitted by regular mail to a post office address.

Each Pioneer Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Pioneer Funds' distributor, the Pioneer Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

A Pioneer Fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.

Investing through financial intermediaries and retirement plans

If you invest in a Pioneer Fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this Information Statement/Prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Share prices for transactions

If you place an order to purchase, exchange or sell shares that is received in good order by a Pioneer Fund's transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the scheduled close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is received by the transfer agent or an authorized agent after the scheduled close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

Good order means that:

      o     You have provided adequate instructions

      o     There are no outstanding claims against your account

      o     There are no transaction limitations on your account

      o     Your request includes a signature guarantee if you:

            -- Are selling over $100,000 or exchanging over $500,000 worth of shares

            -- Changed your account registration or address within the last 30 days

            -- Instruct the transfer agent to mail the check to an address different from the one on your account

            -- Want the check paid to someone other than the account's record owner(s)

            -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Transaction limitations

Your transactions are subject to certain limitations, including the limitation on the purchase of a Pioneer Fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying, exchanging and selling shares
-------------------------------------

Buying

You may buy a Pioneer Fund's shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the Pioneer Fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi Pioneer, for your purchase of shares of a Pioneer Fund.

Minimum investment amounts

Class A and Class C shares

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. A Pioneer Fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Amundi Pioneer.

Class R shares

There is no minimum investment amount for Class R shares, although investments are subject to the Pioneer Fund's policies regarding small accounts.

Class Y shares

Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. A Pioneer Fund may waive the initial investment amount.

Waiver of the minimum investment amount for Class Y

The fund will accept an initial investment of less than $5 million if:

      (a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

      (b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

      (c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

      (d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Amundi Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

      (e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Amundi Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

      (f)   The investment is made by another Pioneer fund.

The fund reserves the right to waive the initial investment minimum in other circumstances.

Maximum purchase amounts

Purchases of shares of a Pioneer Fund are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A, Class R and Class Y shares are not subject to a maximum purchase amount.

Retirement plan accounts

You can purchase shares of a Pioneer Fund through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish an Amundi Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.

How to buy shares

Through your investment firm

Normally, your investment firm will send your purchase request to the Pioneer Funds' distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi Pioneer, for your purchase of shares of a Pioneer Fund.

By phone or online

You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:

      o     You established your bank account of record at least 30 days ago

      o     Your bank information has not changed for at least 30 days

      o You are not purchasing more than $100,000 worth of shares per account per day

      o     You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase shares of the Pioneer Fund for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail

You can purchase shares of a Pioneer Fund for an existing fund account by mailing a check to the fund. Make your check payable to the Pioneer Fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the Pioneer Fund's name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the fund's transfer agent of purchase orders submitted by regular mail to a post office address.

By wire (Class Y shares only)

If you have an existing (Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:

      o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the Pioneer Fund receives your request to purchase shares

      o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk

      o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank

      o Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:

Receiving Bank:         State Street Bank and Trust Company
                        225 Franklin Street
                        Boston, MA 02101
                        ABA Routing No. 011000028

For further credit to:  Shareholder Name
                        Existing Pioneer Account No.
                        [Name of Pioneer Fund]

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Exchanging

You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.

Same-fund exchange privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

How to exchange shares

Through your investment firm

Normally, your investment firm will send your exchange request to the Pioneer Fund's transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online

After you establish an eligible fund account, you can exchange shares of a Pioneer Fund by phone or online if:

      o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account

      o The fund into which you are exchanging offers the same class of shares

      o You are not exchanging more than $500,000 worth of shares per account per day

      o     You can provide the proper account identification information

In writing, by mail or by fax

You can exchange shares of a Pioneer Fund by mailing or faxing a letter of instruction to the fund. You can exchange shares of a Pioneer Fund directly through the Pioneer Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:

      o     The name and signature of all registered owners

      o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000

      o The name of the Pioneer Fund out of which you are exchanging and the name of the fund into which you are exchanging

      o     The class of shares you are exchanging

      o     The dollar amount or number of shares you are exchanging

Please note that there may be a delay in receipt by the fund's transfer agent of exchange requests submitted by regular mail to a post office address.

Selling

Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the Pioneer Fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

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If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the Pioneer Fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the Pioneer Fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for a Pioneer Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Under normal circumstances, a Pioneer Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Each Pioneer Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, an interfund lending facility, and other borrowing arrangements that may be available from time to time.

Each Pioneer Fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. Each Pioneer Fund may redeem in kind at a shareholder's request or, for example, if the Pioneer Fund reasonably believes that a cash redemption may have a substantial impact on the Pioneer Fund and its remaining shareholders. During periods of stressed market conditions, a Pioneer Fund may be more likely to pay redemption proceeds by giving you securities.

How to sell shares

Through your investment firm

Normally, your investment firm will send your request to sell shares to the Pioneer Funds' transfer agent. Consult your investment professional for more information. Each Pioneer Fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. Each Pioneer Fund reserves the right to terminate this procedure at any time.

By phone or online

If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell shares of a Pioneer Fund held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

      o By check, provided the check is made payable exactly as your account is registered

      o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).

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In writing, by mail or by fax

You can sell some or all of your shares of a Pioneer Fund by writing directly to the Pioneer Fund only if your account is registered in your name. Include in your request your name, the name of the Pioneer Fund, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Please note that there may be a delay in receipt by the fund's transfer agent of redemption requests submitted by regular mail to a post office address.

How to contact Amundi Pioneer

By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

By mail
Send your written instructions to:
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Amundi Pioneer website
us.pioneerinvestments.com

By fax
Fax your exchange and sale requests to:
1-800-225-4240

Account options

See the account application form for more details on each of the following services or call the transfer agent for details and availability.

Telephone transaction privileges

If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the fund.

When you request a telephone transaction the fund's transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If a Pioneer Fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

Online transaction privileges

If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

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To establish online transaction privileges:

      o For new accounts, complete the online section of the account application

      o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at us.pioneerinvestments.com.

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Amundi Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Periodic investments

You can make periodic investments in a Pioneer Fund by setting up monthly bank drafts, government allotments, payroll deductions, or an Automatic Investment Plan. Periodic investments may be made only through U.S. banks. You may use a periodic investment plan to establish a Class A share account with a small initial investment. If you have a Class C or Class R share account and your balance is at least $1,000, you may establish a periodic investment plan.

Automatic Investment Plan (AIP)

If you establish an Automatic Investment Plan with Amundi Pioneer, the transfer agent will make a periodic investment in shares of a Pioneer Fund by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges

You can automatically exchange your shares of a Pioneer Fund for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

      o     You must select exchanges on a monthly or quarterly basis

      o Both the originating and receiving accounts must have identical registrations

      o     The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options

Each Pioneer Fund offers three distribution options. Any shares of a Pioneer Fund you buy by reinvesting distributions will be priced at the applicable net asset value per share.

      (1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Pioneer Fund will automatically be invested in additional fund shares.

      (2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

      (3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If you are under 59 1/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $25, the Pioneer Fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the Pioneer Fund will be purchased at the then-current net asset value.

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Directed dividends

You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans

When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.

To establish a systematic withdrawal plan:

      o Your account must have a total value of at least $10,000 when you establish your plan

      o You may not request a periodic withdrawal of more than 10% of the value of any Class C or Class R share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit

If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding

You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies
---------------------------------

Excessive trading

Frequent trading into and out of a Pioneer Fund can disrupt portfolio management strategies, harm the Pioneer Fund's performance by forcing the Pioneer Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Pioneer Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. Each Pioneer Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pioneer Fund's shares to be excessive for a variety of reasons, such as if:

      o You sell shares within a short period of time after the shares were purchased;

      o You make two or more purchases and redemptions within a short period of time;

      o You enter into a series of transactions that indicate a timing pattern or strategy; or

      o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

Each Pioneer Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by investors in the Pioneer Fund. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to a Pioneer Fund, we will ask the investor, broker or other intermediary to

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cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the shareholders of the Pioneer Fund.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pioneer Fund may be adversely affected. Frequently, shares of a Pioneer Fund are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Each Pioneer Fund may reject a purchase or exchange order before its acceptance or the issuance of shares. Each Pioneer Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the Pioneer Fund believes are requested on behalf of market timers. Each Pioneer Fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the Pioneer Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A Pioneer Fund and its shareholders do not incur any gain or loss as a result of a rejected order. Each Pioneer Fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading, each Pioneer Fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a Pioneer Fund, that investor shall be prevented (or "blocked") from purchasing shares of the Pioneer Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the Pioneer Fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the Pioneer Funds' policy described above or the intermediaries' own policies or restrictions designed to limit excessive trading of shares of a Pioneer Fund. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.

Purchases in kind

You may use securities you own to purchase shares of a Pioneer Fund provided that Amundi Pioneer, in its sole discretion, determines that the securities are consistent with the Pioneer Fund's objective and policies and their acquisition is in the best interests of the Pioneer Fund. If the Pioneer Fund accepts your securities, they will be valued for purposes of determining the number of shares of the Pioneer Fund to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase shares of the Pioneer Fund for cash in an amount equal to the value of the shares of the Pioneer fund that you purchase. Your broker may also impose a fee in connection with processing your purchase of shares of a Pioneer Fund with securities.

Reinstatement privilege (Class A shares)

If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:

      o You must send a written request to the transfer agent no more than 90 days after selling your shares and

      o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of a Pioneer Fund's shares within 30 calendar days of redemption. See "Excessive trading."

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When you elect reinstatement, you are subject to the provisions outlined in the selected the Pioneer Fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the Pioneer
Fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of shares of a Pioneer Fund, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Amundi Pioneer website

us.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing.

You can also use the website to get:

      o     Your current account information

      o Prices, returns and yields of all publicly available Pioneer mutual funds

      o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

      o     A copy of Amundi Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321

You can use FactFone(SM) to:

      o     Obtain current information on your Pioneer mutual fund accounts

      o Inquire about the prices and yields of all publicly available Pioneer mutual funds

      o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts

      o     Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Household delivery of fund documents

With your consent, Amundi Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with a Pioneer Fund. If you wish to revoke your consent to this practice, you may do so by notifying Amundi Pioneer, by phone or in writing (see "How to contact us"). Amundi Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Confirmation statements

The Pioneer Funds' transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Amundi Pioneer combined account statement will be mailed to you each quarter.

Tax information

Early each year, each Pioneer Fund will mail you information about the tax status of the dividends and distributions paid to you by the Pioneer Fund.

Tax information for IRA rollovers

In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the Pioneer Funds' transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

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Privacy

Each Pioneer Fund has a policy designed to protect the privacy of your personal information. A copy of Amundi Pioneer's privacy notice was given to you at the time you opened your account. Each Pioneer Fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Amundi Pioneer's website.

Signature guarantees and other requirements

You are required to obtain a signature guarantee when:

      o Requesting certain types of exchanges or sales of shares of a Pioneer Fund

      o     Redeeming shares for which you hold a share certificate

      o     Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. A Pioneer Fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell shares of a Pioneer Fund.

Minimum account size

Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each Pioneer Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting a Pioneer Fund by telephone or accessing us.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Amundi Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access us.pioneerinvestments.com or reach a Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

Share certificates

The Pioneer Funds do not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies

Each Pioneer Fund and the distributor reserve the right to:

      o reject any purchase or exchange order for any reason, without prior notice

      o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Pioneer Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

      o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Each Pioneer Fund reserves the right to:

      o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. A Pioneer Fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee

      o close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

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Dividends, capital gains and taxes
----------------------------------

Dividends and capital gains

Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains in November.

Each Pioneer Fund generally pays dividends from any net investment income in December.

Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Taxes

You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from a Pioneer Fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from a Pioneer Fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from a Pioneer Fund's net short-term capital gains are generally taxable as ordinary income. Other dividends are taxable either as ordinary income or, in general, if paid from a Pioneer Fund's "qualified dividend income" and if certain conditions, including holding period requirements, are met by the Pioneer Fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%.

"Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Pioneer Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

A portion of dividends received from a Pioneer Fund (but none of the Pioneer Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

Each Pioneer Fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If a Pioneer Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend you receive as if you received it in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareowners. When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder's net investment income.

You must provide your social security number or other taxpayer identification number to the applicable Pioneer Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will apply "backup withholding" tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Pioneer Fund dividends or other distributions or on sales or exchanges of Pioneer Fund shares. However, in the case of Pioneer Fund shares held through a nonqualified deferred compensation plan, Pioneer Fund dividends and other distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the applicable Pioneer Fund or effecting such sales or exchanges.

Plan participants whose retirement plan invests in a Pioneer Fund generally are not subject to federal income tax on the Pioneer Fund's dividends or other distributions received by the plan or on sales or exchanges of the Pioneer Fund's shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in a Pioneer Fund. You may also consult the Pioneer Fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the Pioneer Fund and its shareowners.

Intermediary defined sales charge waiver policies
-------------------------------------------------

Merrill Lynch

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Information
Statement/Prospectus or the Pioneer Fund's statement of additional information.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

      o Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account

      o     Shares purchased by or through a 529 Plan

      o Shares purchased through a Merrill Lynch affiliated investment advisory program

      o Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

      o Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

      o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

      o Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

      o Employees and registered representatives of Merrill Lynch or its affiliates and their family members

      o Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

      o Shares purchased from the proceeds of redemptions within the Pioneer fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

      o     Death or disability of the shareholder

      o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus

      o     Return of excess contributions from an IRA Account

      o Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

      o Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

      o     Shares acquired through a right of reinstatement

      o Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-End Sales Charge Discounts for Class A Shares available at Merrill Lynch:
Breakpoints, Rights of Accumulation and Letters of Intent

      o     Breakpoints as described in this prospectus.

      o Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Pioneer fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Pioneer fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

      o Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Pioneer fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

                              FINANCIAL HIGHLIGHTS

     The financial highlights table helps you understand the Acquiring Fund's financial performance for the past five years and, if applicable, for any recent semiannual period.

     Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C, Class R or Class Y shares of the Acquiring Fund (assuming reinvestment of all dividends and distributions).

     The Acquiring Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Acquiring Fund's operating history will be used for financial reporting purposes after consummation of the Reorganization.

     The information below for the fiscal years ended July 31, 2017 and July 31, 2013 has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the Acquiring Fund's annual report along with the Acquiring Fund's financial statements. The information below for the fiscal years ended July 31, 2014 through July 31, 2016 was audited by another independent registered public accounting firm. The Acquiring Fund's annual is available upon request.

Financial Highlights
PIONEER SOLUTIONS -- BALANCED FUND
                                                               Year         Year           Year          Year       Year
                                                               Ended       Ended          Ended         Ended      Ended
                                                              7/31/17    7/31/16**      7/31/15**     7/31/14**     7/31/13
                                                              ---------------------------------------------------------------
 Class A
 Net asset value, beginning of year                           $  11.35   $   12.78    $     12.73   $     11.72   $  10.46
-----------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (a)                                  $   0.17   $    0.20    $      0.29   $      0.19   $   0.21
   Net realized and unrealized gain (loss) on investments         0.61       (0.50)          0.12          1.03       1.27
-----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations           $   0.78   $   (0.30)   $      0.41   $      1.22   $   1.48
-----------------------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                      $  (0.24)  $   (0.27)   $     (0.36)  $     (0.21)  $  (0.22)
   Net realized gain                                                --       (0.86)            --            --         --
-----------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareowners                           $  (0.24)  $   (1.13)   $     (0.36)  $     (0.21)  $  (0.22)
-----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $   0.54   $   (1.43)   $      0.05   $      1.01   $   1.26
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                                 $  11.89   $   11.35    $     12.78   $     12.73   $  11.72
-----------------------------------------------------------------------------------------------------------------------------
 Total return*                                                    7.04%      (2.11)%         3.33%        10.48%     14.32%
 Ratio of net expenses to average net assets+                     0.68%       0.67%          0.66%         0.64%      0.66%
 Ratio of net investment income to average net assets+            1.51%       1.77%          2.25%         1.57%      1.85%
 Portfolio turnover rate                                            27%         16%            89%           10%         9%
 Net assets, end of year (in thousands)                       $114,528    $125,608       $140,863      $136,511   $128,425
 Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           0.68%       0.67%          0.66%         0.64%      0.66%
   Net investment income to average net assets                    1.51%       1.77%          2.25%         1.57%      1.85%
-----------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

Financial Highlights (continued)
PIONEER SOLUTIONS -- BALANCED FUND
                                                               Year        Year         Year         Year        Year
                                                               Ended      Ended         Ended        Ended       Ended
                                                              7/31/17   7/31/16**     7/31/15**    7/31/14**    7/31/13
                                                              ----------------------------------------------------------
 Class C
 Net asset value, beginning of year                           $ 10.44   $   11.84     $   11.82    $   10.92    $ 9.77
------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (a)                                  $  0.09   $    0.12     $    0.17    $    0.09    $ 0.12
   Net realized and unrealized gain (loss) on investments        0.55       (0.47)         0.14         0.96      1.19
------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations           $  0.64   $   (0.35)    $    0.31    $    1.05    $ 1.31
------------------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                      $ (0.16)  $   (0.19)    $   (0.29)   $   (0.15)   $(0.16)
   Net realized gain                                               --   $   (0.86)           --           --        --
------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareowners                           $ (0.16)  $   (1.05)    $   (0.29)   $   (0.15)   $(0.16)
------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $  0.48   $   (1.40)    $    0.02    $    0.90    $ 1.15
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                                 $ 10.92   $   10.44     $   11.84    $   11.82    $ 10.92
------------------------------------------------------------------------------------------------------------------------
 Total return*                                                   6.26%      (2.81)%        2.64%        9.70%     13.56%
 Ratio of net expenses to average net assets+                    1.38%       1.37%         1.35%        1.33%      1.34%
 Ratio of net investment income to average net assets+           0.84%       1.10%         1.44%        0.81%      1.15%
 Portfolio turnover rate                                           27%         16%           89%          10%         9%
 Net assets, end of year (in thousands)                       $49,277   $  59,444       $74,720      $75,377    $64,989
 Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.38%       1.37%         1.35%        1.33%      1.34%
   Net investment income to average net assets                   0.84%       1.10%         1.44%        1.44%      1.15%
------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

Financial Highlights (continued)
PIONEER SOLUTIONS -- BALANCED FUND
                                                             Year         Year
                                                            Ended        Ended        7/1/15 to
                                                            7/31/17    7/31/16****   7/31/15****
                                                            -------------------------------------
 Class R
 Net asset value, beginning of year                         $ 11.30      $ 12.78       $ 12.74
-------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (a)                                $  0.11      $  0.15       $  0.01
   Net realized and unrealized gain (loss) on investments      0.65        (0.47)         0.03
-------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations         $  0.76      $ (0.32)      $  0.04
-------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                    $ (0.23)     $ (0.30)      $    --
   Net realized gain                                             --        (0.86)           --
-------------------------------------------------------------------------------------------------
 Total distributions to shareowners                         $ (0.23)     $ (1.16)      $    --
-------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                 $  0.53      $ (1.48)      $  0.04
-------------------------------------------------------------------------------------------------
 Net asset value, end of year                               $ 11.83      $ 11.30       $ 12.78
-------------------------------------------------------------------------------------------------
 Total return*                                                 6.89%       (2.34)%        0.31%**
 Ratio of net expenses to average net assets+                  0.90%        0.90%         0.93%***
 Ratio of net investment income to average net assets+         0.98%        1.28%         0.66%***
 Portfolio turnover rate                                         27%          16%           89%
 Net assets, end of year (in thousands)                     $    31      $    14       $    10
 Ratios with no waivers of fees and assumption
   of expenses by the Adviser and no reduction
   for fees paid indirectly:
   Total expenses to average net assets                        1.38%        1.58%         1.00%***
   Net investment income to average net assets                 0.50%        0.60%         0.58%***
-------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

**    Not annualized.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

***   Annualized.

**** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

Financial Highlights (continued)
PIONEER SOLUTIONS -- BALANCED FUND
                                                               Year      Year        Year      Year       Year
                                                              Ended     Ended       Ended     Ended      Ended
                                                              7/31/17  7/31/16**   7/31/15** 7/31/14**   7/31/13
                                                              ---------------------------------------------------
 Class Y
 Net asset value, beginning of year                           $ 11.51   $  12.94   $  12.88   $  11.86   $10.58
----------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (a)                                  $  0.19   $   0.26   $   0.37   $   0.23   $ 0.25
   Net realized and unrealized gain (loss) on investments        0.63      (0.53)      0.09       1.03     1.28
----------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations           $  0.82   $  (0.27)  $   0.46   $   1.26   $ 1.53
----------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                      $ (0.27)  $  (0.30)  $  (0.40)  $  (0.24)  $(0.25)
   Net realized gain                                               --      (0.86)        --         --       --
----------------------------------------------------------------------------------------------------------------
 Total distributions to shareowners                           $ (0.27)  $  (1.16)  $  (0.40)  $  (0.24)  $(0.25)
----------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $  0.55   $  (1.43)  $   0.06   $   1.02   $ 1.28
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                                 $ 12.06   $  11.51   $  12.94   $  12.88   $11.86
----------------------------------------------------------------------------------------------------------------
 Total return*                                                   7.33%     (1.85)%     3.63%     10.68%   14.68%
 Ratio of net expenses to average net assets+                    0.47%      0.40%      0.36%      0.40%    0.36%
 Ratio of net investment income to average net assets+           1.67%      2.22%      2.92%      1.88%    2.26%
 Portfolio turnover rate                                           27%        16%        89%        10%       9%
 Net assets, end of year (in thousands)                       $   698    $ 1,107   $  1,165   $  3,239   $4,134
 Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.47%     0.40%       0.36%      0.40%    0.36%
   Net investment income to average net assets                   1.67%     2.22%       2.92%      1.88%    2.26%
----------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding for the year.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

OWNERSHIP OF SHARES OF THE PIONEER FUNDS

As of November 15, 2017, the Trustees and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of a Fund. The following is a list of the holders of 5% or more of the outstanding shares of any class of a Fund as of November 15, 2017.

                                             Number of Shares  Percent of Class
-------------------------------------------------------------------------------
Pioneer Solutions Conservative A
-------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
JERSEY CITY NJ 07310-1995                        162,828.692       4.19%
-------------------------------------------------------------------------------
Pioneer Solutions Conservative C
-------------------------------------------------------------------------------
PERSHING LLC
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001                         85,858.271       6.30%
-------------------------------------------------------------------------------
RAYMOND JAMES
OMNIBUS FOR MUTUAL FUNDS
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102                      102,651.330       7.54%
-------------------------------------------------------------------------------
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
MUTUAL FUND ADMINISTRATION
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                        92,255.009       6.77%
-------------------------------------------------------------------------------
Pioneer Solutions Conservative R
-------------------------------------------------------------------------------
AMUNDI PIONEER ASSET MANAGEMENT USA INC
ATTN CORPORATE ACCOUNTING
60 STATE ST
BOSTON MA 02109-1800                                 851.789     100.00%
-------------------------------------------------------------------------------
Pioneer Solutions Conservative Y
-------------------------------------------------------------------------------
STIFEL NICOLAUS & CO INC
EXCLUSIVE BENEFIT OF CUSTOMERS
501 N BROADWAY
SAINT LOUIS MO 63102-2188                          2,529.195       9.19%
-------------------------------------------------------------------------------
UBS WM USA
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761                            2,149.530       7.81%
-------------------------------------------------------------------------------
MLPF&S FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
MUTUAL FUND ADMINISTRATION
4800 DEER LAKE DRIVE EAST 2ND FLOOR
JACKSONVILLE FL 32246-6484                        22,856.587      83.01%

                                             Number of Shares  Percent of Class
-------------------------------------------------------------------------------
Pioneer Solutions Growth A
-------------------------------------------------------------------------------
RAYMOND JAMES
OMNIBUS FOR MUTUAL FUNDS
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102                    1,088,954.073       6.35%
-------------------------------------------------------------------------------
Pioneer Solutions Growth C
-------------------------------------------------------------------------------
MLPF&S FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
MUTUAL FUND ADMINISTRATION
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                       616,357.010      12.02%
-------------------------------------------------------------------------------
Pioneer Solutions Growth R
-------------------------------------------------------------------------------
AMUNDI PIONEER ASSET MANAGEMENT USA INC
ATTN CORPORATE ACCOUNTING
60 STATE ST
BOSTON MA 02109-1800                                 725.689      25.00%
-------------------------------------------------------------------------------
UBS WM USA
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761                            2,177.240      75.00%
-------------------------------------------------------------------------------
Pioneer Solutions Growth Y
-------------------------------------------------------------------------------
LPL FINANCIAL
--OMNIBUS CUSTOMER ACCOUNT--
ATTN: MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091                            6,720.842      10.23%
-------------------------------------------------------------------------------
WELLS FARGO CLEARING SERVICES LLC
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                          7,662.793      11.67%
-------------------------------------------------------------------------------
RAYMOND JAMES
OMNIBUS FOR MUTUAL FUNDS
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102                       16,952.3670      25.81%
-------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY
HARBORSIDE FINANCIAL CENTER
PLAZA 2, 3RD FLOOR
JERSEY CITY NJ 07311                              11,205.694      17.06%
-------------------------------------------------------------------------------
C/O REGIONS BANK
SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989                                 3,366.595       5.13%
-------------------------------------------------------------------------------
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
MUTUAL FUND ADMINISTRATION
4800 DEER LAKE DRIVE EAST 2ND FLOOR
JACKSONVILLE FL 32246-6484                        15,352.505      23.38%

                                             Number of Shares  Percent of Class
-------------------------------------------------------------------------------
Pioneer Solutions Balanced A
-------------------------------------------------------------------------------
RAYMOND JAMES
OMNIBUS FOR MUTUAL FUNDS
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102                      604,464.947       6.42%
-------------------------------------------------------------------------------
Pioneer Solutions Balanced C
-------------------------------------------------------------------------------
MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
MUTUAL FUND ADMINISTRATION
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                       490,716.683      11.20%
-------------------------------------------------------------------------------
Pioneer Solutions Balanced R
-------------------------------------------------------------------------------
AMUNDI PIONEER ASSET MANAGEMENT USA INC
ATTN CORPORATE ACCOUNTING
60 STATE ST
BOSTON MA 02109-1800                                 784.929      29.93%
-------------------------------------------------------------------------------
A/C CHERYL E GOODWIN
UMB BANK NA TTEE
COVENANT HEALTH NETWORK PSRP
4610 W WHISPERING WIND DR
GLENDALE AZ 85310-3042                               630.291      24.03%
-------------------------------------------------------------------------------
UBS WM USA
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761                            1,207.713      46.04%
-------------------------------------------------------------------------------
Pioneer Solutions Balanced Y
-------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
JERSEY CITY NJ 07310-1995                         10,260.937      19.83%
-------------------------------------------------------------------------------
STIFEL NICOLAUS & CO INC
EXCLUSIVE BENEFIT OF CUSTOMERS
501 N BROADWAY
SAINT LOUIS MO 63102-2188                          6,129.924      11.85%
-------------------------------------------------------------------------------
WELLS FARGO CLEARING SERVICES LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE
BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                          7,425.435      14.35%
-------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY
HARBORSIDE FINANCIAL CENTER
PLAZA 2, 3RD FLOOR
JERSEY CITY NJ 07311                               2,761.329       5.34%
-------------------------------------------------------------------------------
C/O REGIONS BANK
SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989                                13,605.358      26.30%
-------------------------------------------------------------------------------
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
MUTUAL FUND ADMINISTRATION
4800 DEER LAKE DRIVE EAST 2ND FLOOR
JACKSONVILLE FL 32246-6484                         7,736.015      14.95%

                                    EXPERTS

     The financial highlights and financial statements of each Fund for the past five fiscal years are incorporated by reference into this Information Statement/Prospectus. Each Fund's financial highlights and financial statements for the years ended July 31, 2017 and July 31, 2013 have been audited by Ernst & Young LLP, independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing. Each Fund's financial highlights and financial statements for the fiscal years ended July 31, 2016 through July 31, 2014 was audited by another independent registered public accounting firm.

AVAILABLE INFORMATION

     You can obtain more free information about each Pioneer Fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about a Pioneer Fund, to request copies of a Pioneer Fund's statement of additional information and shareowner reports, and to make other inquiries.

     Visit our website us.pioneerinvestments.com

     Each Pioneer Fund makes available its statement of additional information and shareholder reports, free of charge, on the Pioneer Funds' website at us.pioneerinvestments.com. You also may find other information and updates about Amundi Pioneer and each Pioneer Fund, including Pioneer Fund performance information, on the Pioneer Funds' website.

     Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Pioneer Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each Pioneer Fund's performance during its last fiscal year.

     Statement of additional information. The statement of additional information of each Pioneer Fund provides more detailed information about the fund.

     You can also review and copy each Pioneer Fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also email requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the [ ] day of [ ], by and among Pioneer Asset Allocation Trust, a Delaware statutory trust (the "Trust"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, on behalf of the Acquiring Fund and each Acquired Fund as set forth on Exhibit A attached hereto, and, solely for purposes of paragraph 9.2 hereof, Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer" or the "Acquiring Fund Adviser"). The Acquiring Fund and the Acquired Funds are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

      WHEREAS, it is intended that each reorganization of an Acquired Fund contemplated by this Agreement constitute a "reorganization" as defined in
Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations thereunder. Each reorganization of an Acquired Fund will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class C, Class R and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of such reorganization (the "Closing Date"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund, pro rata on a class-by-class basis, in complete liquidation of the Acquired Fund, as provided herein (each, a "Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations Section 1.368-2(g).

      WHEREAS, each of the Acquired Funds and the Acquiring Fund is a series of the Trust, a registered investment company classified as management company of the open-end type.

      WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

      WHEREAS, the Board of Trustees of the Trust has determined, with respect to the Acquiring Fund and the Reorganization of each Acquired Fund, that such Reorganization is in the best interests of the Acquiring Fund and its shareholders and is not dilutive of the interests of those shareholders.

      WHEREAS, the Board of Trustees of the Trust has determined, with respect to each Acquired Fund, that the Reorganization of such Acquired Fund is in the best interests of such Acquired Fund and its shareholders and is not dilutive of the interests of those shareholders.

      NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

      1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (i) to issue to such Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the aggregate NAV of such Acquired Fund attributable to the corresponding class (determined as set forth in Paragraph 1.4) of such Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume all of the liabilities and obligations of such Acquired Fund, whether accrued or contingent, known or unknown, existing at the applicable Closing Date (collectively, the "Assumed Liabilities"). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

      1.2 (a) The Acquired Assets of each Acquired Fund shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of such Acquired Fund or the Trust in respect of such Acquired Fund, all other intangible property owned by such Acquired Fund, originals or copies of all books and records of such Acquired Fund, and all other assets of the Acquired Fund on the applicable Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that such Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder to the extent such records pertain to such Acquired Fund.

      (b) Each Acquired Fund has provided the Acquiring Fund with a list of all of such Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided such Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. Such Acquired

Fund reserves the right to sell any of such securities or other assets before the applicable Closing Date (except to the extent sales may be limited by representations of such Acquired Fund contained herein or may be inconsistent with the Acquired Fund Tax Representation Certificate (as defined below) to be delivered in connection with the issuance of the tax opinion provided for in Paragraph 8.4 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

      1.3 Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

      1.4 Immediately following the actions contemplated by paragraph 1.1 with respect to an Acquired Fund, the Trust, on behalf of the Acquired Fund, shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation of an Acquired Fund, the Trust, on behalf of the Acquired Fund, shall, on or as soon after the applicable Closing Date as is practicable (the "Liquidation Date"), liquidate the Acquired Fund, and distribute pro rata on a class-by-class basis to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the applicable Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder of that Acquired Fund shall receive the number of full and fractional Acquiring Fund Shares of each class corresponding to a class of shares of beneficial interest in that Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that has, in each case, an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the applicable class held of record by such Acquired Fund Shareholder on the applicable Closing Date. Acquired Fund Shareholders shall receive Class A, Class C, Class R and Class Y Acquiring Fund Shares in exchange for Class A, Class C, Class R and Class Y Acquired Fund Shares, respectively. Such liquidation and distribution will be accomplished by the Acquired Fund instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders of that Acquired Fund and representing the respective numbers of the Acquiring Fund Shares of each class due to each such Acquired Fund Shareholder. The Acquired Fund shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares of that Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the applicable Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

      1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of an Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 Any reporting responsibility of the Trust with respect to an Acquired Fund for periods ending on or before the applicable Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Acquired Fund.

2. VALUATION

      2.1 The NAV per share of each class of the Acquiring Fund Shares and the NAV per share of each class of an Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the applicable Closing Date (the "Valuation Time"). The Acquiring Fund Adviser shall compute the NAV per Acquiring Fund Share in the manner set forth in the Trust's Agreement and Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall compute the NAV per share of an Acquired Fund in the manner set forth in the Declaration, or By-Laws, and that Acquired Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of that Acquired Fund.

      2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets of an Acquired Fund (taking into account the assumption of the Assumed Liabilities of that Acquired Fund) shall be determined by the Acquiring Fund Adviser by dividing the NAV of that Acquired Fund attributable to each class of the Acquired Fund Shares of that Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of an Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1.

      2.3 With respect to each Reorganization, the Acquiring Fund and applicable Acquired Fund shall cause the Acquiring Fund Adviser to deliver a copy of its valuation report to the other party at the applicable Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Acquiring Fund Adviser or its agents in accordance with its regular practice as pricing agent for the Acquiring Fund and such Acquired Fund.

3. CLOSING AND CLOSING DATE

      3.1 The Closing Date for each Reorganization shall be [ ], or, as to either Reorganization, such other earlier or later date as the parties may agree. All acts necessary to consummate a Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties. Each Closing shall be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, or at such other place as the parties may agree. Neither Reorganization is contingent upon the closing of the other Reorganization, and the failure of one Reorganization to be consummated shall not, without more, excuse the consummation of the other Reorganization.

      3.2 Any portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Acquired Fund Custodian") as record holder for an Acquired Fund shall be presented by that Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three (3) business days preceding the applicable Closing Date. Such portfolio securities shall be delivered by the applicable Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the applicable Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Any portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of an Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

      3.3 With respect to each Reorganization, the Acquiring Fund Custodian shall deliver within one business day after the applicable Closing a certificate of an authorized officer stating that the Acquired Assets have been delivered in proper form to the Acquiring Fund on the applicable Closing Date. The applicable Acquired Fund shall deliver within one business day after the applicable Closing a certificate of an authorized officer stating that all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

      3.4 If on the Closing Date of a Reorganization (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the applicable Acquired Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Board of the Trust with respect to the Acquiring Fund and such Acquired Fund), the Closing Date of that Reorganization shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.

      3.5 With respect to each Reorganization, the Acquired Fund shall deliver at the applicable Closing a list of the names, addresses, federal taxpayer identification numbers and U.S. federal tax withholding statuses of the Acquired Fund Shareholders of that Acquired Fund (and any certificates reflecting that information) and the number and percentage ownership of outstanding Acquired Fund Shares of that Acquired Fund owned by each Acquired Fund Shareholder of that Acquired Fund as of the Valuation Time, certified by the President or Vice President or a Secretary or Assistant Secretary of the Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Trust's records by such officers or one of the Trust's service providers. The Acquiring Fund shall issue and deliver to the applicable Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the applicable Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the applicable Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

      4.1 Except as set forth on Schedule 4.1 of this Agreement, the Trust, on behalf of each Acquired Fund, severally but not jointly, represents, warrants and covenants to the Acquiring Fund with respect to that Acquired Fund as follows:

             (a) Such Acquired Fund is a series of the Trust. The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. Such Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Such Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

      (c) The Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of such Acquired Fund will not result in a material violation of, any provision of the Trust's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to such Acquired Fund to which the Trust, on behalf of such Acquired Fund, is a party or by which such Acquired Fund or any of its assets are bound;

      (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against such Acquired Fund or any of such Acquired Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquired Fund's business. Such Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects such Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to such Acquired Fund;

      (e) All material contracts or other commitments of such Acquired Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) will terminate at or prior to the applicable Closing Date and no such termination will result in liability to such Acquired Fund (or the Acquiring Fund);

      (f) The Statement of Assets and Liabilities of such Acquired Fund, and the related Statements of Operations and Changes in Net Assets, as of and for the fiscal year ended July 31, 2017, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of such Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of such Acquired Fund as of the date thereof are disclosed therein. Except for the Assumed Liabilities, such Acquired Fund will not have any known or contingent liabilities on the applicable Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of such Acquired Fund has been disclosed or is required to be disclosed in such Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, material weakness, fraud, change, event or other factor exists with respect to such Acquired Fund that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the applicable Closing Date;

      (g) Since the most recent fiscal year end, except as specifically disclosed in such Acquired Fund's prospectus or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in such Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by such Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in such Acquired Fund's portfolio, a decline in net assets of such Acquired Fund as a result of redemptions or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

      (h) On the applicable Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from such Acquired Fund on such tax returns, forms and reports shall have been timely paid or provision shall have been made for the payment thereof and, to the best of the Trust's knowledge, no such tax return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns;

      (i) Such Acquired Fund is a separate series of the Trust treated as a separate corporation from each other series of the Trust under Section 851(g) of the Code. For each taxable year of its existence, including the taxable year ending on the applicable Closing Date, such Acquired Fund has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code. On or before the applicable Closing Date, such Acquired Fund will have declared and paid dividends sufficient to distribute, as dividends qualifying for the dividends-paid deduction under
Section 561 of the Code, substantially all of (a) the sum of (i) its net tax-exempt interest income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code) after reduction by any available capital loss carryforwards, and (b) any other amounts as are necessary, in each case for all of its tax periods ending on or before the applicable Closing Date, such that such Acquired Fund will have no unpaid tax liability under Section 852 of the Code for any tax period ending on or before the applicable Closing Date. For each calendar year (including the calendar year that includes the applicable Closing Date), such Acquired Fund will have made such distributions on or before the applicable Closing Date as are necessary so that for all calendar years ending on or before the applicable Closing Date, and for the calendar year that includes the applicable Closing Date, such Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code;

      (j) All issued and outstanding Acquired Fund Shares of such Acquired Fund are, and at the applicable Closing Date will be, legally issued and outstanding, fully paid and nonassessable by such Acquired Fund. All of the issued and outstanding Acquired Fund Shares of such Acquired Fund will, at the time of Closing of the Reorganization of such Acquired Fund, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to such Acquiring Fund pursuant to Paragraph 3.5 hereof. Such Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares of such Acquired Fund, nor is there outstanding any security convertible into any Acquired Fund Shares of such Acquired Fund;

      (k) At the applicable Closing Date, such Acquired Fund will have good and marketable title to the Acquired Assets of such Acquired Fund, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets of such Acquired Fund to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets of such Acquired Fund, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

      (l) The Trust has the trust power and authority, on behalf of such Acquired Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of such Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Trust, on behalf of such Acquired Fund, to the Acquiring Fund for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of such Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

      (n) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Trust or such Acquired Fund, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Company Act and the rules and regulations of the Commission thereunder, state securities laws and the Hart-Scott-Rodino Act;

      (o) The provisions of the Trust's Declaration, the Trust's By-Laws and Delaware law do not require the shareholders of such Acquired Fund to approve this Agreement or the transactions contemplated herein in order for the Trust or such Acquired Fund to consummate the transactions contemplated herein;

      (p) All of the issued and outstanding Acquired Fund Shares of such Acquired Fund have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

      (q) The current prospectus and statement of additional information of such Acquired Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

      (r) Such Acquired Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. Such Acquired Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to such Acquired Fund. All advertising and sales material currently used by such Acquired Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by such Acquired Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

      (s) Neither such Acquired Fund nor, to the knowledge of such Acquired Fund, any "affiliated person" of such Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of such Acquired Fund, has any affiliated person of such Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

      (t) The tax representation certificate to be delivered by the Trust, on behalf of such Acquired Fund, to Morgan, Lewis & Bockius LLP at the applicable Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the applicable Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

      4.2 Except as set forth on Schedule 4.2 of this Agreement, the Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to each Acquired Fund, as follows:

      (a) The Acquiring Fund is a series of the Trust. The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

      (c) The current prospectus and statement of additional information of the Acquiring Fund and any amendment or supplement thereto, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission promulgated thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (d) The Trust's registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the applicable Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the applicable Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

             (e) The Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a material violation of, any provisions of the Declaration or By-Laws of the Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund or any of its assets is bound;

      (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund's business. Neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

      (g) The Statement of Assets and Liabilities of the Acquiring Fund, and the related Statements of Operations and Changes in Net Assets, as of and for the fiscal year ended July 31, 2017 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

      (h) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (h) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio, a decline in net assets of the Acquiring Fund as a result of redemptions or the discharge of Acquiring Fund liabilities shall not constitute a material adverse change;

      (i) On the applicable Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been timely paid or provision shall have been made for the payment thereof and, to the best of the Trust's knowledge, no such tax return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns;

      (j) The Acquiring Fund is a separate series of the Trust treated as a separate corporation from each other series of the Trust under Section 851(g) of the Code. For each taxable year of its existence ending on or before the applicable Closing Date, the Acquiring Fund has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code. On or before the applicable Closing Date, the Acquiring Fund will have declared and paid dividends sufficient to distribute, as dividends qualifying for the dividends-paid deduction under Section 561 of the Code, substantially all of (a) the sum of (i) its net tax-exempt interest income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), if any, after reduction by any available capital loss carryforwards, and (b) any other amounts as are necessary, in each case for all of its tax periods ending on or before the applicable Closing Date, such that the Acquiring Fund will have no unpaid tax liability under Section 852 of the Code for any tax period ending on or before the applicable Closing Date. For each calendar year ending on or before the applicable Closing Date, the Acquiring Fund will have made such distributions on or before the applicable Closing Date as are necessary so that for all calendar years ending on or before the applicable Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code. The Acquiring Fund expects to satisfy the requirements of Subchapter M of the Code for treatment as a regulated investment company and to be eligible for such treatment for its taxable year that includes the applicable Closing Date;


      (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the applicable Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the applicable

Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

      (l) All issued and outstanding Acquiring Fund Shares are, and on the applicable Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

      (m) The Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Trust, on behalf of an Acquired Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, with respect to that Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) The information to be furnished in writing by the Trust, on behalf of the Acquiring Fund, for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

      (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Trust or the Acquiring Fund, except such as may be required under the Securities Act, the Exchange Act, the Investment Company Act and the rules and regulations of the Commission thereunder, state securities laws and the Hart-Scott-Rodino Act;

      (p) The Acquiring Fund currently complies in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Acquiring Fund. All advertising and sales material currently used by the Acquiring Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Acquiring Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

      (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

      (r) The tax representation certificate to be delivered by the Trust, on behalf of the Acquiring Fund, to Morgan, Lewis & Bockius LLP with respect to each Reorganization at the applicable Closing of that Reorganization pursuant to Paragraph 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the applicable Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF THE FUNDS

      Each Acquired Fund (severally, but not jointly) and the Acquiring Fund, respectively, hereby further covenant as follows:

      5.1 Such Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by such Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement;

      5.2 Such Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares of such Acquired Fund.

      5.3 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement;

      5.4 Such Acquired Fund shall furnish to the Acquiring Fund on the applicable Closing Date a statement of assets and liabilities of such Acquired Fund ("Statement of Assets and Liabilities") as of the applicable Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of such Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the applicable Closing Date, the Trust, on behalf of such Acquired Fund, shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of such Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Trust; and

      5.5 No Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to such Acquired Fund or the Trust, in the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund or the Trust, in the Acquiring Fund Tax Representation Certificate. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code and shall not take any position inconsistent with such treatment.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

      The obligations of each Acquired Fund to consummate the Reorganization of such Acquired Fund shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the applicable Closing Date, and, in addition thereto, the following further conditions, unless waived by such Acquired Fund in writing:

      6.1 All representations and warranties by the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date with the same force and effect as if made on and as of the applicable Closing Date;

      6.2 The Acquiring Fund shall have delivered to such Acquired Fund on the applicable Closing Date a certificate of the Trust, on behalf of the Acquiring Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to such Acquired Fund and dated as of the applicable Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement on behalf of the Acquiring Fund are true and correct in all material respects at and as of the applicable Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 6 has been met, and as to such other matters as such Acquired Fund shall reasonably request;

      6.3 The Trust, on its own behalf and on behalf of the Acquiring Fund, shall have delivered to Morgan, Lewis & Bockius LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Acquiring Fund and such Acquired Fund, concerning certain tax-related matters; and

      6.4 With respect to the Acquiring Fund, the Board of Trustees of the Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the Reorganization of an Acquired Fund shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the applicable Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

      7.1 All representations and warranties of the Trust, on behalf of such Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date with the same force and effect as if made on and as of the applicable Closing Date;

      7.2 Such Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of such Acquired Fund pursuant to Paragraph 5.4, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the applicable Closing Date, certified by the Trust's Treasurer or Assistant Treasurer;

      7.3 Such Acquired Fund shall have delivered to the Acquiring Fund on the applicable Closing Date a certificate of the Trust, on behalf of such Acquired Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the applicable Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement on behalf of such Acquired Fund are true and correct in all material respects at and as of the applicable Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 7 has been met, and as to such other matters as the Acquiring Fund shall reasonably request;

      7.4 The Trust, on its own behalf and on behalf of such Acquired Fund, shall have delivered to Morgan, Lewis & Bockius LLP an Acquired Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Acquiring Fund and such Acquired Fund, concerning certain tax-related matters; and

      7.5 With respect to such Acquired Fund, the Board of Trustees of the Trust shall have determined that the Reorganization of such Acquired Fund is in the best interests of such Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8. FURTHER CONDITIONS PRECEDENT

      If any of the conditions set forth below does not exist on or before the Closing Date of the Reorganization of an Acquired Fund, with respect to such Acquired Fund or the Acquiring Fund, the Trust, on behalf of such Acquired Fund or Acquiring Fund, as applicable, at its option, shall not be required to consummate the Reorganization with respect to such Acquired Fund and the Acquiring Fund:

      8.1 On the applicable Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization of such Acquired Fund as contemplated by this Agreement;

      8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or such Acquired Fund to permit consummation, in all material respects, of the Reorganization of such Acquired Fund shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or such Acquired Fund, provided that either party may waive any such conditions for itself;

      8.3 The registration statement on Form N-14 filed in connection with this Agreement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the registration statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

      8.4 The parties shall have received an opinion of Morgan, Lewis & Bockius LLP with respect to the applicable Reorganization, satisfactory to such Acquired Fund and the Acquiring Fund and subject to customary assumptions and qualifications, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Acquiring Fund Tax Representation Certificate and the Acquired Fund Tax Representation Certificate, for federal income tax purposes (i) the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of such Acquired Fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Acquired Fund in the Reorganization of such Acquired Fund on the transfer of the Acquired Assets of such Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Trust, on behalf of the Acquiring Fund, of the Assumed Liabilities of such Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders of such Acquired Fund in complete liquidation of such Acquired Fund, except for (A) gain or loss that may be recognized with respect to "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of such Acquired Fund's taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of the Acquiring Fund of the Acquired Assets of such Acquired Fund will be the same as the tax basis of such Acquired Assets of such Acquired Fund in the hands of such Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by such Acquired Fund on the transfer; (iv) the holding period in the hands of the Acquiring Fund of each Acquired Asset of such Acquired Fund, other than Acquired Assets of such Acquired Fund with respect to which gain or loss is required to be recognized in the Reorganization of such Acquired Fund, will include the period during which the Acquired Asset of such Acquired Fund was held by such Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Acquired Asset of such Acquired Fund); (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Assets of such Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Trust, on behalf of the Acquiring Fund of the Assumed Liabilities of such Acquired Fund as part of the Reorganization of such Acquired Fund; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders of such Acquired Fund upon the exchange of all of their Acquired Fund Shares of such Acquired Fund solely for Acquiring Fund Shares as part of the Reorganization of such Acquired Fund; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder of such Acquired Fund receives in the Reorganization of such Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund Shares of such Acquired Fund exchanged therefor; (viii) each Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received in the Reorganization of such Acquired Fund will include the holding period for the Acquired Fund Shares of such Acquired Fund exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares of such Acquired Fund as capital assets on the date of exchange. Notwithstanding anything in this Agreement to the contrary, neither such Acquired Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.4.

      8.5 The Trust, on behalf of such Acquired Fund, shall have distributed to the Acquired Fund Shareholders of such Acquired Fund, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of such Acquired Fund's investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the applicable Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the applicable Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the applicable Closing Date.

9. BROKERAGE FEES AND EXPENSES

      9.1 Each party hereto represents and warrants to each other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 Amundi Pioneer will pay 50% of the expenses incurred in connection with each Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). Each Acquired Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization of such Acquired Fund (including, but not limited to, the preparation of the registration statement on Form N-14). The Acquiring Fund agrees to pay 25% of the expenses incurred in connection with each Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by any Fund to qualify for treatment as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent a Reorganization from qualifying as a "reorganization" within the meaning of Section 368 of the Code or otherwise result in the imposition of tax on a Fund or on a Fund's shareholders.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Acquiring Fund and each Acquired Fund agrees that no party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement among the parties.

      10.2 The covenants to be performed after the Closing of a Reorganization by the Acquiring Fund and the applicable Acquired Fund shall survive the Closing. The representations and warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

      11.1 This Agreement may be terminated with respect to the Reorganization of an Acquired Fund by the mutual agreement of the Acquiring Fund and that Acquired Fund. In addition, either party to a Reorganization may at its option terminate this Agreement with respect to such Reorganization at or prior to the applicable Closing Date:

      (a) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

      (b) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of such Acquired Fund's shareholders.

      11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund or such Acquired Fund, or the trustees or officers of the Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

      11.3 The termination of this Agreement with respect to an Acquired Fund shall not affect the continued effectiveness of this Agreement with respect to the other Acquired Fund, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

12. AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date of a Reorganization.

13. NOTICES

      Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust at 60 State Street, Boston, Massachusetts 02109.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

      14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [section] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                                   * * * * *

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest: Pioneer Asset Allocation Trust, on behalf of each of its series listed in Exhibit A attached hereto

By: ______________________          By:__________________
Name:                               Name:
Title:                              Title:

Attest:                             Solely for purposes of paragraph 9.2 of the
                                    Agreement: Amundi Pioneer Asset Management,
                                    Inc.

By:__________________               By:__________________
Name:                               Name:
Title:                              Title:

                                                                       Exhibit A
                                                                       ---------

Acquired Fund                          Share Classes     Acquiring Fund                     Share Classes
-------------------------------------------------------------------------------------------------------------
Pioneer Solutions -- Conservative Fund     Class A
                                           Class C
                                           Class R                                              Class A
                                           Class Y       Pioneer Solutions -- Balanced Fund     Class C
----------------------------------------------------
Pioneer Solutions -- Growth Fund           Class A                                              Class R
                                           Class C                                              Class Y
                                           Class R
                                           Class Y
-------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 4.1

                                  SCHEDULE 4.2

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

                                                                   30581-00-1017

                       PIONEER SOLUTIONS -- BALANCED FUND
                  (a series of Pioneer Asset Allocation Trust)

                                60 State Street
                          Boston, Massachusetts 02109



                      STATEMENT OF ADDITIONAL INFORMATION


                              December 15, 2017

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the related combined Information Statement and Prospectus (also dated December 15, 2017) which covers Class A, Class C,
Class R and Class Y shares of Pioneer Solutions -- Balanced Fund to be issued in exchange for corresponding shares of each of Pioneer Solutions -- Conservative Fund and Pioneer Solutions -- Growth Fund. Please retain this Statement of Additional Information for further reference.

The Prospectus is available to you from Amundi Pioneer Asset Management, Inc. free of charge by calling 1-800-225-6292.

                                                                           Page
                                                                          ------
INTRODUCTION ...........................................................  SAI--2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE .......................  SAI--2
ADDITIONAL INFORMATION ABOUT EACH PIONEER FUND .........................  SAI--2
PRO FORMA COMBINED FINANCIAL STATEMENTS ................................  SAI--2

SAI--1

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in an Information Statement and Prospectus dated December 15, 2017 (the "Information Statement and Prospectus") relating to the reorganization of each of Pioneer Solutions -- Conservative Fund and Pioneer Solutions -- Growth Fund into Pioneer Solutions -- Balanced Fund.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Statement of Additional Information for each of Pioneer Solutions -- Conservative Fund, Pioneer Solutions -- Balanced Fund and Pioneer Solutions -- Growth Fund, dated December 1, 2017, as supplemented (File Nos. 333-114788 and 811-21569), as filed with the Securities and Exchange Commission on November 27, 2017 (Accession No. 0001288255-17-000013) is incorporated herein by reference.

2. The Annual Report of each of Pioneer Solutions -- Conservative Fund, Pioneer Solutions -- Balanced Fund and Pioneer Solutions -- Growth Fund, for the fiscal year ended July 31, 2017 (File No. 811-21569), as filed with the Securities and Exchange Commission on September 29, 2017 (Accession No. 0001288255-17-000008) is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                               EACH PIONEER FUND

     Additional information about each Pioneer Fund can be found in the most recent Statement of Additional Information of each Pioneer Fund, which is incorporated by reference into this registration statement.

                    PRO FORMA COMBINED FINANCIAL STATEMENTS

     Shown below in connection with the reorganization of each of Pioneer Solutions -- Conservative Fund and Pioneer Solutions -- Growth Fund (each, an "Acquired Fund") into Pioneer Solutions -- Balanced Fund (the "Acquiring Fund") are the financial statements for each of the Pioneer Funds and the pro forma financial statements for the combined fund, assuming each Reorganization has been consummated on July 31, 2017.

     The first table presents the Schedule of Investments for each Pioneer Fund and pro forma figures for the combined fund. The second table presents the Statements of Assets and Liabilities for each Pioneer Fund and estimated pro forma figures for the combined fund. The third table presents the Statements of Operations for each Pioneer Fund and estimated pro forma figures for the combined fund.

     Because both Acquired Funds may reorganize with the Acquiring Fund, the tables show the three possibilities that may result: (1) both Acquired Funds reorganize with the Acquiring Fund; (2) only Pioneer Solutions -- Conservative Fund reorganizes with the Acquiring Fund; or (3) only Pioneer Solutions -- Growth Fund reorganizes with the Acquiring fund.

     These tables are followed by the Notes to the Pro Forma Financial
Statements.

     These Pro Forma Financial Statements and related Notes should be read in conjunction with the financial statements of the Acquiring Fund and each Acquired Fund included in their annual report to shareowners dated July 31, 2017.

                                     SAI--2

           1. Pro Forma Financial Statements Assuming Reorganization of Both Acquired Funds into the Acquiring Fund



                                     SAI--3

Pro Forma Combined Schedule of Investments

Pioneer Solutions -- Balanced Fund
July 31, 2017
(unaudited)

                                                              Pioneer
                                                         Solutions --
       Pioneer       Pioneer        Pioneer                  Balanced
  Solutions --  Solutions --   Solutions --                      Fund                                         % of
      Balanced        Growth   Conservative                  ProForma                                    Pro Forma
          Fund          Fund           Fund   Pro Forma      Combined                                     Combined
        Shares        Shares         Shares  Adjustment        Shares                                   Net Assets
--------------------------------------------------------------------------------------------------------------------
                                                                         MUTUAL FUNDS                          98.0%
                                                                         UNAFFILIATED FUNDS                     7.1%
        74,636       195,731         10,871    (281,238)           --    AMG Managers Fairpointe Mid
                                                                         Cap Fund Class I
       123,725       401,463         18,506    (543,694)           --    Columbia Contrarian Core Fund
                                                                         Class Y
       735,648       323,717        221,619  (1,280,984)           --    Doubleline Total Return Bond
                                                                         Fund Class I
        16,694        40,760          3,802       8,663        69,919    iShares Core MSCI Emerging
                                                                         Markets ETF
        89,985       237,003         12,179      37,716       376,883    iShares MSCI Canada ETF
        49,534       120,827         11,588      25,513       207,462    iShares MSCI China ETF
        37,046        92,280          8,603      17,230       155,159    iShares MSCI South Korea
                                                                         Capped ETF
            --       386,257         11,820    (398,077)           --    JOHCM Asia Ex-Japan Equity Fund
                                                                         Class IS
            --       441,868             --    (441,868)           --    JPMorgan Intrepid European Fund
                                                                         Class L
            --            --        245,938    (245,938)           --    Metropolitan West Total Return Bond
                                                                         Fund Class I
       594,024            --        250,261    (844,285)           --    MFS Total Return Bond Fund Class I
            --       213,156          9,076    (222,232)           --    Oak Ridge Small Cap Growth Fund
                                                                         Class K
       166,209       508,467         13,929    (688,605)           --    T. Rowe Price International Funds -
                                                                         European Stock Fund
       548,481            --        230,893    (779,374)           --    Western Asset Core Plus Bond Fund
                                                                         Class IS
---------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL INVESTMENTS IN                    7.1%
                                                                         UNAFFILIATED FUNDS
---------------------------------------------------------------------------------------------------------------------
                                                                         AFFILIATED FUNDS*                      90.9%
     1,505,215     1,902,159      1,587,722   1,309,173     6,304,269    Pioneer Bond Fund Class K
       195,351       619,773         28,841     (25,779)      818,186    Pioneer Core Equity Fund Class Y
       491,134     1,584,109         62,800     (81,034)    2,057,009    Pioneer Disciplined Value Fund Class Y
       491,341            --         44,418   1,522,118     2,057,877    Pioneer Dynamic Credit Fund Class Y
            --            --         26,170     (26,170)           --    Pioneer Floating Rate Fund Class K
       130,055       459,868         18,199     (63,414)      544,708    Pioneer Fund Class Y
       173,510       626,568         24,917     (98,286)      726,709    Pioneer Fundamental Growth Fund
                                                                         Class K
     1,078,851     2,341,358        165,382     932,944     4,518,535    Pioneer Global Equity Fund Class K
       312,079            --         17,231     977,765     1,307,075    Pioneer Global High Yield Fund Class Y
                     262,268             --    (262,268)           --    Pioneer Global Multisector Income
                                                                         Fund Class Y
             1            --         12,638     (12,632)            7    Pioneer High Yield Fund Class Y
     1,172,294     2,322,206        100,030   1,315,368     4,909,898    Pioneer International Equity Fund
                                                                         Class Y
       228,181       693,486         29,925       4,095       955,687    Pioneer Mid Cap Value Fund Class K
     2,036,411       870,025      1,411,045   4,211,588     8,529,069    Pioneer Strategic Income Fund Class K
---------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL INVESTMENTS IN                   90.9%
                                                                         AFFILIATED FUNDS
---------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL INVESTMENTS MUTUAL FUNDS         98.0%
---------------------------------------------------------------------------------------------------------------------

       Pioneer          Pioneer           Pioneer                            Pioneer
  Solutions --     Solutions --      Solutions --                       Solutions --
      Balanced           Growth      Conservative                      Balanced Fund
          Fund             Fund              Fund                          Pro Forma
        Market           Market            Market        Pro Forma          Combined
         Value            Value             Value   Adjustment (a)      Market Value
-------------------------------------------------------------------------------------


$    3,288,456   $    8,623,921    $      478,975   $ (12,391,352)   $            --
     3,205,715       10,401,906           479,490     (14,087,111)                --
     7,871,434        3,463,772         2,371,323     (13,706,529)                --
      881,276         2,151,720           200,708         457,332          3,691,036
     2,510,581        6,612,384           339,794       1,052,271         10,515,030
     2,942,815        7,178,332           688,443       1,515,756         12,325,346
     2,582,106        6,431,916           599,629       1,200,944         10,814,595
           --         4,750,964           145,384      (4,896,348)                --
           --        11,855,319                --     (11,855,319)                --
           --               --          2,624,158      (2,624,158)                --
     6,385,758              --          2,690,306      (9,076,064)                --
           --         7,756,747           330,276      (8,087,023)                --
     3,365,732       10,296,457           282,062     (13,944,251)                --
     6,504,985              --          2,738,391      (9,243,376)                --
--------------------------------------------------------------------------------------
$   39,538,858   $   79,523,438    $   13,968,939   $ (95,685,228)   $    37,346,007
--------------------------------------------------------------------------------------
$   14,645,742   $   18,508,007    $   15,448,535   $ 12,738,250     $    61,340,534
     3,994,931       12,674,353           589,798        (527,173)        16,731,909
     8,344,367       26,914,012         1,066,972      (1,376,770)        34,948,581
     4,687,396              --            423,748      14,521,004         19,632,148
           --               --            178,218        (178,218)                --
     4,207,283       14,876,717           588,738      (2,051,438)        17,621,300
     3,848,452       13,897,278           552,659      (2,179,978)        16,118,411
    16,937,961       36,759,321         2,596,497      14,647,219         70,940,998
     2,783,745              --            153,703       8,721,667         11,659,115
                      2,848,230                --      (2,848,230)                --
             6               --           124,233        (124,212)                27
    27,384,773       54,246,741         2,336,709      30,726,996        114,695,219
     5,788,952       17,593,740           759,197        103,889          24,245,778
    22,095,059        9,439,771        15,309,838      45,695,725         92,540,393
--------------------------------------------------------------------------------------
$  114,718,667    $ 207,758,170    $   40,128,845   $ 117,868,731    $   480,474,413
--------------------------------------------------------------------------------------
$  154,257,525    $ 287,281,608    $   54,097,784   $ 22,183,503     $   517,820,420
--------------------------------------------------------------------------------------

                                     SAI--4

                                                                   Pioneer
                                                              Solutions --
         Pioneer       Pioneer        Pioneer                     Balanced
    Solutions --  Solutions --   Solutions --                         Fund                                         % of
        Balanced        Growth   Conservative                     ProForma                                    Pro Forma
            Fund          Fund           Fund      Pro Forma      Combined                                     Combined
          Shares        Shares         Shares     Adjustment        Shares                                   Net Assets
-----------------------------------------------------------------------------------------------------------------------
       Principal     Principal      Principal       ProForma     Principal
       Amount ($)    Amount ($)     Amount ($)    Adjustment     Amount ($)
-----------------------------------------------------------------------------------------------------------------------
                                                                             U.S. GOVERNMENT AND AGENCY
                                                                             OBLIGATION                             0.0%
       3,632,917     6,796,244      1,265,817    (11,694,978)           --   U.S. Treasury Inflation Indexed Note,
                                                                             0.375%, 1/15/27
-----------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL U.S. GOVERNMENT AND
                                                                             AGENCY OBLIGATION
-----------------------------------------------------------------------------------------------------------------------
       Principal     Principal      Principal      Pro Forma     Principal
       Amount ($)    Amount ($)     Amount ($)    Adjustment     Amount ($)
-----------------------------------------------------------------------------------------------------------------------
                                                                             SOVEREIGN DEBT OBLIGATION              0.0%
 JPY 361,201,906   615,878,840    121,069,342 (1,098,150,088)           --   Japanese Government CPI Linked Bond,
                                                                             0.10%, 3/10/25
-----------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL SOVEREIGN DEBT OBLIGATION
-----------------------------------------------------------------------------------------------------------------------
                                                   Pro Forma
       Contracts     Contracts      Contracts     Adjustment     Contracts
-----------------------------------------------------------------------------------------------------------------------
                                                                             EXCHANGE-TRADED PUT OPTION
                                                                             PURCHASED                              0.0%
              --           169             --        (169)              --   Russell 2000 Index
-----------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL EXCHANGE-TRADED PUT
                                                                             OPTION PURCHASED
                                                                             (Premiums paid $1,416,651)
-----------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL INVESTMENTS IN SECURITIES       98.0%
-----------------------------------------------------------------------------------------------------------------------
                                                                             OTHER ASSETS AND LIABILITIES           2.0%
-----------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL NET ASSETS                     100.0%
-----------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL INVESTMENT AT COST
=======================================================================================================================

        Pioneer          Pioneer           Pioneer                              Pioneer
   Solutions --     Solutions --      Solutions --                         Solutions --
       Balanced           Growth      Conservative                        Balanced Fund
           Fund             Fund              Fund                            Pro Forma
         Market           Market            Market         Pro Forma           Combined
          Value            Value             Value    Adjustment (a)       Market Value
---------------------------------------------------------------------------------------
$     3,585,123  $     6,706,833  $     1,249,164   $   (11,541,120) $            --
---------------------------------------------------------------------------------------
$     3,585,123  $     6,706,833  $     1,249,164   $   (11,541,120) $            --
---------------------------------------------------------------------------------------
$     3,394,305  $     5,787,569  $     1,137,719   $   (10,319,593) $            --
---------------------------------------------------------------------------------------
$     3,394,305  $     5,787,569  $     1,137,719   $   (10,319,593) $            --
---------------------------------------------------------------------------------------
$           --   $      322,790   $            --   $     (322,790)  $            --
---------------------------------------------------------------------------------------
$           --   $      322,790   $            --   $     (322,790)  $            --
---------------------------------------------------------------------------------------
$   161,236,953  $   300,098,800  $    56,484,667   $           --   $   517,820,420
---------------------------------------------------------------------------------------
$     3,296,829  $     6,611,997  $       813,612   $           --   $    10,722,438
---------------------------------------------------------------------------------------
$   164,533,782  $   306,710,797  $    57,298,279   $           --   $   528,467,858(b)
---------------------------------------------------------------------------------------
$   145,381,077  $   264,161,474  $    54,580,710   $    1,237,831   $   465,361,092
=======================================================================================

*     Affiliated funds managed by the Adviser.

(a) Specific investments held by Pioneer Solutions -- Balanced Fund, Pioneer Solutions -- Growth Fund and Pioneer Solutions -- Conservative Fund no longer comply with the new prospectus mandate and are assumed sold. Proceeds have been reallocated amongst existing ETF and affiliated investments held by Pioneer Solutions -- Balanced Fund.

(b)   Reflects costs of the reorganization.

JPY    Japanese Yen

                                     SAI--5

Pro Forma Combined Statement of Assets and Liabilities

Pioneer Solutions -- Balanced Fund
July 31, 2017
(unaudited)

                                                                                          Pioneer
                                                          Pioneer          Pioneer   Solutions --
                                                      Solutions --    Solutions --   Conservative      Pro Forma          Pro Forma
                                                     Balanced Fund     Growth Fund           Fund    Adjustments           Combined
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in securities of affiliated funds,
  at value (at cost $99,756,860,
  $174,807,834 and $38,551,471, respectively)        $ 114,718,667   $ 207,758,170  $  40,128,845   $117,868,731(c)   $ 480,474,413
Investment in securities of unaffiliated funds,
  at value (at cost $45,624,217,
  $89,353,640 and $16,029,239, respectively)            46,518,286      92,340,630     16,355,822   (117,868,731)(c)     37,346,007
Cash                                                     1,377,044       1,686,944        255,623      8,060,540(d)      11,380,151
Foreign currencies, at value (at cost $14,228,
  $53,588 and $17,375, respectively)                         6,991          44,229         16,595             --             67,815
Restricted cash                                          2,744,246       6,151,101        661,536     (9,556,883)(d)             --
Unrealized appreciation on forward foreign
  currency contracts                                       876,171       2,152,462        202,476     (3,231,109)(d)             --
Receivables -
  Capital stock sold                                        48,361         153,098          9,633             --            211,092
  Distributions to shareowner                                1,785              --             --             --              1,785
  Dividends                                                157,458          94,937         97,396             --            349,791
  Interest                                                   1,922           3,381            653             --              5,956
Due from the Adviser                                            36              35          19323             --             19,394
Other assets                                                23,927          20,817         25,774             --             70,518
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                    $ 166,474,894   $ 310,405,804   $ 57,773,676   $ (4,727,452)     $ 529,926,922
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Written options (premiums received $-, $(574,156)
  and $-, respectively)                              $          --   $      70,980   $         --   $    (70,980)(d)  $          --
Unrealized depreciation on interest rate
  swap agreements                                           21,053          38,614          7,009        (66,676)(d)             --
Unrealized depreciation on forward foreign
  currency contracts                                     1,379,203       2,418,825        259,470     (4,057,498)(d)             --
Payables for:
  Capital stock redeemed                                   272,841         666,120         76,991             --          1,015,952
  Distributions to shareowners                                  --           2,126          2,266             --              4,392
  Professional fees                                         35,433          39,287         39,890             --            114,610
  Custodian fees                                             8,739           8,890         11,474             --             29,103
  Swap payments                                              3,866           6,384          1,282        (11,532)(d)             --
Variation margin for centrally cleared interest
  rate swap agreements                                      81,920         160,834         26,389       (269,143)(d)             --
Variation margin for futures contracts                      65,656         165,005         20,962       (251,623)(d)             --
Due to affiliates                                           32,046          50,011         10,086             --             92,143
Accrued expenses and other liabilities                      40,355          67,931         19,578       75,000(b)           202,864
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                               $   1,941,112   $   3,695,007   $    475,397   $ (4,652,452)     $   1,459,064
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Paid-in capital                                      $ 154,585,013   $ 266,065,178   $ 56,719,819   $         --      $ 477,370,010
Undistributed net investment income                        559,550      (1,193,533)       602,604        (75,000)(b)       (106,379)
Accumulated net realized gain (loss) on
  investments, futures contracts,
  swap agreements, written options
  and foreign currency transactions                     (5,846,581)      6,059,220    (1,788,216)        320,476(c)      (1,255,101)
Net unrealized appreciation (depreciation)
  on investments                                        15,855,876      35,937,326      1,903,957     (1,237,831)(c)     52,459,328
Net unrealized appreciation (depreciation)
  on futures contracts                                     (22,799)       (210,470)       (54,750)       288,019(d)              --
Net unrealized appreciation (depreciation)
  on swap contracts                                        (86,792)       (174,044)       (27,295)       288,131(d)              --
Net unrealized appreciation (depreciation)
  on written options                                            --         503,176             --       (503,176)(d)             --
Net unrealized appreciation (depreciation)
  on forward foreign currency contracts and
  other assets and liabilities denominated
  in foreign currencies                                   (510,485)       (276,056)       (57,840)       844,381(d)              --
------------------------------------------------------------------------------------------------------------------------------------
     Total net assets                                $ 164,533,782   $ 306,710,797   $ 57,298,279   $    (75,000)     $ 528,467,858
====================================================================================================================================

                                     SAI--6

Pioneer Solutions -- Balanced Fund
July 31, 2017
(unaudited)

                                                                                          Pioneer
                                                           Pioneer         Pioneer   Solutions --
                                                       Solutions --   Solutions --   Conservative      Pro Forma         Pro Forma
                                                      Balanced Fund    Growth Fund           Fund    Adjustments          Combined
                                                      -----------------------------------------------------------------------------
NET ASSETS BY CLASS:
  Class A                                             $ 114,528,007  $ 237,909,576   $ 42,698,526   $   (54,619)(b)  $ 395,081,490
===================================================================================================================================
  Class C                                             $  49,276,765  $  67,953,880   $ 14,336,044   $   (20,077)(b)  $ 131,546,612
===================================================================================================================================
  Class R                                             $      30,644  $      36,642   $      8,980   $       (12)(b)  $      76,254
===================================================================================================================================
  Class Y                                             $     698,366  $     810,699   $    254,729   $      (292)(b)  $   1,763,502
===================================================================================================================================
OUTSTANDING SHARES:
(No par value, unlimited number of
  shares authorized)
  Class A                                                 9,629,583     17,610,111      4,038,342     1,951,892(a)      33,229,928
===================================================================================================================================
  Class C                                                 4,510,554      5,348,524      1,403,217       783,966(a)      12,046,261
===================================================================================================================================
  Class R                                                     2,590          2,732            852           272(a)           6,446
===================================================================================================================================
  Class Y                                                    57,903         58,736         25,570         4,038(a)         146,247
===================================================================================================================================
NET ASSET VALUE PER SHARE:
  Class A                                             $       11.89  $       13.51   $      10.57                    $       11.89
===================================================================================================================================
  Class C                                             $       10.92  $       12.71   $      10.22                    $       10.92
===================================================================================================================================
  Class R                                             $       11.83  $       13.41   $      10.54                    $       11.83
===================================================================================================================================
  Class Y                                             $       12.06  $       13.80   $       9.96                    $       12.06
===================================================================================================================================
MAXIMUM OFFERING PRICE:
  Class A (100 / 94.25 x net asset value per)         $       12.62  $       14.33   $      11.21                    $       12.62
===================================================================================================================================

(a) Class A, Class C, Class R and Class Y shares of Pioneer Solutions - Growth Fund and Class A, Class C, Class R and Class Y shares of Pioneer Solutions
      - Conservative Fund are exchanged for Class A, Class C, Class R and Class Y shares of Pioneer Solutions - Balanced Fund, respectively.

(b)   Reflects one-time cost related to the reorganization.

(c) Specific investments held by Pioneer Solutions - Balanced Fund, Pioneer Solutions - Growth Fund and Pioneer Solutions - Conservative Fund no longer comply with the new prospectus mandate and are assumed sold.

      Proceeds have been reallocated amongst existing ETF and affiliated investments held by Pioneer Solutions - Balanced Fund.

(d) Derivative investments held by Pioneer Solutions - Balanced Fund, Pioneer Solutions - Growth Fund and Pioneer Solutions - Conservative Fund no longer comply with the new prospectus mandate and are assumed to be sold for cash.


See accompanying notes to pro forma financial statements.

                                     SAI--7

Pro Forma Combined Statement of Operations

Pioneer Solutions -- Balanced Fund
For the Twelve Months ended July 31, 2017
(unaudited)

                                                                                          Pioneer
                                                            Pioneer        Pioneer   Solutions --
                                                       Solutions --   Solutions --   Conservative       Pro Forma         Pro Forma
                                                      Balanced Fund    Growth Fund           Fund     Adjustments          Combined
                                                     -------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from underlying affiliated funds        $    2,701,762   $  3,335,754    $ 1,339,298   $        --      $    7,376,814
   Dividends from underlying unaffiliated funds           1,018,726      1,109,272        336,733            --           2,464,731
   Interest                                                  70,974        130,045         26,662            --             227,681
------------------------------------------------------------------------------------------------------------------------------------
      Total investment income                        $    3,791,462   $  4,575,071    $ 1,702,693   $        --      $   10,069,226
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                   $      224,362   $    399,810    $    78,289   $        --      $      702,461
   Transfer agent fees
      Class A                                               112,556        277,325         38,361            --             428,242
      Class C                                                31,038         56,525         12,290            --              99,853
      Class R                                                   117            168             66            --                 351
      Class Y                                                 1,029          1,381            310            --               2,720
   Distribution fees
      Class A                                               293,331        589,309        110,893            --             993,533
      Class C                                               543,625        707,276        157,339            --           1,408,240
      Class R                                                   112            134             44            --                 290
   Shareholder communication expense                         22,975         52,372          6,621            --              81,968
   Administrative reimbursements                             93,241        172,639         39,314       (35,016)(b)         270,178
   Custodian fees                                            50,896         51,384         51,407       (54,935)(b)          98,752
   Registration fees                                         75,853         56,292         70,446       (85,038)(a)         117,553
   Professional fees                                         42,516         46,724         42,427       (67,980)(a)          63,687
   Printing expense                                          33,383         26,391         18,244       (35,426)(a)          42,592
   Pricing fees                                               1,615          1,476          1,219                             4,310
   Fees and expenses of non-affiliated trustees               7,379         10,652          7,096       (10,127)(a)          15,000
   Insurance expense                                          2,354          4,141            939                             7,434
   Miscellaneous                                             10,585         11,799          7,209         1,557(a)           31,150
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                 $    1,546,967   $ 2,465,798     $   642,514   $  (286,965)     $    4,368,314
      Less fees waived and expenses reimbursed
        by the Adviser                                         (107)          (139)      (102,991)      103,058(b)             (179)
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                   $    1,546,860   $ 2,465,659     $   539,523   $  (183,907)     $    4,368,135
------------------------------------------------------------------------------------------------------------------------------------
        Net investment income                        $    2,244,602   $ 2,109,412     $ 1,163,170   $   183,907      $    5,701,091
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Underlying affiliated funds                    $    1,898,557   $  6,961,742    $   (83,687)  $   318,184(c)   $    9,094,796
      Underlying unaffiliated funds                      (1,558,110)    (3,898,915)       (42,741)      919,647(c)       (4,580,119)
      Capital gain on distributions from underlying
        affiliated funds                                  1,165,286      4,162,676        312,234            --           5,640,196
      Capital gain on distributions from underlying
        unaffiliated funds                                  433,965        975,954         35,056            --           1,444,975
      Futures contracts                                  (3,541,877)    (1,853,526)      (632,170)     (288,019)(d)      (6,315,592)
      Swap contracts                                       (389,466)      (644,667)      (126,396)     (288,131)(d)      (1,448,660)
      Written options                                       262,780      1,190,184         20,724       503,176(d)        1,976,864
      Forward foreign currency contracts and
        other assets  and liabilities
        denominated in foreign currencies                   554,349        506,786        207,936      (844,381)(d)         424,690
------------------------------------------------------------------------------------------------------------------------------------
                                                     $   (1,174,516)  $  7,400,234    $  (309,044)  $   320,476      $    6,237,150
------------------------------------------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) on:
      Underlying affiliated funds                    $    6,974,415   $ 11,842,079    $   943,543   $  (318,184)(c)  $   19,441,853
      Underlying unaffiliated funds                       2,624,782      8,911,873        100,735      (919,647)(c)      10,717,743
      Futures contracts                                     506,000      1,275,949        112,311       288,019(d)        2,182,279
      Swap contracts                                        288,358        442,592         93,909       288,131(d)        1,112,990
      Written options                                       (64,327)       385,539        (17,544)     (503,176)(d)        (199,508)
      Forward foreign currency contracts
        and other assets and liabilities
        denominated in foreign currencies                  (372,479)       (66,155)      (31,416)       844,381(d)          374,331
------------------------------------------------------------------------------------------------------------------------------------
                                                     $    9,956,749   $ 22,791,877    $ 1,201,538   $  (320,476)     $   33,629,688
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investments                                  $    8,782,233   $ 30,192,111    $   892,494   $        --      $   39,866,838
------------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                                 $   11,026,835   $ 32,301,523    $ 2,055,664   $   183,907      $   45,567,929
====================================================================================================================================

(a)   Reflects reduction in expenses due to elimination of duplicate services.

(b) Reflects change in fee structure to conform with Pioneer Solutions -- Balanced Fund's custodian, administrative, management and transfer agent agreements.

(c) Represents a realized gain on the sale of specific investments held by Pioneer Solutions -- Balanced Fund, Pioneer Solutions -- Growth Fund and Pioneer Solutions -- Conservative Fund which no longer comply with the Pioneer Solutions -- Balanced Fund's new prospectus mandate.

(d) Represents the net realized loss on the sale of derivative investments held by Pioneer Solutions -- Balanced Fund, Pioneer Solutions -- Growth Fund and Pioneer Solutions -- Conservative Fund which no longer comply with the new prospectus mandate.


See accompanying notes to pro forma financial statements.

                                     SAI--8

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

Pioneer Solutions -- Balanced Fund
July 31, 2017
(unaudited)

1. Description of The Fund

Pioneer Asset Allocation Trust (the "Trust") is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of three separate funds (each, a "Fund," and collectively, the "Funds"), each issuing four classes of shares as follows:

Pioneer Solutions -- Conservative Fund ("Conservative Fund")

Pioneer Solutions -- Growth Fund ("Growth Fund")

Pioneer Solutions -- Balanced Fund ("Balanced Fund").

The investment objective of each of the Conservative Fund, the Growth Fund and the Balanced Fund is to seek long-term capital growth and current income.

Each Fund is a "fund of funds." Each Fund seeks to achieve its investment objective by investing primarily in other funds ("underlying funds"). Each Fund may also invest directly in securities and use derivatives. Each Fund invests mainly in funds managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. Each Fund may also invest in unaffiliated mutual funds or exchange-traded funds ("ETFs"). The Funds indirectly pay a portion of the expenses incurred by underlying funds. Consequently, an investment in the Funds entails more direct and indirect expenses than direct investment in the applicable underlying funds.

Each Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of each Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of each Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of a Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Funds' investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Funds' investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. Financial statements filed with the SEC with a period end date on or after August 1, 2017 are required to be in compliance with the amendments to Regulation S-X. Although still evaluating the impact of these amendments, management expects the Fund's adoption to be limited to additional financial statement disclosures.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Each Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP.

                                     SAI--9

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed Reorganization of Growth Fund, Conservative Fund and Balanced Fund (the "Reorganization"), as if such Reorganization had taken place as of July 31, 2017.

Under the terms of an Agreement and Plan of Reorganization between these three funds, the combination of Balanced Fund and Growth Fund and Conservative Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free reorganizations of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of the Growth Fund and Conservative Fund in exchange for shares of Balanced Fund at Balanced Fund's net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of Balanced Fund and Growth Fund and Conservative Fund have been combined as of and for the twelve months ended July 31, 2017. Following the Reorganization, Balanced Fund will be the accounting survivor. The Adviser has agreed to pay 50% of the expenses associated with the Reorganization, Balanced Fund will pay 25% of the costs of the reorganization, and Growth Fund and Conservative Fund will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of Balanced Fund, the Growth Fund and Conservative Fund included in their respective annual reports to shareowners dated July 31, 2017. The schedule of investments and the statement of assets and liabilities have been shown to reflect the liquidation of certain securities and derivative investments held by Balanced Fund the Growth Fund and Conservative Fund that no longer comply with Balanced Fund's new prospectus mandate. Proceeds from the sale of investment securities have been reallocated into existing ETF and affiliated investments held by Balanced Fund. Proceeds from the sale of derivative investments have been redeemed for cash. The statement of operations reflect the realized gain/loss from the sale of investments and derivative holdings and other adjustments made to expenses for affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on August 1, 2016.

3. Security Valuation

The net asset value of the Funds are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Swap agreements, including interest rate swaps, caps and floors (other than centrally cleared swap agreements) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

                                    SAI--10

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Funds' Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. the Funds may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of each Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of each Fund's securities may differ significantly from exchange prices and such differences could be material.

At July 31, 2017, the Funds held no securities valued using fair value methods (other than to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

4. Investment Income and Transactions

Dividend income and realized capital gain distributions from investment company shares held are recorded on the ex-dividend date. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

5. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Balanced Fund that would have been issued at July 31, 2017, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net assets of the Growth Fund and Conservative Fund , as of July 31, 2017, divided by the net asset value of Balanced Fund's shares as of July 31, 2017. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at July 31, 2017:

                                                       Additional               Total
                                      Shares of    Shares Assumed         Outstanding
                                  Balanced Fund         Issued In              Shares
Class of Shares                 Pre-Combination    Reorganization    Post-Combination
-------------------------------------------------------------------------------------
Class A                               9,629,583         1,951,892          33,229,928
Class C                               4,510,554           783,966          12,046,261
Class R                                   2,590               272               6,446
Class Y                                  57,903             4,038             146,247

6. Management Agreement

The Adviser manages the Funds' portfolios. Management fees for the Fund are calculated daily at an annual rate equal to 0.13% of the Fund's average daily net assets up to $2.5 billion; 0.11% of the Fund's average daily net assets over $2.5 billion up to $4 billion; 0.10% of the Fund's average daily net assets over $4 billion up to $5.5 billion; and 0.08% of the Fund's average daily net assets over $5.5 billion.

For the year ended July 31, 2017, the effective management fee for the Fund was equivalent to 0.13% of the Fund's average daily net assets. Fees waived and expenses reimbursed during the year ended July 31, 2017 are reflected in the Statements of Operations.

The Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than underlying fund fees and expenses, to 0.70%, 1.45%, and 0.90% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. Fees waived and expenses reimbursed during the twelve months ended July 31, 2017, are reflected on the Statement of Operations. The Adviser has agreed to further limit the ordinary operating expenses of Class R shares of the combined fund following the completion of the Reorganization to 0.78% of the average daily net assets attributable to Class R shares. These expense limitations are in effect through December 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.


                                    SAI--11

7. Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

                                    SAI--12

       2. Pro Forma Financial Statements Assuming Reorganization of only Pioneer Solutions - Conservative Fund into the Acquiring Fund


SAI--13

Pro Forma Combined Schedule of Investments

Pioneer Solutions - Balanced Fund
July 31, 2017
(unaudited)

                                                     Pioneer
                                                Solutions --
     Pioneer          Pioneer                       Balanced
Solutions --     Solutions --                           Fund                                                                   % of
    Balanced     Conservative                       ProForma                                                              Pro Forma
        Fund             Fund      Pro Forma        Combined                                                               Combined
      Shares           Shares     Adjustment          Shares                                                             Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MUTUAL FUNDS                                                98.2%
                                                                  UNAFFILIATED FUNDS                                           7.1%
      74,636           10,871        (85,507)             --      AMG Managers Fairpointe Mid Cap Fund Class I
     123,725           18,506       (142,231)             --      Columbia Contrarian Core Fund Class Y
     735,648          221,619       (957,267)             --      Doubleline Total Return Bond Fund Class I
      16,694            3,802          8,902          29,398      iShares Core MSCI Emerging Markets ETF
      89,985           12,179         56,299         158,463      iShares MSCI Canada ETF
      49,534           11,588         26,107          87,229      iShares MSCI China ETF
      37,046            8,603         19,589          65,238      iShares MSCI South Korea Capped ETF
          --           11,820        (11,820)             --      JOHCM Asia Ex-Japan Equity Fund Class IS
          --          245,938       (245,938)             --      Metropolitan West Total Return Bond Fund Class I
     594,024          250,261       (844,285)             --      MFS Total Return Bond Fund Class I
          --            9,076         (9,076)             --      Oak Ridge Small Cap Growth Fund Class K
     166,209           13,929       (180,138)             --      T. Rowe Price International Funds - European Stock Fund
     548,481          230,893       (779,374)             --      Western Asset Core Plus Bond Fund Class IS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  AFFILIATED FUNDS*                                           91.1%
   1,505,215        1,587,722       (442,258)      2,650,679      Pioneer Bond Fund Class K
     195,351           28,841        119,821         344,013      Pioneer Core Equity Fund Class Y
     491,134           62,800        310,951         864,885      Pioneer Disciplined Value Fund Class Y
     491,341           44,418        329,491         865,250      Pioneer Dynamic Credit Fund Class Y
          --           26,170        (26,170)            --       Pioneer Floating Rate Fund Class K
     130,055           18,199         80,773         229,027      Pioneer Fund Class Y
     173,510           24,917        107,124         305,551      Pioneer Fundamental Growth Fund Class K
   1,078,851          165,382        655,620       1,899,853      Pioneer Global Equity Fund Class K
     312,079           17,231        220,260         549,570      Pioneer Global High Yield Fund Class Y
           1           12,638        (12,633)             6       Pioneer High Yield Fund Class Y
   1,172,294          100,030        792,081       2,064,405      Pioneer International Equity Fund Class Y
     228,181           29,925        143,720         401,826      Pioneer Mid Cap Value Fund Class K
   2,036,411        1,411,045        138,657       3,586,113      Pioneer Strategic Income Fund Class K
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN AFFILIATED FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS MUTUAL FUNDS                              98.2%
-----------------------------------------------------------------------------------------------------------------------------------

      Pioneer              Pioneer                                  Pioneer
 Solutions --         Solutions --                             Solutions --
     Balanced         Conservative                            Balanced Fund
         Fund                 Fund                                Pro Forma
       Market               Market           Pro Forma             Combined
        Value                Value       Adjustment (a)        Market Value
----------------------------------------------------------------------------
$    3,288,456     $       478,975     $    (3,767,431)       $           --
     3,205,715             479,490          (3,685,205)                   --
     7,871,434           2,371,323         (10,242,757)                   --
       881,276             200,708             469,941             1,551,925
     2,510,581             339,794           1,570,750             4,421,125
     2,942,815             688,443           1,551,030             5,182,288
     2,582,106             599,629           1,365,346             4,547,081
            --             145,384            (145,384)                   --
            --           2,624,158          (2,624,158)                   --
     6,385,758           2,690,306          (9,076,064)                   --
            --             330,276            (330,276)                   --
     3,365,732             282,062          (3,647,794)                   --
     6,504,985           2,738,391          (9,243,376)                   --
----------------------------------------------------------------------------
$   39,538,858     $    13,968,939     $   (37,805,378)       $   15,702,419
----------------------------------------------------------------------------
$   14,645,742     $    15,448,535     $    (4,303,173)       $   25,791,104
     3,994,931             589,798           2,450,331             7,035,060
     8,344,367           1,066,972           5,283,064            14,694,403
     4,687,396             423,748           3,143,345             8,254,489
            --             178,218            (178,218)                   --
     4,207,283             588,738           2,612,992             7,409,013
     3,848,452             552,659           2,376,000             6,777,111
    16,937,961           2,596,497          10,293,236            29,827,694
     2,783,745             153,703           1,964,717             4,902,165
             6             124,233            (124,228)                   11
    27,384,773           2,336,709          18,503,016            48,224,498
     5,788,952             759,197           3,646,177            10,194,326
    22,095,059          15,309,838           1,504,430            38,909,327
----------------------------------------------------------------------------
$  114,718,667      $   40,128,845     $    47,171,689        $  202,019,201
----------------------------------------------------------------------------
$  154,257,525      $   54,097,784     $     9,366,311        $  217,721,620
----------------------------------------------------------------------------

                                    SAI--14

                                                       Pioneer
                                                  Solutions --
       Pioneer         Pioneer                        Balanced
  Solutions --    Solutions --                            Fund                                                             % of
      Balanced    Conservative                        ProForma                                                        Pro Forma
          Fund            Fund       Pro Forma        Combined                                                         Combined
        Shares          Shares      Adjustment          Shares                                                       Net Assets
--------------------------------------------------------------------------------------------------------------------------------
     Principal       Principal       Pro Forma       Principal
     Amount ($)      Amount ($)     Adjustment       Amount ($)
--------------------------------------------------------------------------------------------------------------------------------
                                                                  U.S. GOVERNMENT AND AGENCY OBLIGATION                    0.0%
     3,632,917       1,265,817      (4,898,734)             --    U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/27
--------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
--------------------------------------------------------------------------------------------------------------------------------
      Principal     Principal        Pro Forma       Principal
     Amount ($)     Amount ($)      Adjustment       Amount ($)
--------------------------------------------------------------------------------------------------------------------------------
                                                                  SOVEREIGN DEBT OBLIGATION                                0.0%
JPY 361,201,906   121,069,342     (482,271,248)             --    Japanese Government CPI Linked Bond, 0.10%, 3/10/25
--------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL SOVEREIGN DEBT OBLIGATION
--------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN SECURITIES                         98.2%
--------------------------------------------------------------------------------------------------------------------------------
                                                                  OTHER ASSETS AND LIABILITIES                             1.8%
--------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL NET ASSETS                                       100.0%
--------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENT AT COST
================================================================================================================================

        Pioneer              Pioneer                                  Pioneer
   Solutions --         Solutions --                             Solutions --
       Balanced         Conservative                            Balanced Fund
           Fund                 Fund                                Pro Forma
         Market               Market            Pro Forma            Combined
          Value                Value        Adjustment (a)       Market Value
-------------------------------------------------------------------------------
$     3,585,123      $     1,249,164       $   (4,834,287)     $          --
-------------------------------------------------------------------------------
$     3,585,123      $     1,249,164       $   (4,834,287)     $          --
-------------------------------------------------------------------------------
$     3,394,305      $     1,137,719       $   (4,532,024)     $          --
-------------------------------------------------------------------------------
$     3,394,305      $     1,137,719       $   (4,532,024)     $          --
-------------------------------------------------------------------------------
$   161,236,953      $    56,484,667       $          --       $ 217,721,620
-------------------------------------------------------------------------------
$     3,296,829      $       813,612       $          --       $   4,110,441
-------------------------------------------------------------------------------
$   164,533,782      $    57,298,279       $          --       $ 221,757,061(b)
-------------------------------------------------------------------------------
$   145,381,077      $    54,580,710       $      48,003       $ 200,009,790
===============================================================================

*     Affiliated funds managed by the Adviser.

(a) Specific investments held by Pioneer Solutions -- Balanced Fund and Pioneer Solutions -- Conservative Fund no longer comply with the new prospectus mandate and are assumed sold. Proceeds have been reallocated amongst existing ETF and affiliated investments held by Pioneer Solutions -- Balanced Fund.

(b)   Reflects costs of the reorganization.

JPY   Japanese Yen

                                    SAI--15

Pro Forma Statement of Assets and Liabilities

Pioneer Solutions - Balanced Fund
July 31, 2017
(unaudited)

                                                                           Pioneer        Pioneer
                                                                        Solutions -   Solutions -
                                                                           Balanced  Conservative         Pro Forma       Pro Forma
                                                                               Fund          Fund       Adjustments        Combined
                                                                      -------------------------------------------------------------
ASSETS:
   Investment in securities of affiliated funds, at value
      (at cost $99,756,860 and  $38,551,471, respectively)            $ 114,718,667  $ 40,128,845   $ 47,171,689(c)   $ 202,019,201
   Investment in securities of unaffiliated funds, at value
      (at cost $45,624,217 and $16,029,239, respectively)                46,518,286    16,355,822    (47,171,689)(c)     15,702,419
   Cash                                                                   1,377,044       255,623      2,622,767(d)       4,255,434
   Foreign currencies, at value (at cost $14,228 and
      $17,375, respectively)                                                  6,991        16,595             --             23,586
   Restricted cash                                                        2,744,246       661,536     (3,405,782)(d)             --
   Unrealized appreciation on forward foreign currency contracts            876,171       202,476     (1,078,647)(d)             --
   Receivables -
      Capital stock sold                                                     48,361         9,633             --             57,994
      Distributions to shareowner                                             1,785            --             --              1,785
      Dividends                                                             157,458        97,396             --            254,854
      Interest                                                                1,922           653             --              2,575
   Due from the Adviser                                                          36        19,323             --             19,359
   Other assets                                                              23,927        25,774             --             49,701
-----------------------------------------------------------------------------------------------------------------------------------
        Total assets                                                  $ 166,474,894  $ 57,773,676   $ (1,861,662)     $ 222,386,908
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Unrealized depreciation on interest rate swap agreements           $      21,053  $      7,009   $    (28,062)(d)  $          --
   Unrealized depreciation on forward foreign currency contracts          1,379,203       259,470     (1,638,673)(d)             --
   Payables for:
      Capital stock redeemed                                                272,841        76,991             --            349,832
      Distributions to shareowners                                               --         2,266             --              2,266
      Professional fees                                                      35,433        39,890             --             75,323
      Custodian fees                                                          8,739        11,474             --             20,213
      Swap payments                                                           3,866         1,282             --              5,148
   Variation margin for centrally cleared interest rate
     swap agreements                                                         81,920        26,389       (108,309)(d)             --
   Variation margin for futures contracts                                    65,656        20,962        (86,618)(d)             --
   Due to affiliates                                                         32,046        10,086             --             42,132
   Accrued expenses                                                          40,355        19,578         75,000(b)         134,933
-----------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                             $   1,941,112  $    475,397   $ (1,786,662)     $     629,847
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                                    $ 154,585,013  $ 56,719,819   $         --      $ 211,304,832
   Undistributed net investment income                                      559,550       602,604        (75,000)(b)      1,087,154
   Accumulated net realized gain (loss) on investments,
      futures contracts, swap agreements, written options
      and foreign currency transactions                                  (5,846,581)   (1,788,216)      (711,958)(c)     (8,346,755)
   Net unrealized appreciation (depreciation) on investments             15,855,876     1,903,957        (48,003)(c)     17,711,830
   Net unrealized appreciation (depreciation) on
      futures contracts                                                     (22,799)      (54,750)        77,549(d)              --
   Net unrealized appreciation (depreciation) on
      swap contracts                                                        (86,792)      (27,295)       114,087(d)              --
   Net unrealized appreciation (depreciation) on written options
   Net unrealized appreciation (depreciation) on forward
      foreign currency contracts                                           (510,485)      (57,840)       568,325(d)              --
-----------------------------------------------------------------------------------------------------------------------------------
        Total net assets                                              $ 164,533,782  $ 57,298,279   $    (75,000)     $ 221,757,061
===================================================================================================================================

                                    SAI--16

Pioneer Solutions - Balanced Fund
July 31, 2017
(unaudited)

                                                             Pioneer         Pioneer
                                                         Solutions -     Solutions -
                                                            Balanced    Conservative      Pro Forma            Pro Forma
                                                                Fund            Fund    Adjustments             Combined
                                                       -----------------------------------------------------------------
NET ASSETS BY CLASS:
  Class A                                             $ 114,528,007    $ 42,698,526    $   (54,048)(b)     $ 157,172,485
========================================================================================================================
  Class C                                             $  49,276,765    $ 14,336,044    $   (20,613)(b)     $  63,592,196
========================================================================================================================
  Class R                                             $      30,644         $ 8,980    $       (13)(b)     $      39,611
========================================================================================================================
  Class Y                                             $     698,366    $    254,729    $      (326)(b)     $     952,769
========================================================================================================================
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
  Class A                                                 9,629,583       4,038,342       (447,213)(a)        13,220,712
========================================================================================================================
  Class C                                                 4,510,554       1,403,217        (90,392)(a)         5,823,379
========================================================================================================================
  Class R                                                     2,590             852            (93)(a)             3,349
========================================================================================================================
  Class Y                                                    57,903          25,570         (4,448)(a)            79,025
========================================================================================================================
NET ASSET VALUE PER SHARE:
  Class A                                             $       11.89    $      10.57                        $       11.89
========================================================================================================================
  Class C                                             $       10.92    $      10.22                        $       10.92
========================================================================================================================
  Class R                                             $       11.83    $      10.54                        $       11.83
========================================================================================================================
  Class Y                                             $       12.06    $       9.96                        $       12.06
========================================================================================================================
MAXIMUM OFFERING PRICE:
  Class A (100 / 94.25 x net asset value per)         $       12.62    $      11.21                        $       12.62
========================================================================================================================

(a) Class A, Class C, Class R and Class Y shares of Pioneer Solutions -- Conservative Fund are exchanged for Class A, Class C, Class R and Class Y shares of Pioneer Solutions -- Balanced Fund, respectively.

(b)   Reflects one-time cost related to the reorganization.

(c) Specific investments held by Pioneer Solutions -- Balanced Fund and Pioneer Solutions -- Conservative Fund no longer comply with the new prospectus mandate and are assumed sold. Proceeds have been reallocated amongst existing ETF and affiliated investments held by Pioneer Solutions -- Balanced Fund.

(d) Derivative investments held by Pioneer Solutions -- Balanced Fund and Pioneer Solutions -- Conservative Fund no longer comply with the new prospectus mandate and are assumed to be sold for cash.


See accompanying notes to pro forma financial statements.

                                    SAI--17

Pro Forma Statement of Operations

Pioneer Solutions - Balanced Fund
For the year ended July 31, 2017
(unaudited)

                                                                          Pioneer        Pioneer
                                                                      Solutions -    Solutions -
                                                                         Balanced   Conservative     Pro Forma           Pro Forma
                                                                             Fund           Fund   Adjustments            Combined
                                                                   ---------------------------------------------------------------
INVESTMENT INCOME:
  Dividends from underlying affiliated funds                       $    2,701,762   $  1,339,298   $        --      $    4,041,060
  Dividends from underlying unaffiliated funds                          1,018,726        336,733            --           1,355,459
  Interest                                                                 70,974         26,662            --              97,636
----------------------------------------------------------------------------------------------------------------------------------
     Total investment income                                       $    3,791,462   $  1,702,693   $        --      $    5,494,155
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $      224,362   $     78,289   $        --      $      302,651
  Transfer agent fees
     Class A                                                              112,556         38,361            --             150,917
     Class C                                                               31,038         12,290            --              43,328
     Class R                                                                  117             66            --                 183
     Class Y                                                                1,029            310            --               1,339
  Distribution fees
     Class A                                                              293,331        110,893            --             404,224
     Class C                                                              543,625        157,339            --             700,964
     Class R                                                                  112             44            --                 156
  Shareholder communication expense                                        22,975          6,621            --              29,596
  Administrative reimbursements                                            93,241         39,314       (16,150)(b)         116,405
  Custodian fees                                                           50,896         51,407       (20,461)(b)          81,842
  Registration fees                                                        75,853         70,446       (36,575)(a)         109,724
  Professional fees                                                        42,516         42,427       (33,291)(a)          51,652
  Printing expense                                                         33,383         18,244       (11,781)(a)          39,846
  Pricing fees                                                              1,615          1,219        (2,834)(a)              --
  Fees and expenses of non-affiliated trustees                              7,379          7,096        (4,475)(a)          10,000
  Insurance expense                                                         2,354            939            --               3,293
  Miscellaneous                                                            10,585          7,209         3,508(a)           21,302
----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                $    1,546,967   $    642,514   $  (122,059)     $    2,067,422
     Less fees waived and expenses reimbursed by the Adviser                 (107)      (102,991)      102,987(b)             (111)
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                  $    1,546,860   $    539,523   $   (19,072)     $    2,067,311
----------------------------------------------------------------------------------------------------------------------------------
       Net investment income                                       $    2,244,602   $  1,163,170   $    19,072      $    3,426,844
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Underlying affiliated funds                                   $    1,898,557   $    (83,687)  $    35,958(c)   $    1,850,828
     Underlying unaffiliated funds                                     (1,558,110)       (42,741)       12,045(c)       (1,588,806)
     Capital gain on distributions from underlying
       affiliated funds                                                 1,165,286        312,234            --           1,477,520
     Capital gain on distributions from underlying
       unaffiliated funds                                                 433,965         35,056            --             469,021
     Futures contracts                                                 (3,541,877)      (632,170)      (77,549)(d)      (4,251,596)
     Swap contracts                                                      (389,466)      (126,396)     (114,087)(d)       (629,949)
     Written options                                                      262,780         20,724            --             283,504
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies                  554,349        207,936      (568,325)(d)         193,960
----------------------------------------------------------------------------------------------------------------------------------
                                                                   $   (1,174,516)  $   (309,044)  $  (711,958)     $   (2,195,518)
----------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized apprecaition (deprecaition) on:
     Underlying affiliated funds                                   $    6,974,415   $    943,543   $   (35,958)(c)  $    7,882,000
     Underlying unaffiliated funds                                      2,624,782        100,735       (12,045)(c)       2,713,472
     Futures contracts                                                    506,000        112,311        77,549(d)          695,860
     Swap contracts                                                       288,358         93,909       114,087(d)          496,354
     Written options                                                      (64,327)       (17,544)           --             (81,871)
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                     (372,479)       (31,416)      568,325(d)          164,430
----------------------------------------------------------------------------------------------------------------------------------
                                                                   $    9,956,749   $  1,201,538   $   711,958      $   11,870,245
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts, written options, swap contracts
     and foreign currency transactions                             $    8,782,233   $    892,494   $        --      $    9,674,727
----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations             $   11,026,835   $  2,055,664   $    19,072      $   13,101,571
==================================================================================================================================


(a)   Reflects reduction in expenses due to elimination of duplicate services.

(b) Reflects change in fee structure to conform with Pioneer Solutions -- Balanced Fund's custodian, administrative, management and transfer agent agreements.

(c) Represents a realized gain on the sale of specific investments held by Pioneer Solutions -- Balanced Fund and Pioneer Solutions -- Conservative Fund which no longer comply with the Pioneer Solutions -- Balanced Fund's new prospectus mandate.

(d) Represents the net realized loss on the sale of derivative investments held by Pioneer Solutions -- Balanced Fund and Pioneer Solutions -- Conservative Fund which no longer comply with the new prospectus mandate.

See accompanying notes to pro forma financial statements.


                                    SAI--18

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

Pioneer Solutions -- Balanced Fund
July 31, 2017
(unaudited)

1. Description of the Fund

Pioneer Asset Allocation Trust (the "Trust") is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of three separate funds (each, a "Fund," and collectively, the "Funds"), each issuing four classes of shares as follows:

Pioneer Solutions -- Conservative Fund ("Conservative Fund")

Pioneer Solutions -- Growth Fund ("Growth Fund")

Pioneer Solutions -- Balanced Fund ("Balanced Fund").

The investment objective of each of the Conservative Fund, the Growth Fund and the Balanced Fund is to seek long-term capital growth and current income.

Each Fund is a "fund of funds." Each Fund seeks to achieve its investment objective by investing primarily in other funds ("underlying funds"). Each Fund may also invest directly in securities and use derivatives. Each Fund invests mainly in funds managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. Each Fund may also invest in unaffiliated mutual funds or exchange-traded funds ("ETFs"). The Funds indirectly pay a portion of the expenses incurred by underlying funds. Consequently, an investment in the Funds entails more direct and indirect expenses than direct investment in the applicable underlying funds.

Each Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of each Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of each Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of a Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Funds' investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Funds' investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. Financial statements filed with the SEC with a period end date on or after August 1, 2017 are required to be in compliance with the amendments to Regulation S-X. Although still evaluating the impact of these amendments, management expects the Fund's adoption to be limited to additional financial statement disclosures.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Each Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP.

                                    SAI--19

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed Reorganization of Conservative Fund with and into the Balanced Fund (the "Reorganization"), as if such Reorganization had taken place as of July 31, 2017.

Under the terms of an Agreement and Plan of Reorganization between these two funds, the combination of the Balanced Fund and Conservative Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free reorganizations of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of the Conservative Fund in exchange for shares of the Balanced Fund at the Balanced Fund's net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Balanced Fund and Conservative Fund have been combined as of and for the twelve months ended July 31, 2017. Following the Reorganization, the Fund will be the accounting survivor. The Adviser has agreed to pay 50% of the expenses associated with the Reorganization, and the Balanced Fund and Conservative Fund will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Balanced Fund and Conservative Fund included in their respective annual reports to shareowners dated July 31, 2017. The schedule of investments and the statement of assets and liabilities have been shown to reflect the liquidation of certain securities and derivative investments held by the Balanced Fund and Conservative Fund that no longer comply with the Balanced Fund's new prospectus mandate. Proceeds from the sale of investment securities have been reallocated into existing ETF and affiliated investments held by the Balanced Fund. Proceeds from the sale of derivative investments have been redeemed for cash. The statement of operations reflect the realized gain/loss from the sale of investments and derivative holdings and other adjustments made to expenses for affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on August 1, 2016.

3. Security Valuation

The net asset value of the Funds are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Swap agreements, including interest rate swaps, caps and floors (other than centrally cleared swap agreements) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

                                    SAI--20

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Funds' Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Funds may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of each Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of each Fund's securities may differ significantly from exchange prices and such differences could be material.

At July 31, 2017, the Funds held no securities valued using fair value methods (other than to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

4. Investment Income and Transactions

Dividend income and realized capital gain distributions from investment company shares held are recorded on the ex-dividend date. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

5. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Balanced Fund that would have been issued at July 31, 2017, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net assets of the Conservative Fund, as of July 31, 2017, divided by the net asset value of the Balanced Fund's shares as of July 31, 2017. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at July 31, 2017:

                                              Additional                 Total
                           Shares of      Shares Assumed           Outstanding
                       Balanced Fund           Issued In                Shares
Class of Shares      Pre-Combination      Reorganization      Post-Combination
------------------------------------------------------------------------------
Class A                    9,629,583           3,591,129            13,220,712
Class C                    4,510,554           1,312,825             5,823,379
Class R                        2,590                 759                 3,349
Class Y                       57,903              21,122                79,025

6. Management Agreement

The Adviser manages the Funds' portfolios. Management fees for the Fund are calculated daily at an annual rate equal to 0.13% of the Fund's average daily net assets up to $2.5 billion; 0.11% of the Fund's average daily net assets over $2.5 billion up to $4 billion; 0.10% of the Fund's average daily net assets over $4 billion up to $5.5 billion; and 0.08% of the Fund's average daily net assets over $5.5 billion.

For the year ended July 31, 2017, the effective management fee for the Balanced Fund was equivalent to 0.13% of the Fund's average daily net assets. Fees waived and expenses reimbursed during the year ended July 31, 2017 are reflected in the Statements of Operations.

The Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than underlying fund fees and expenses, to 0.70%, 1.45%, and 0.90% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. Fees waived and expenses reimbursed during the twelve months ended July 31, 2017, are reflected on the Statement of Operations. The Adviser has agreed to further limit the ordinary operating expenses of Class R shares of the combined fund following the completion of the Reorganization to 0.78% of the average daily net assets attributable to Class R shares. These expense limitations are in effect through December 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.



                                    SAI--21

7. Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

                                    SAI--22

       3. Pro Forma Financial Statements Assuming Reorganization of only Pioneer Solutions - Growth Fund into the Acquiring Fund



                                    SAI--23

Pro Forma Combined Schedule of Investments

Pioneer Solutions - Balanced Fund
July 31, 2017
(unaudited)

                                                      Pioneer
                                                 Solutions --
     Pioneer         Pioneer                         Balanced
Solutions --    Solutions --                             Fund                                                              % of
    Balanced          Growth                        Pro Forma                                                         Pro Forma
        Fund            Fund       Pro Forma         Combined                                                          Combined
      Shares          Shares      Adjustment           Shares                                                        Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                                                                 MUTUAL FUNDS                                             97.9%
                                                                 UNAFFILIATED FUNDS                                        7.1%
      74,636         195,731        (270,367)              --    AMG Managers Fairpointe Mid Cap Fund Class I
     123,725         401,463        (525,188)              --    Columbia Contrarian Core Fund Class Y
     735,648         323,717      (1,059,365)              --    Doubleline Total Return Bond Fund Class I
      16,694          40,760           4,838           62,292    iShares Core MSCI Emerging Markets ETF
      89,985         237,003           8,784          335,772    iShares MSCI Canada ETF
      49,534         120,827          14,471          184,832    iShares MSCI China ETF
      37,046          92,280           8,908          138,234    iShares MSCI South Korea Capped ETF
          --         386,257        (386,257)              --    JOHCM Asia Ex-Japan Equity Fund Class IS
          --         441,868        (441,868)              --    JPMorgan Intrepid European Fund Class L
     594,024              --        (594,024)              --    MFS Total Return Bond Fund Class I
          --         213,156        (213,156)              --    Oak Ridge Small Cap Growth Fund Class K
     166,209         508,467        (674,676)              --    T. Rowe Price International Funds - European Stock Fund
     548,481              --        (548,481)              --    Western Asset Core Plus Bond Fund Class IS
-------------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL INVESTMENTS IN UNAFFILIATED FUNDS
-------------------------------------------------------------------------------------------------------------------------------
                                                                 AFFILIATED FUNDS*                                        90.8%
   1,505,215       1,902,159       2,209,215        5,616,589    Pioneer Bond Fund Class K
     195,351         619,773         (86,187)         728,937    Pioneer Core Equity Fund Class Y
     491,134       1,584,109        (242,616)       1,832,627    Pioneer Disciplined Value Fund Class Y
     491,341              --       1,342,059        1,833,400    Pioneer Dynamic Credit Fund Class Y
     130,055         459,868        (104,632)         485,291    Pioneer Fund Class Y
     173,510         626,568        (152,639)         647,439    Pioneer Fundamental Growth Fund Class K
   1,078,851       2,341,358         605,437        4,025,646    Pioneer Global Equity Fund Class K
     312,079              --         852,419        1,164,498    Pioneer Global High Yield Fund Class Y
                     262,268        (262,268)              --    Pioneer Global Multisector Income Fund Class Y
           1              --               2                3    Pioneer High Yield Fund Class Y
   1,172,294       2,322,206         879,819        4,374,319    Pioneer International Equity Fund Class Y
     228,181         693,486         (70,228)         851,439    Pioneer Mid Cap Value Fund Class K
   2,036,411         870,025       4,692,268        7,598,704    Pioneer Strategic Income Fund Class K
-------------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL INVESTMENTS IN AFFILIATED FUNDS
-------------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL MUTUAL FUNDS
-------------------------------------------------------------------------------------------------------------------------------

                                                              Pioneer
      Pioneer          Pioneer                           Solutions --
 Solutions --     Solutions --                          Balanced Fund
     Balanced           Growth                              Pro Forma
         Fund             Fund                               Combined
       Market           Market          Pro Forma              Market
        Value            Value      Adjustment (a)              Value
---------------------------------------------------------------------
$    3,288,456   $    8,623,921     $ (11,912,377)     $           --
     3,205,715       10,401,906       (13,607,621)                 --
     7,871,434        3,463,772       (11,335,206)                 --
       881,276        2,151,720           255,415           3,288,411
     2,510,581        6,612,384           245,069           9,368,034
     2,942,815        7,178,332           859,731          10,980,878
     2,582,106        6,431,916           620,900           9,634,922
            --        4,750,964        (4,750,964)                 --
            --       11,855,319       (11,855,319)                 --
     6,385,758               --        (6,385,758)                 --
            --        7,756,747        (7,756,747)                 --
     3,365,732       10,296,457       (13,662,189)                 --
     6,504,985               --        (6,504,985)                 --
---------------------------------------------------------------------
$   39,538,858   $   79,523,438     $ (85,790,051)     $   33,272,245
---------------------------------------------------------------------
$   14,645,742   $   18,508,007     $  21,495,663      $   54,649,412
     3,994,931       12,674,353        (1,762,518)         14,906,766
     8,344,367       26,914,012        (4,122,044)         31,136,335
     4,687,396              --         12,803,247          17,490,643
     4,207,283       14,876,717        (3,384,860)         15,699,140
     3,848,452       13,897,278        (3,385,541)         14,360,189
    16,937,961       36,759,321         9,505,361          63,202,643
     2,783,745              --          7,603,575          10,387,320
                      2,848,230        (2,848,230)                 --
             6               --                18                  24
    27,384,773       54,246,741        20,552,570         102,184,084
     5,788,952       17,593,740        (1,781,682)         21,601,010
    22,095,059        9,439,771        50,911,112          82,445,942
---------------------------------------------------------------------
$  114,718,667   $  207,758,170     $ 105,586,671      $  428,063,508
---------------------------------------------------------------------
$  154,257,525   $  287,281,608     $  19,796,620      $  461,335,753
---------------------------------------------------------------------

                                    SAI--24

                                                        Pioneer
                                                   Solutions --
         Pioneer        Pioneer                        Balanced
    Solutions --   Solutions --                            Fund                                                               % of
        Balanced         Growth                       Pro Forma                                                          Pro Forma
            Fund           Fund        Pro Forma       Combined                                                           Combined
          Shares         Shares       Adjustment         Shares                                                         Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
       Principal      Principal         ProForma      Principal
       Amount ($)     Amount ($)      Adjustment      Amount ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   U.S. GOVERNMENT AND AGENCY OBLIGATION                      0.0%
       3,632,917      6,796,244      (10,429,161)            --    U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/27
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   SOVEREIGN DEBT OBLIGATION                                  0.0%
 JPY 361,201,906    615,878,840     (977,080,746)            --    Japanese Government CPI Linked Bond, 0.10%, 3/10/25
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL SOVEREIGN DEBT OBLIGATION
-----------------------------------------------------------------------------------------------------------------------------------
                                        ProForma
       Contracts      Contracts       Adjustment      Contracts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   EXCHANGE-TRADED PUT OPTION PURCHASED                       0.0%
             --             169             (169)            --    Russell 2000 Index
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL EXCHANGE-TRADED PUT OPTION PURCHASED
                                                                   (Premiums paid $1,416,651)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN SECURITIES                           97.9%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   OTHER ASSETS AND LIABILITIES                               2.1%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL NET ASSETS                                         100.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENT AT COST
===================================================================================================================================

                                                                        Pioneer
        Pioneer              Pioneer                               Solutions --
   Solutions --         Solutions --                              Balanced Fund
       Balanced               Growth                                  Pro Forma
           Fund                 Fund                                   Combined
         Market               Market            Pro Forma                Market
          Value                Value        Adjustment (a)                Value
-------------------------------------------------------------------------------
$     3,585,123      $     6,706,833      $   (10,291,956)     $          --
-------------------------------------------------------------------------------
$     3,585,123      $     6,706,833      $   (10,291,956)     $          --
-------------------------------------------------------------------------------
$     3,394,305      $     5,787,569      $    (9,181,874)     $          --
-------------------------------------------------------------------------------
$     3,394,305      $     5,787,569      $    (9,181,874)     $          --
-------------------------------------------------------------------------------
$           --       $       322,790      $      (322,790)     $          --
-------------------------------------------------------------------------------
$           --       $       322,790      $      (322,790)     $          --
-------------------------------------------------------------------------------
$   161,236,953      $   300,098,800      $            --      $ 461,335,753
-------------------------------------------------------------------------------
$     3,296,829      $     6,611,997      $            --      $   9,908,826
-------------------------------------------------------------------------------
$   164,533,782      $   306,710,797      $            --      $ 471,169,579(b)
-------------------------------------------------------------------------------
$   145,381,077      $   264,161,474      $     2,304,438      $ 411,846,989
===============================================================================

*     Affiliated funds managed by the Adviser.

(a) Specific investments held by Pioneer Solutions -- Balanced Fund and Pioneer Solutions -- Growth Fund no longer comply with the new prospectus mandate and are assumed sold. Proceeds have been reallocated amongst existing ETF and affiliated investments held by Pioneer Solutions -- Balanced Fund.

(b)   Reflects costs of the reorganization.

JPY   Japanese Yen

                                    SAI--25

Pro Forma Statement of Assets and Liabilities


Pioneer Solutions - Balanced Fund
July 31, 2017
(unaudited)

                                                                           Pioneer        Pioneer
                                                                       Solutions -    Solutions -
                                                                          Balanced         Growth        Pro Forma        Pro Forma
                                                                              Fund           Fund      Adjustments         Combined
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investment in securities of affiliated funds, at value
      (at cost $99,756,860 and $174,807,834, respectively)           $ 114,718,667  $ 207,758,170  $ 105,586,671(c)   $ 428,063,508
   Investment in securities of unaffiliated funds, at value
      (at cost $45,624,217 and $89,353,640, respectively)               46,518,286     92,340,630   (105,586,671)(c)     33,272,245
   Cash                                                                  1,377,044      1,686,944      7,521,890(d)      10,585,878
   Foreign currencies, at value (at cost $14,228 and
      $53,588, respectively)                                                 6,991         44,229                            51,220
   Restricted cash                                                       2,744,246      6,151,101     (8,895,347)(d)             --
   Unrealized appreciation on forward foreign
      currency contracts                                                   876,171      2,152,462     (3,028,633)(d)             --
   Receivables -
      Capital stock sold                                                    48,361        153,098             --            201,459
      Distributions to shareowner                                            1,785             --             --              1,785
      Dividends                                                            157,458         94,937             --            252,395
      Interest                                                               1,922          3,381             --              5,303
   Due from the Adviser                                                         36             35             --                 71
   Other assets                                                             23,927         20,817             --             44,744
-----------------------------------------------------------------------------------------------------------------------------------
        Total assets                                                 $ 166,474,894  $ 310,405,804  $  (4,402,090)     $ 472,478,608
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Written options (premiums received $- and $(574,156),
      respectively)                                                  $          --  $      70,980  $     (70,980)(d)  $          --
   Unrealized depreciation on interest rate swap agreements                 21,053         38,614        (59,667)(d)             --
   Unrealized depreciation on forward foreign currency contracts         1,379,203      2,418,825     (3,798,028)(d)             --
   Payables for:
      Capital stock redeemed                                               272,841        666,120             --            938,961
      Distributions to shareowners                                              --          2,126             --              2,126
      Professional fees                                                     35,433         39,287             --             74,720
      Custodian fees                                                         8,739          8,890             --             17,629
      Swap payments                                                          3,866          6,384             --             10,250
   Variation margin for centrally cleared interest
      rate swap agreements                                                  81,920        160,834       (242,754)(d)             --
   Variation margin for futures contracts                                   65,656        165,005       (230,661)(d)             --
   Due to affiliates                                                        32,046         50,011             --             82,057
   Accrued expenses and other liabilities                                   40,355         67,931         75,000(b)         183,286
------------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                            $   1,941,112  $   3,695,007  $  (4,327,090)     $   1,309,029
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                                   $ 154,585,013  $ 266,065,178  $          --      $ 420,650,191
   Undistributed net investment income                                     559,550     (1,193,533)       (75,000)(b)       (708,983)
   Accumulated net realized gain (loss) on investments,
      futures contracts, swap agreements, written options and
      foreign currency transactions                                     (5,846,581)     6,059,220      1,526,968(c)       1,739,607
   Net unrealized appreciation (depreciation) on investments            15,855,876     35,937,326     (2,304,438)(c)     49,488,764
   Net unrealized appreciation (depreciation) on futures contracts         (22,799)      (210,470)       233,269(d)              --
   Net unrealized appreciation (depreciation) on swap contracts            (86,792)      (174,044)       260,836(d)              --
   Net unrealized appreciation (depreciation) on written options                --        503,176       (503,176)(d)             --
   Net unrealized appreciation (depreciation) on forward foreign currency contracts and other assets and liabilities
      denominated in foreign currencies                                   (510,485)      (276,056)       786,541(d)              --
------------------------------------------------------------------------------------------------------------------------------------
        Total net assets                                             $ 164,533,782  $ 306,710,797  $     (75,000)     $ 471,169,579
====================================================================================================================================

                                    SAI--26

Pioneer Solutions - Balanced Fund
July 31, 2017
(unaudited)

                                                             Pioneer       Pioneer
                                                         Solutions -   Solutions -
                                                            Balanced        Growth         Pro Forma      Pro Forma
                                                                Fund          Fund       Adjustments       Combined
                                                       ------------------------------------------------------------
NET ASSETS BY CLASS:
   Class A                                             $ 114,528,007  $ 237,909,576  $    (55,191)(b) $ 352,382,392
===================================================================================================================
   Class C                                             $  49,276,765  $  67,953,880  $    (19,539)(b) $ 117,211,106
===================================================================================================================
   Class R                                             $      30,644  $      36,642  $        (12)(b) $      67,274
===================================================================================================================
   Class Y                                             $     698,366  $     810,699  $       (258)(b) $   1,508,807
===================================================================================================================
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
   Class A                                                 9,629,583     17,610,111     2,399,105(a)     29,638,799
===================================================================================================================
   Class C                                                 4,510,554      5,348,524       874,359(a)     10,733,437
===================================================================================================================
   Class R                                                     2,590          2,732           365(a)          5,687
===================================================================================================================
   Class Y                                                    57,903         58,736         8,486(a)        125,125
===================================================================================================================
NET ASSET VALUE PER SHARE:
   Class A                                             $       11.89  $       13.51                   $       11.89
===================================================================================================================
   Class C                                             $       10.92  $       12.71                   $       10.92
===================================================================================================================
   Class R                                             $       11.83  $       13.41                   $       11.83
===================================================================================================================
   Class Y                                             $       12.06  $       13.80                   $       12.06
===================================================================================================================
MAXIMUM OFFERING PRICE:
   Class A (100 / 94.25 x net asset value per)         $       12.62  $       14.33                   $       12.62
===================================================================================================================

(a) Class A, Class C, Class R and Class Y shares of Pioneer Solutions -- Growth Fund are exchanged for Class A, Class C, Class R, and Class Y shares of Pioneer Solutions -- Balanced Fund, respectively.

(b)   Reflects one-time cost related to the reorganization.

(c) Specific investments held by Pioneer Solutions -- Balanced Fund and Pioneer Solutions -- Growth Fund no longer comply with the new prospectus mandate and are assumed sold. Proceeds have been reallocated amongst existing ETF and affiliated investments held by Pioneer Solutions -- Balanced Fund.

(d) Derivative investments held by Pioneer Solutions -- Balanced Fund and Pioneer Solutions -- Growth Fund no longer comply with the new prospectus mandate and are assumed to be sold for cash.

See accompanying notes to pro forma financial statements.

                                    SAI--27

Pro Forma Statement of Operations

Pioneer Solutions - Balanced Fund
For the year ended July 31, 2017
(unaudited)

                                                                        Pioneer        Pioneer
                                                                       Solutions -   Solutions -
                                                                       Balanced        Growth       Pro Forma          Pro Forma
                                                                         Fund           Fund       Adjustments         Combined
                                                                   ----------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from underlying affiliated funds                      $    2,701,762   $  3,335,754   $         --      $    6,037,516
   Dividends from underlying unaffiliated funds                         1,018,726      1,109,272             --           2,127,998
   Interest                                                                70,974        130,045             --             201,019
-----------------------------------------------------------------------------------------------------------------------------------
      Total investment income                                      $    3,791,462   $  4,575,071   $         --      $    8,366,533
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                 $      224,362   $    399,810   $         --      $      624,172
   Transfer agent fees
      Class A                                                             112,556        277,325             --             389,881
      Class C                                                              31,038         56,525             --              87,563
      Class R                                                                 117            168             --                 285
      Class Y                                                               1,029          1,381             --               2,410
   Distribution fees
      Class A                                                             293,331        589,309             --             882,640
      Class C                                                             543,625        707,276             --           1,250,901
      Class R                                                                 112            134             --                 246
   Shareholder communication expense                                       22,975         52,372             --              75,347
   Administrative reimbursements                                           93,241        172,639        (25,814)(b)         240,066
   Custodian fees                                                          50,896         51,384        (20,456)(b)          81,824
   Registration fees                                                       75,853         56,292        (33,035)(a)          99,110
   Professional fees                                                       42,516         46,724        (34,712)(a)          54,528
   Printing expense                                                        33,383         26,391        (18,682)(a)          41,092
   Pricing fees                                                             1,615          1,476         (3,091)(a)              --
   Fees and expenses of non-affiliated trustees                             7,379         10,652         (4,031)(a)          14,000
   Insurance expense                                                        2,354          4,141             --(a)            6,495
   Miscellaneous                                                           10,585         11,799          4,468(a)           26,852
-----------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                               $    1,546,967   $  2,465,798   $   (135,353)     $    3,877,412
      Less fees waived and expenses reimbursed by the Adviser                (107)          (139)           117(b)             (129)
-----------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                 $    1,546,860   $  2,465,659   $   (135,236)     $    3,877,283
-----------------------------------------------------------------------------------------------------------------------------------
        Net investment income                                      $    2,244,602   $  2,109,412   $    135,236      $    4,489,250
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Underlying affiliated funds                                  $    1,898,557   $  6,961,742   $  1,449,809(c)   $   10,310,108
      Underlying unaffiliated funds                                    (1,558,110)   (3,898,915)        854,629(c)       (4,602,396)
      Capital gain on distributions from underlying
        affiliated funds                                                1,165,286      4,162,676             --           5,327,962
      Capital gain on distributions from underlying
        unaffiliated funds                                                433,965        975,954             --           1,409,919
      Futures contracts                                                (3,541,877)   (1,853,526)       (233,269)(d)      (5,628,672)
      Swap contracts                                                     (389,466)      (644,667)      (260,836)(d)      (1,294,969)
      Written options                                                     262,780      1,190,184        503,176(d)        1,956,140
      Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 554,349        506,786       (786,541)(d)         274,594
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   $   (1,174,516)  $  7,400,234   $  1,526,968      $    7,752,686
-----------------------------------------------------------------------------------------------------------------------------------
   Change in net unrealized apprecaition (deprecaition) on:
      Underlying affiliated funds                                  $    6,974,415   $ 11,842,079   $ (1,449,809)(c)  $   17,366,685
      Underlying unaffiliated funds                                     2,624,782      8,911,873       (854,629)(c)      10,682,026
      Futures contracts                                                   506,000      1,275,949        233,269(d)        2,015,218
      Swap contracts                                                      288,358        442,592        260,836(d)          991,786
      Written options                                                     (64,327)       385,539       (503,176)(d)       (181,964)
      Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                    (372,479)       (66,155)       786,541(d)          347,907
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   $    9,956,749   $ 22,791,877   $ (1,526,968)     $   31,221,658
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments,
      futures contracts, written options, swap contracts
      and foreign currency transactions                            $    8,782,233   $ 30,192,111   $         --      $   38,974,344
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $   11,026,835   $ 32,301,523   $    135,236      $   43,463,594
====================================================================================================================================

(a)   Reflects reduction in expenses due to elimination of duplicate services.

(b) Reflects change in fee structure to conform with Pioneer Solutions -- Balanced Fund's custodian, administrative, management and transfer agent agreements.

(c) Represents a realized gain on the sale of specific investments held by Pioneer Solutions -- Balanced Fund and Pioneer Solutions -- Growth Fund which no longer comply with the Pioneer Solutions -- Balanced Fund's new prospectus mandate.

(d) Represents the net realized loss on the sale of derivative investments held by Pioneer Solutions -- Balanced Fund and Pioneer Solutions -- Growth Fund which no longer comply with the new prospectus mandate.


See accompanying notes to pro forma financial statements.

                                    SAI--28

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

Pioneer Solutions -- Balanced Fund
July 31, 2017
(unaudited)

1. Description of the Fund

Pioneer Asset Allocation Trust (the "Trust") is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of three separate funds (each, a "Fund," and collectively, the "Funds"), each issuing four classes of shares as follows:

Pioneer Solutions -- Conservative Fund ("Conservative Fund")

Pioneer Solutions -- Growth Fund ("Growth Fund")

Pioneer Solutions -- Balanced Fund ("Balanced Fund").

The investment objective of each of the Conservative Fund, the Growth Fund and the Balanced Fund is to seek long-term capital growth and current income.

Each Fund is a "fund of funds." Each Fund seeks to achieve its investment objective by investing primarily in other funds ("underlying funds"). Each Fund may also invest directly in securities and use derivatives. Each Fund invests mainly in funds managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. Each Fund may also invest in unaffiliated mutual funds or exchange-traded funds ("ETFs"). The Funds indirectly pay a portion of the expenses incurred by underlying funds. Consequently, an investment in the Funds entails more direct and indirect expenses than direct investment in the applicable underlying funds.

Each Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of each Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of each Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of a Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Funds' investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Funds' investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. Financial statements filed with the SEC with a period end date on or after August 1, 2017 are required to be in compliance with the amendments to Regulation S-X. Although still evaluating the impact of these amendments, management expects the Fund's adoption to be limited to additional financial statement disclosures.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

                                    SAI--29

Each Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed Reorganization of Growth Fund with and into the Balanced Fund (the "Reorganization"), as if such Reorganization had taken place as of July 31, 2017.

Under the terms of an Agreement and Plan of Reorganization between these two funds, the combination of the Balanced Fund and Growth Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free reorganizations of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of the Growth Fund in exchange for shares of the Balanced Fund at the Balanced Fund's net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Balanced Fund and Growth Fund have been combined as of and for the twelve months ended July 31, 2017. Following the Reorganization, the Fund will be the accounting survivor. The Adviser has agreed to pay 50% of the expenses associated with the Reorganization, and the Balanced Fund and Growth Fund will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Balanced Fund and Growth Fund included in their respective annual reports to shareowners dated July 31, 2017. The schedule of investments and the statement of assets and liabilities have been shown to reflect the liquidation of certain securities and derivative investments held by the Balanced Fund and Growth Fund that no longer comply with the Balanced Fund's new prospectus mandate. Proceeds from the sale of investment securities have been reallocated into existing ETF and affiliated investments held by the Balanced Fund. Proceeds from the sale of derivative investments have been redeemed for cash. The statement of operations reflect the realized gain/loss from the sale of investments and derivative holdings and other adjustments made to expenses for affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on August 1, 2016.

3. Security Valuation

The net asset value of the Funds are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Swap agreements, including interest rate swaps, caps and floors (other than centrally cleared swap agreements) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

                                    SAI--30

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Funds' Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Funds may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of each Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of each Fund's securities may differ significantly from exchange prices and such differences could be material.

At July 31, 2017, the Funds held no securities valued using fair value methods (other than to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

4. Investment Income and Transactions

Dividend income and realized capital gain distributions from investment company shares held are recorded on the ex-dividend date. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

5. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Balanced Fund that would have been issued at July 31, 2017, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net assets of the Growth Fund, as of July 31, 2017, divided by the net asset value of the Balanced Fund's shares as of July 31, 2017. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at July 31, 2017:

                                                   Additional                  Total
                            Shares of          Shares Assumed            Outstanding
                        Balanced Fund               Issued In                 Shares
Class of Shares       Pre-Combination          Reorganization       Post-Combination
------------------------------------------------------------------------------------
Class A                     9,629,583              20,009,216             29,638,799
Class C                     4,510,554               6,222,883             10,733,437
Class R                         2,590                   3,088                  5,687
Class Y                        57,903                  67,222                125,125

6. Management Agreement

The Adviser manages the Funds' portfolios. Management fees for the Fund are calculated daily at an annual rate equal to 0.13% of the Fund's average daily net assets up to $2.5 billion; 0.11% of the Fund's average daily net assets over $2.5 billion up to $4 billion; 0.10% of the Fund's average daily net assets over $4 billion up to $5.5 billion; and 0.08% of the Fund's average daily net assets over $5.5 billion.

For the year ended July 31, 2017, the effective management fee for the Balanced Fund was equivalent to 0.13% of the Fund's average daily net assets. Fees waived and expenses reimbursed during the year ended July 31, 2017 are reflected in the Statements of Operations.

The Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than underlying fund fees and expenses, to 0.70%, 1.45%, and 0.90%of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. Fees waived and expenses reimbursed during the twelve months ended July 31, 2017, are reflected on the Statement of Operations. The Adviser has agreed to further limit the ordinary operating expenses of Class R shares of the combined fund following the completion of the Reorganization to 0.78% of the average daily net assets attributable to Class R shares. These expense limitations are in effect through December 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.


                                    SAI--31

7. Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

                                    SAI--32

                                    PART C

                               OTHER INFORMATION
                        PIONEER ASSET ALLOCATION TRUST

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 30 of the most recently filed Registration Statement of Pioneer Asset Allocation Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-114788 and 811-21569), as filed with the Securities and Exchange Commission on November 27, 2017 (Accession No. 0001288255-17-000013), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)   Amended and Restated Agreement and Declaration of Trust          (11)
         (January 12, 2016)

(1)(b)   Certificate of Trust                                             (1)

(1)(c)   Certificate of Amendment to Certificate of Trust                 (10)

(2)      Amended and Restated By-Laws                                     (7)

(3)      Not applicable                                                    --

(4)      Form of Agreement and Plan of Reorganization                     (*)

(5)      Reference is made to Exhibits (1)(a) and (2) hereof               --

(6)(a) Management Agreement with Amundi Pioneer Asset Management, Inc. (12) (July 3, 2017)

(6)(b)   Expense Limit Agreement (August 1, 2017)                         (12)

(6)(c)	 Form of Expense Limit Agreement				  (12)

(7)(a)   Underwriting Agreement with Amundi Pioneer Distributor, Inc.     (12)
         (July 3, 2017)

(7)(b)   Dealer Sales Agreement                                           (6)

(8)      Not applicable                                                    --

(9)(a)   Custodian Agreement                                              (5)

(9)(b)   Appendix A to Custodian Agreement (December 27, 2016)		  (12)

(9)(c)   Amendment to Custodian Agreement (May 31, 2016)                  (11)

(10)(a)  Pioneer Funds Distribution Plan dated February 1, 2008 (as       (12)
         amended January 10, 2017)

(10)(b)  Multiple Class Plan pursuant to Rule 18f-3 - Pioneer Ibbotson    (2)
         Moderate Allocation Fund

(10)(c)  Multiple Class Plan pursuant to Rule 18f-3 - Pioneer Ibbotson    (2)
         Growth Allocation Fund

(10)(d)  Multiple Class Plan pursuant to Rule 18f-3 - Pioneer Ibbotson    (3)
         Conservative Allocation Fund

(11)	 Opinion of Counsel (legality of securities being offered)        (12)

(12)(a)  Form of opinion as to tax matters and consent (Pioneer           (12)
         Solutions - Conservative Fund)

(12)(b)  Form of opinion as to tax matters and consent (Pioneer           (12)
         Solutions - Growth Fund)

(13)(a)  Transfer Agency Agreement (November 2, 2015)                     (11)

(13)(b)  Amended and Restated Administration Agreement (February 1, 2017) (12)

(13)(c)  Administrative Agency Agreement, dated as of March 5, 2012,      (8)
         between Brown Brothers Harriman & Co. and Amundi Pioneer Asset Management, Inc.

(13)(d)  Appendix A to Administrative Agency Agreement (December 27, 2016)(13)

(13)(e)  Asset Allocation Administration Agreement                        (4)

(14)     Consent of Independent Registered Public Accounting Firm         (**)

(15)     Not applicable                                                    --

(16)     Power of Attorney                                                (12)

(17)(a)  Code of Ethics of the Pioneer Funds, Amundi Pioneer              (9)
         Distributor, Inc., Amundi Pioneer Institutional Asset
         Management, Inc., and Amundi Pioneer Asset Management, Inc. (September 20, 2013)

(17)(b)  Combined Prospectus of Pioneer Solutions - Conservative Fund,	  (**)
	 Pioneer Solutions - Balanced Fund and Pioneer Solutions -
	 Growth Fund dated December 1, 2017, as supplemented, and
	 Combined Statement of Additional Information of Pioneer
	 Solutions - Conservative Fund, Pioneer Solutions - Balanced
	 Fund and Pioneer Solutions - Growth Fund dated December 1,
	 2017, as supplemented.

(17)(c)  Combined Annual Report of Pioneer Solutions - Conservative	  (12)
	 Fund, Pioneer Solutions - Balanced Fund and Pioneer Solutions - Growth Fund for the fiscal year ended July 31, 2017.

                          *    *    *    *    *    *

(1) Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's registration statement on Form N-1A (File Nos. 333-114788 and 811-21569), as filed with the Securities and Exchange Commission (the "SEC") on April 23, 2004 (Accession
     No. 0001288255-04-000006).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A (File Nos. 333-114788 and 811-21569), as filed with the SEC on August 6, 2004 (Accession No. 0001016964-04-000331).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 3 to the Registrant's registration statement on Form N-1A (File Nos. 333-114788 and 811-21569), as filed with the SEC on May 6, 2005 (Accession No. 0001016964-05-000218).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 4 to the Registrant's registration statement on Form N-1A (File Nos. 333-114788 and 811-21569), as filed with the SEC on July 15, 2005 (Accession
     No. 0001288255-05-000003).

(5) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 7 to the Registrant's registration statement on Form N-1A (File Nos. 333-114788 and 811-21569), as filed with the SEC on November 28, 2006 (Accession No. 0001288255-06-000019).

(6) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File Nos. 333-114788 and 811-21569), as filed with the SEC on November 28, 2007 (Accession No. 0001145443-07-003717).

(7) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 9 to the Registrant's registration statement on Form N-1A (File Nos. 333-114788 and 811-21569), as filed with the SEC on November 26, 2008 (Accession No. 0001288255-08-000008).

(8) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 15 to the Registrant's registration statement on Form N-1A (File Nos. 333-114788 and 811-21569), as filed with the SEC on November 28, 2012 (Accession No. 0001288255-12-000011).

(9) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 19 to the Registrant's registration statement on Form N-1A (File Nos. 333-114788 and 811-21569), as filed with the SEC on October 1, 2014 (Accession
      No. 0001288255-14-000012).

(10) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registrant's registration statement on Form N-1A (File No. 333-114788 and 811-21569), as filed with the SEC on November 26, 2014 (Accession
      No. 0001288255-14-000021).

(11) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 26 to the Registrant's registration statement on Form N-1A (File Nos. 333-114788 and 811-21569), as filed with the SEC on November 22, 2016 (Accession No. 0001288255-16-000040).

(12) Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's registration statement on Form N-14 (File No. 333-221237), as filed with the SEC on October 31, 2017 (Accession No. 0001288255-17-000011).

(13) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registrant's registration statement on Form N-1A (File Nos. 333-114788 and 811-21569), as filed with the SEC on November 27, 2017 (Accession No. 0001288255-17-000013).

(*)   Attached as Exhibit A to the combined Information Statement/Prospectus

(**)  Filed herewith.


ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus, which is part of this registration statement, by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-14 pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 15th day of December, 2017.


					PIONEER ASSET ALLOCATION TRUST



					By:  /s/ Lisa M. Jones
					------------------------------
					Name:  Lisa M. Jones
					Title: President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                  Title                      Date
---------                  -------------------------------------  -------------



/s/ Lisa M. Jones          President (Principal Executive	December 15, 2017
-------------------------  Officer) and Trustee
Lisa M. Jones



/s/ Mark E. Bradley        Treasurer (Principal Financial	December 15, 2017
-------------------------  and Accounting Officer)
Mark E. Bradley



/s/ David R. Bock*         Trustee				December 15, 2017
-------------------------
David R. Bock



/s/ Benjamin M. Friedman*  Trustee
-------------------------  					December 15, 2017
Benjamin M. Friedman



/s/ Margaret B.W. Graham*  Trustee
-------------------------  					December 15, 2017
Margaret B.W. Graham



/s/ Lorraine H. Monchak*   Trustee				December 15, 2017
-------------------------
Lorraine H. Monchak



/s/ Thomas J. Perna*       Chairman of the Board and		December 15, 2017
-------------------------  Trustee
Thomas J. Perna



/s/ Marguerite A. Piret*   Trustee				December 15, 2017
-------------------------
Marguerite A. Piret



/s/ Fred J. Ricciardi*     Trustee				December 15, 2017
-------------------------
Fred J. Ricciardi



/s/ Kenneth J. Taubes*     Trustee				December 15, 2017
-------------------------
Kenneth J. Taubes




*By: /s/ Lisa M. Jones
     ----------------------
     Lisa M. Jones
     Attorney-in-Fact

                                 EXHIBIT INDEX


The following exhibits are filed as part of this Registration Statement:

Exhibit No.	Description
-----------	-----------

(14)		Consent of Independent Registered Public Accounting Firm

(17)(b)		Combined Prospectus of Pioneer Solutions - Conservative Fund,
		Pioneer Solutions - Balanced Fund and Pioneer Solutions - Growth Fund dated December 1, 2017, as supplemented, and Combined Statement of Additional Information of Pioneer Solutions - Conservative Fund, Pioneer Solutions - Balanced Fund and Pioneer Solutions - Growth Fund dated December 1, 2017, as supplemented.